855 Main Street, 1st and 4th Floor Redwood City, CA SUBLEASE AGREEMENT This Sublease Agreement (“Sublease”) is made effective as of the 24th day of January, 2023, (the “Effective Date”) by and between DELPHIX CORP., a Delaware corporation (“Sublandlord“) and SUMO LOGIC, INC., a Delaware corporation (“Subtenant”) with reference to the following facts: A. 855 MAIN STREET RWC, LLC, a California limited liability company (“Master Landlord”) and Sublandlord entered into that certain Lease Agreement, dated August 12, 2021 (“Original Lease”) as amended by that certain First Amendment to Lease Agreement dated May 3, 2022 (“First Amendment”, collectively with the Original Lease, the “Master Lease”), whereby Master Landlord leased to Sublandlord and Sublandlord leased from Master Landlord those certain premises consisting of approximately 11,756 rentable square feet on the first (1st) floor and approximately 12,581 rentable square feet on the fourth (4th) floor (totaling approximately 24,337 rentable square feet) located at 855 Main Street, Redwood City, California as further set forth in the Master Lease (the “Premises”). B. Sublandlord agrees to sublease to Subtenant, and Subtenant agrees to sublease from Sublandlord, the entire Premises upon the terms and conditions set forth in this Sublease. AGREEMENT 1. Sublease of Premises. Subject to the terms and conditions of this Sublease, Sublandlord 1 hereby subleases to Subtenant and Subtenant hereby subleases from Sublandlord the Premises. 2. Master Lease and Other Agreements. 2.1 Subordinate to Master Lease. This Sublease is subject and subordinate to all of the terms and conditions of the Master Lease. Except as specifically set forth herein, Subtenant hereby assumes and agrees to perform the obligations of “Tenant” under the Master Lease to the extent incorporated herein pursuant to this Section 2. Unless otherwise defined, all capitalized terms used herein shall have the same meanings as given them in the Master Lease. A copy of the Master Lease is attached hereto as Exhibit A and incorporated herein by this reference. Subtenant shall not commit or permit to be committed any act or omission which would violate any term or condition of the Master Lease. Neither Sublandlord nor Subtenant shall neither do nor permit anything to be done which would cause the Master Lease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in Master Landlord under the Master Lease; provided however, nothing herein shall prohibit Sublandlord from exercising right to terminate the Master Lease as set forth in the Master Lease or available to Sublandlord under law or equity. Subtenant shall indemnify and hold Sublandlord harmless from and against all claims, liabilities, judgments, costs, demands, penalties, expenses, and damages of any kind whatsoever, including, without limitation, reasonable attorneys’ fees, consultants’ fees and costs and court costs, (“Claims”) by reason of any failure on the part of Subtenant to perform any of the obligations of “Tenant” under the Master Lease which Subtenant has become obligated hereunder to perform, and such indemnity and hold harmless shall survive the expiration or sooner termination of this Sublease. In the event of the termination of the Master Lease for any reason, then this Sublease shall terminate automatically upon such termination without any liability owed to Subtenant by Master Landlord, or by Sublandlord unless the termination is due to Sublandlord’s breach of the Master Lease and not due to Subtenant’s breach of the Sublease, or if such termination is in breach of Sublandlord’s covenants in this Sublease. Sublandlord shall not voluntarily terminate the Master Lease without Subtenant’s prior consent, which may be withheld in its sole discretion (excepting terminations pursuant to the terms of the Master Lease or as a result of rights and remedies available to Sublandlord under law or equity). In addition, Sublandlord shall not amend or modify the Master Lease in any manner that will result in a material increase in Subtenant’s obligations or reduction of Subtenant’s rights set forth in this Sublease. Exhibit 10.14 Sumo Logic, Inc.

855 Main Street, 1st and 4th Floor Sumo Logic, Inc. Redwood City, CA Subtenant represents and warrants to Sublandlord that it has read and is familiar with the Master Lease as attached hereto as Exhibit A. Notwithstanding anything herein to the contrary, Subtenant shall have no 2 obligation to perform any of the obligations of Sublandlord as "Tenant" under the Master Lease that Sublandlord was obligated under the Master Lease to perform prior to the Commencement Date but that have not been performed by Sublandlord, including without limitation, the obligation to repair any damage to the Premises existing as of the Commencement Date, to insure or to remove any alterations, additions or improvements performed by or at the direction of Sublandlord prior to the Commencement Date, to correct any violation of law, ordinance or regulation caused by Sublandlord, its agents, contractors, employees or invitees or which existed as of the Commencement Date, or to indemnify, defend or hold harmless Master Landlord with respect to matters occurring prior to the Commencement Date. 2.2 Applicable Provisions. All of the terms and conditions contained in the Master Lease as they may apply to the Premises are incorporated herein and shall be terms and conditions of this Sublease, except those directly contradicted by, inapplicable to, or modified by the terms and conditions contained in this Sublease. Each reference therein to “Landlord”, “Tenant”, “Leased Premises” and “Lease” to be deemed to refer to Sublandlord, Subtenant, Premises and Sublease, respectively, as appropriate. 2.3 Modifications. For the purposes of incorporation herein, the terms of the Master Lease are subject to the following additional modifications: (a) In all provisions of the Master Lease (under the terms thereof and without regard to modifications thereof for purposes of incorporation into this Sublease) requiring the approval or consent of Master Landlord, Subtenant shall be required to obtain the approval or consent of both Sublandlord and Master Landlord, under the same standards of consent as set forth in the Master Lease and the approval of Sublandlord may be withheld if Master Landlord’s consent is not obtained. (b) In all provisions of the Master Lease requiring “Tenant” to submit, exhibit to, supply or provide Master Landlord with evidence, certificates, or any other matter or thing, Subtenant shall be required to submit, exhibit to, supply or provide, as the case may be, the same to both Master Landlord and Sublandlord. (c) Sublandlord shall have no obligation to perform the obligations of “Landlord” under the Master Lease to restore or rebuild any portion of the Premises after any destruction or taking by eminent domain or to maintain, repair, restore or control any portion of the Building or Property. (d) Sublandlord shall not be obligated to perform those obligations of Master Landlord which Sublandlord cannot immediately and unilaterally perform as “Landlord”, nor shall Sublandlord be deemed to have adopted as its own any representations made by Master Landlord in the Master Lease. (e) Sublandlord shall not be obligated to maintain any building systems (unless such maintenance is the obligation of “Tenant” under the Master Lease and not the obligation of Subtenant herein), any Common Areas or any other repair or maintenance obligations which are Master Landlord’s obligations under the Master Lease. (f) Sublandlord shall have no obligation to perform those obligations of Master Landlord to construct or pay for any improvements. (g) In all provisions of the Master Lease requiring “Tenant” to designate Master Landlord as an additional or named insured on its insurance policy, Subtenant shall be required to so designate Master Landlord, Sublandlord and any individual, party or entity as required by Master Landlord or Sublandlord on its insurance policy.

855 Main Street, 1st and 4th Floor Sumo Logic, Inc. Redwood City, CA (h) If and to the extent that Sublandlord’s rental obligation is abated or reduced pursuant to the Master Lease due to a casualty, condemnation, or other interference with the use of the Premises, the Rent hereunder shall be abated or reduced in the same proportion and period as the abatement or reduction under the Master Lease. Subtenant shall not be entitled to any further abatement or reduction in Rent. (i) Whenever in the Master Lease a time is specified for the giving of any notice or the making of any demand by the “Tenant” thereunder, such time is hereby changed, for the purpose of this Sublease only, by adding two (2) business days thereto and whenever in the Master Lease a time is specified for the giving of any notice or the making of any demand by the “Landlord”, such time is hereby changed, for the purpose of this Sublease only, by subtracting two (2) business days therefrom. It is the purpose and intent of the foregoing provisions to provide Sublandlord with time within which to transmit to Master Landlord any notices or demands received from Subtenant and to transmit to Subtenant any notices or demands received from Master Landlord; provided, however, if such reduction would result in Subtenant not having at least three (3) business days to review and respond to any notice or demand, then such time period shall be equal to the lesser of (3) business days or the time period set forth in the Master Lease. (j) In the following provisions that are incorporated herein, the reference to Landlord shall mean Master Landlord only: Section 1.12 of the Original Lease; the portion of “Landlord shall replace such capital improvements or equipment” of the last sentence of Section 6.1 of the Original Lease; Section 4.1A(3) of the Original Lease; Sections 4.2(B) (provided that the Delivery Date and the Commencement Date in this Section 4.2(B) of the Original Lease shall have the meaning of the Delivery Date and the Commencement Date in the Master Lease), Sections 4.5, 4.6, 4.8, 4.8(A), 4.9, 5.4, 6.2 (except the second and third sentences), 6.4, 7.1 (except the last sentence), 7.3, 8.1, 9.2, 11.1 (provided that the Commencement Date in this Section 11.1 of the Original Lease shall have the meaning of the Commencement Date in the Master Lease), 11.2, 12.1, 12.2, 12.3, and 12.4 of the Original Lease. (k) In the following provisions that are incorporated herein, the reference to Landlord shall mean both Master Landlord and Sublandlord: Sections 4.1 (except the last sentence), 4.1(A), 4.1(A)(1), 4.1(A)(2) and 4.3 of the Original Lease; the second and third sentences of Section 6.2 of the Original Lease; the fourth sentence of Section 7.1 of the Original Lease; Sections 9.1(F), 10.1, 16.1 and 16.16 of the Original Lease. 2.4 Exclusions. Notwithstanding the terms of Section 2.2 above, Subtenant shall 3 have no rights under any of the following provisions of the Master Lease: (i) any rights or options to expand, extend, renew or terminate the Master Lease, this Sublease or the Premises, and (ii) any rights of first offer, rights of first negotiation, or similar rights, or any rights to any tenant improvement allowance (except for the tenant improvement allowance as expressly provided herein). In addition, the following provisions of the Master Lease are NOT incorporated herein: Portions of the Basic Lease Information Summary of the Original Lease with the following headings: Date, Landlord, Tenant, Commencement Date, Anticipated Delivery Date, Lease Term, Option to Extend, Base Monthly Rent, Estimated Monthly Operating Expenses And Taxes, Prepaid Rent, Security Deposit, Total Prepaid Rent and Security Deposit Due Upon Lease Execution, Landlord’s Address For Notices, Tenant’s Address For Notices, and Brokers; Sections 1.1, 1.2, 1.8, 1.10 and 1.11 of the Original Lease; the second sentence of Section 2.1 of the Original Lease; Sections 2.2, 2.3, 3.1 and 3.5 of the Original Lease; the last sentence of Section 3.6 of the Original Lease; the first sentence of Section 4.8 of the Original Lease; the third sentence of Section 4.8(A) of the Original Lease; Section 6.3; the last sentence of Section 8.2; Sections 11.3 and 13.3 of the Original Lease; the first two sentences of the first paragraph of Section 14.1(C) of the Original Lease; Sections 15.2 and 16.2(B) of the Original Lease; the second sentence of Section 16.9 of the Original Lease; the first sentence of Section 16.11 of the Original Lease; Section 16.14 of the Original Lease; Exhibits C and H; Addenda 1 and 2 of the Original Lease; and the entire First Amendment. All of the incorporated terms of the Master Lease as referenced and qualified above along with all of the following

855 Main Street, 1st and 4th Floor Sumo Logic, Inc. Redwood City, CA terms and conditions set forth in this document shall constitute the complete terms and conditions of this Sublease. 2.5 Obligations of Sublandlord. Notwithstanding anything herein contained, the only 4 services or rights to which Subtenant is entitled hereunder are those to which Sublandlord is entitled under the Master Lease, and for all such services and rights Subtenant shall look solely to the Master Landlord under the Master Lease, and the obligations of Sublandlord hereunder shall be limited to using its reasonable good faith efforts to obtain the performance by Master Landlord of its obligations, provided Subtenant shall reimburse Sublandlord for all reasonable, out-of-pocket costs incurred by Sublandlord in such efforts. Sublandlord shall have no liability to Subtenant or any other person for damage of any nature whatsoever as a result of the failure of Master Landlord to perform said obligations except for Master Landlord’s termination of the Sublandlord’s interest as “Tenant” under the Master Lease in the event of Sublandlord’s breach of the Master Lease (without cause of Subtenant). 2.6 Sublandlord Representations. Sublandlord represents and warrants to Subtenant as follows: (i) to Sublandlord’s actual knowledge, there are no other amendments or modifications to the Master Lease other than as attached hereto as Exhibit A which would materially and adversely affect Subtenant’s rights or obligations as set forth in this Sublease; and (ii) to Sublandlord’s actual knowledge, Sublandlord has not received a notice of default under the Master Lease from Master Landlord which remains uncured; and (iii) to Sublandlord’s actual knowledge, Sublandlord has not sent a notice of default under the Master Lease to Master Landlord that remains uncured. 3. Term. 3.1 Initial Term. The term of this Sublease (“Term”) shall commence the later of (i) the date the possession of the Premises is delivered to Subtenant (or the date possession of the Premises would have been delivered but for Sublandlord not receiving the prepaid Base Rent and Security Deposit), (ii) the date Sublandlord receives Master Landlord’s consent of this Sublease, and (iii) February 1, 2023 (“Commencement Date”) and shall expire on the expiration of the Master Lease which is anticipated to be May 31, 2027 (“Expiration Date”), unless sooner terminated pursuant to any provision of the Master Lease applicable to the Premises or the terms of this Sublease. Sublandlord shall have no obligation to Subtenant to exercise any of its options to extend under the Master Lease. 3.2 Option to Extend. Subtenant shall have no option to extend this Sublease. 3.3 Sublandlord’s Inability to Deliver the Premises. In the event Sublandlord is unable to deliver possession of the Premises on or before the anticipated Commencement Date, Sublandlord shall not be liable for any damage caused thereby, nor shall this Sublease be void or voidable, and the term hereof shall not be extended by such delay. If Subtenant, with Sublandlord’s and Master Landlord’s consent, takes possession prior to commencement of the Term, Subtenant shall do so subject to all the covenants and conditions hereof and shall pay pro-rated Base Rent for each day at the same rate as that prescribed for the first month of the term. Notwithstanding anything to the contrary, Sublandlord shall have no obligation to deliver possession of the Premises to Subtenant unless and until Sublandlord receives the prepaid Base Rent and Security Deposit and any delay in delivery of the Premises as a result of not receiving the prepaid Base Rent and Security Deposit shall not affect the Commencement Date. Notwithstanding the foregoing, if Sublandlord has failed to deliver possession of the Premises to Subtenant on or before March 1, 2023, then at any time before delivery of possession, Subtenant may give written notice to Sublandlord of Subtenant’s intention to terminate this Sublease, and if Sublandlord has failed to deliver possession of the Premises within ten (10) days following receipt of Subtenant’s termination notice, this Sublease shall be terminated with neither party having any obligations to the other there party thereafter.

855 Main Street, 1st and 4th Floor Sumo Logic, Inc. Redwood City, CA 4. Rent. 5 4.1 Base Rent. Subtenant shall pay to Sublandlord each month during the Term of this Sublease, base rent, in advance, on or before the 1st of each month thereafter (“Base Rent”) per month pursuant to the following schedule: Period During Term Monthly Installment of Base Rent Commencement Date – May 31, 2023 $189,828.60 June 1, 2023 – May 31, 2024 $195,523.46 June 1, 2024 – May 31, 2025 $201,389.16 June 1, 2025 – May 31, 2026 $207,430.84 June 1, 2026 – May 31, 2027 $213,653.76 4.2 Expenses and Taxes. Subtenant shall pay to Sublandlord all Operating Expenses and Real Property Taxes which Sublandlord is responsible to pay under the Master Lease during the Term. If Master Landlord charges Sublandlord an estimated amount such Operating Expenses and/or Real Property Taxes, Subtenant shall pay such estimated amount of the first day of each month. Sublandlord shall deliver to Subtenant any estimated statement of Operating Expenses and/or Real Property Taxes it receives from Master Landlord. Sublandlord promptly deliver to Subtenant any Annual Statement it receives from Master Landlord, and if Subtenant has underpaid any Operating Expenses and Real Property Taxes for such calendar year in which the Annual Statement applies, Subtenant shall pay such underpayment to Sublandlord within thirty (30) days following delivery of such Annual Statement to Subtenant. If Subtenant overpaid Operating Expenses and Real Property Taxes, Subtenant shall be entitled to a credit of such overpaid amount; provided however, if Master Landlord refunds such overpayment, Sublandlord shall deliver such refund to Subtenant within thirty (30) days following Subtenant’s receipt of such refund from Master Landlord. Upon written request from Subtenant, Sublandlord, shall exercise the right to review and/or audit Master Landlord’s books and records with respect to Operating Expenses pursuant to Section 3.2(c) of the Original Lease for Subtenant’s benefit, provided that Subtenant is not in Default, Subtenant notifies Sublandlord of its request to review and/or audit Master Landlord’s books and records at least thirty (30) days prior to the end of the ninety (90) day period set forth in Section 3.2(c) of the Original Lease, and Subtenant shall be responsible for the actual costs of such audit (except to the extent the cost of such audit is paid by Master Landlord pursuant to the Master Lease). 4.3 Utilities and Services. To the extent that Subtenant does not pay any utilities or services directly to the provider or as a part of Operating Expenses, Subtenant shall pay to Sublandlord all utilities and services supplied to the Premises during the Term and charged to Sublandlord pursuant to the Master Lease. 4.4 Additional Services. If Subtenant shall, at its request, procure any additional services from Master Landlord, including, but not limited to, after-hours HVAC, or if additional rent or other sums are incurred under the Master Lease as a result of Subtenant’s use or occupancy of the Premises, Subtenant shall make such payment to Sublandlord or Master Landlord, as Sublandlord shall reasonably direct. Notwithstanding the foregoing, Subtenant shall not be responsible or liable for any additional rent or other sums incurred or arising from (i) the failure of Sublandlord to comply with the Master Lease unless such failure was caused by Subtenant, and (ii) any additional rent which accrued prior to the Commencement Date. 4.5 Rent. All amounts set forth in this Section 4 and any other rent or other sums payable by Subtenant under this Sublease shall constitute and be due as additional rent. Base Rent, and additional rent shall herein be referred to as “Rent”. Rent for partial months at the commencement or

855 Main Street, 1st and 4th Floor Sumo Logic, Inc. Redwood City, CA termination of this Sublease shall be prorated. Rent shall be paid to the Sublandlord at its notice address noted herein, or at any other place Sublandlord may from time to time designate by written notice mailed or delivered to Subtenant. 4.6 Prepaid Base Rent. Notwithstanding anything to the contrary, Subtenant shall 6 pay to Sublandlord the first full month of Base Rent within two (2) business days following Master Landlord’s consent to this Sublease. 5. Security Deposit. Within two (2) business days following Master Landlord’s consent to this Sublease, Subtenant shall deposit with Sublandlord the sum of $1,035,682.33 (“Security Deposit”) as and for a security deposit to secure Subtenant’s full and timely performance of all of its obligations hereunder; provided however, if Sublandlord is entitled to a reduction in its security deposit pursuant to the Master Lease (or if Sublandlord would have been entitled to a reduction in its security deposit pursuant to the Master Lease but for a beach of the Master Lease by Sublandlord and not caused by Subtenant) and provided that Subtenant is not then in Default of this Sublease, upon Sublandlord’s receipt of the reduced security deposit per the Master Lease (or the date the deposit would have been reduced but for the Sublandlord breach of the Master Lease not caused by Subtenant), Subtenant shall be entitled a reduction of the Security Deposit to $517,841.17. If Subtenant is in Default, Sublandlord may (but shall not be obligated to) use, apply, or retain all or any portion of the Security Deposit for payment of any sum for which Subtenant is obligated or which will compensate Sublandlord for any foreseeable or unforeseeable loss or damage which Sublandlord may suffer thereby including, without limitation, any damage that will result in the future through the Term, to repair damage to the Premises, to clean the Premises at the end of the Term or for any loss or damage caused by the act or omission of Subtenant or Subtenant’s officers, agents, employees, independent contractors or invitees. Subtenant waives the provisions of California Civil Code Section 1950.7(c) and all other provisions of law now in force or that become in force after the date of execution of this Sublease that provide that Sublandlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Subtenant or to clean the Premises. Any such use, application, or retention shall not constitute a waiver by Sublandlord of its right to enforce its other remedies hereunder, at law, or in equity. If any portion of the Security Deposit is so used, applied, or retained, Subtenant shall, within ten (10) days after delivery of written demand from Sublandlord, restore the Security Deposit to its original amount. Subtenant’s failure to do so shall constitute a material breach of this Sublease, and in such event Sublandlord may elect, among or in addition to other remedies, to terminate this Sublease. Sublandlord shall not be a trustee of such Security Deposit, and shall not be required to keep this Security Deposit separate from its accounts. Sublandlord alone shall be entitled to any interest or earnings thereon and Sublandlord shall have the free use of same. If Subtenant fully and faithfully performs all of its obligations hereunder, then so much of the Security Deposit as it remains shall be returned to Subtenant (without payment of interest or earnings thereon) within 60 days after the later of (i) expiration or sooner termination of the Term, or (ii) Subtenant’s surrender of possession of the Premises to Sublandlord. 6. Premises. 6.1 Condition of the Premises. Subtenant acknowledges that as of the Commencement Date, Subtenant shall have inspected the Premises, and every part thereof, and by taking possession shall have acknowledged that the Premises is in good condition and without need of repair, and Subtenant accepts the Premises “as is”, Subtenant having made all investigations and tests it has deemed necessary or desirable in order to establish to its own complete satisfaction the condition of the Premises. Subtenant accepts the Premises in their condition existing as of the Commencement Date, subject to all applicable zoning, municipal, county and state laws, ordinances, and regulations governing and regulating the use of the Premises and any covenants or restrictions of record. Subtenant acknowledges that neither Sublandlord nor Master Landlord have made any representations or warranties as to the condition of the Premises or its present or future suitability for Subtenant’s purposes.

855 Main Street, 1st and 4th Floor Sumo Logic, Inc. Redwood City, CA 6.2 Maintenance and Surrender. Subtenant shall keep the Premises in good order 7 and repair and perform all maintenance, repair and replacement obligations of “Tenant” required under the Master Lease. Subtenant shall surrender the Premises in the same condition as on the Commencement Date, reasonable wear and tear and casualty excepted. Notwithstanding anything herein to the contrary, in no event shall Subtenant be required to remove or pay for the removal of any improvements or alterations existing as of the Commencement Date. Notwithstanding anything to the contrary, if Master Landlord requires the removal any Leasehold Improvements existing as of the Commencement Date upon the expiration of the Master Lease, Sublandlord shall have the right to enter the Premises during the last thirty (30) days of the Term to perform such work required under the Master Lease, provided if the work materially interferes with Subtenant’s use and occupancy of the Premises, Rent shall abate during the period of interference in proportion to the portion of the Premises Subtenant is unable to use and occupy and does not use and occupy. Subject to the foregoing sentence, such entry by Sublandlord and the performance of such work shall not be deemed an interference with Subtenant’s quiet enjoyment of the Premises and shall not subject Sublandlord to liability to Subtenant. 7. Insurance. 7.1 Subtenant’s Insurance. With respect to the “Tenant’s” insurance under the Master Lease, the same is to be provided by Subtenant as described in the Master Lease, and such policies of insurance shall include as additional insureds Master Landlord, Sublandlord, any individual, party or entity as required by Master Landlord or Sublandlord. 7.2 Waiver of Subrogation. With respect to the waiver of subrogation contained in the Master Lease, such waiver shall be deemed to be modified to constitute an agreement by and between Sublandlord and Subtenant. 8. Use and Alterations. 8.1 Use of Premises. Subtenant shall use the Premises only for those purposes permitted in the Master Lease. 8.2 Alterations. Subtenant shall not make any Leasehold Improvements (as defined in the Master Lease) to the Premises without the express prior written consent of Sublandlord and of Master Landlord (to the extent Master Landlord’s consent is required under the Master Lease), which consent by Sublandlord shall not be unreasonably withheld, conditioned or delayed. Subtenant shall reimburse Sublandlord for all reasonable, out-of-pocket costs which Sublandlord may incur in connection with reviewing Subtenant’s plans for such Leasehold Improvements, including, without limitation, reasonable attorneys’ fees and costs and any fees or costs charged by Master Landlord with respect to such Leasehold Improvements pursuant to the Master Lease, provided Sublandlord shall not impose a separate supervision, administrative, review or similar fee. On termination of this Sublease, if required by Master Landlord pursuant to the Master Lease, Subtenant shall remove any or all of such Leasehold Improvements and restore the Premises (or any part thereof) to the same condition as of the date Sublandlord delivered possession of the Premises to Subtenant; provided, in no event shall Subtenant be required to remove or pay for the removal of any Leasehold Improvements existing as of the Commencement Date. Should Subtenant fail to remove such Leasehold Improvements and restore the Premises on termination of this Sublease unless as otherwise set forth above, Sublandlord shall have the right to do so, and charge Subtenant the costs incurred by Sublandlord in addition to any costs or expenses charged by Master Landlord under the Master Lease. 8.3 Parking. Subject to Section 4.8 of the Master Lease, Subtenant shall have the right to all parking spaces available to Sublandlord under the Master Lease. Subtenant shall be responsible for all costs incurred by Sublandlord for Subtenant’s parking, including, without limitation, any parking fees or taxes, if applicable.

855 Main Street, 1st and 4th Floor Sumo Logic, Inc. Redwood City, CA 8.4 Signage. Subject to the terms of the Master Lease, Subtenant shall have the right 8 to signage as provided in the Master Lease. Unless such signage is provided at Master Landlord’s cost pursuant to the Master Lease, all signs shall be at Subtenant’s sole cost and shall comply with the terms of the Master Lease and with all local, federal and state rules, regulations, statutes, and ordinances at all times during the Term. Subtenant shall obtain the prior written consent of Sublandlord, which consent shall not be unreasonably withheld, conditioned or delayed, and the consent of Master Landlord, to the extent required under the Master Lease, for any such signage. Subtenant, at Subtenant’s cost, shall remove all such signs and graphics prior to the termination of this Sublease and repair any damage caused by such removal. 9. Assignment and Subletting. 9.1 Consent Required. Subtenant shall not assign this Sublease or any interest therein nor shall Subtenant sublet, license, encumber or permit the Premises or any part thereof to be used or occupied by others (collectively “Transfer”), without Sublandlord’s and Master Landlord’s prior written consent. Sublandlord’s consent shall not be unreasonably withheld, conditioned or delayed; provided, however, Sublandlord’s withholding of consent shall in all events be deemed reasonable if for any reason Master Landlord’s consent is not obtained. The consent by Sublandlord and Master Landlord to any Transfer shall not waive the need for Subtenant (and Subtenant’s transferees) to obtain the consent of Sublandlord and Master Landlord to any different or further Transfer. All conditions and standards set forth in the Master Lease regarding Transfers shall apply. 9.2 Transfer Premium. To the extent there is any consideration (as defined in Section 14.1 of the Master Lease) with respect to the assignment of this Sublease or the sublease of all or part of the Premises as set forth in Section 14.1 of the Master Lease, the portion, if any, of such consideration to which Master Landlord is entitled to under the Master Lease shall first be paid by Subtenant to Master Landlord and the remaining consideration will be split between Subtenant and Sublandlord in the same manner as set forth in Section 14.1 of the Master Lease. 9.3 Form of Document. Every Transfer shall recite that it is and shall be subject and subordinate to the provisions of this Sublease, that in the event of an assignment, the transferee assumes Subtenant’s obligation hereunder, that the termination of this Sublease shall at Sublandlord’s sole election, constitute a termination of every such Transfer. 9.4 No Release of Subtenant. Regardless of Sublandlord’s consent, no Transfer shall release Subtenant of Subtenant’s obligation or alter the primary liability of Subtenant to pay the Rent and to perform all other obligations to be performed by Subtenant hereunder. The acceptance of Rent by Sublandlord from any other person shall not be deemed to be a waiver by Sublandlord of any provision hereof. In the event of Default by any transferee, in the performance of any of the terms hereof, Sublandlord may proceed directly against Subtenant without the necessity of exhausting remedies against such transferee. 9.5 Permitted Transfers. Notwithstanding any provision contained in the Section 9 to the contrary, Subtenant shall have the right, without the consent of Sublandlord, upon ten (10) days prior written notice to Sublandlord (unless prohibited by Law or any binding nondisclosure agreement, in which event Subtenant shall provide Sublandlord with written notice as soon as reasonably practicable thereafter but in any event within five (5) days after such prohibition is no longer applicable), to Transfer this Sublease to any of the following entities (each a “Permitted Transferee” , a Transfer to a Permitted Transferee being a “Permitted Transfer”): (i) a successor corporation related to Subtenant by merger, consolidation, or non-bankruptcy reorganization; (ii) a purchaser of at least ninety percent (90%) of Subtenant’s assets as an ongoing concern; or (iii) an “Affiliate” of Subtenant; or (iv) any entity or person by sale or other transfer of a percentage of capital stock or equity of Tenant which results in a change of controlling; so long as the Permitted Transferee has a tangible net worth sufficient to fulfill the obligations of the original Subtenant under this Sublease being assumed by the Permitted Transferee and

855 Main Street, 1st and 4th Floor Sumo Logic, Inc. Redwood City, CA for mergers or acquisitions, the Permitted Transferee has no less than the tangible net worth of Subtenant immediately prior to such Transfer. Notwithstanding this Section 9.5, Subtenant shall still be required to obtain the consent of Master Landlord to any Permitted Transfer to the extent required under the Master Lease or any consent to this Sublease. 10. Default. 9 10.1 Default Described. The occurrence of any of the following shall constitute a “Default” by Subtenant: (i) failure to pay Rent or any other amount within three (3) business days after written notice that such payment is past due; (ii) all those items of default set forth in the Master Lease where the obligation is incorporated in this Sublease which remain uncured after the one-half (½) of the cure period provided in the Master Lease; or (iii) Subtenant’s failure to perform timely and remain uncured after fifteen (15) days written notice of the default, any other provision of this Sublease; provided, however, that if a cure cannot reasonable be completed in such 15-day period, then Tenant shall not be in Default provided that Subtenant commences a cure within five (5) days and thereafter diligently prosecutes a cure to completion (not to exceed 60 days). 10.2 Sublandlord’s Remedies. In the event of a Default, Sublandlord shall have the remedies set forth in the Master Lease as if Sublandlord is Master Landlord. These remedies are not exclusive; they are cumulative and in addition to any remedies now or later allowed by law. 10.3 Subtenant’s Right to Possession Not Terminated. Sublandlord has the remedy described in California Civil Code Section 1951.4 (landlord may continue lease in effect after lessee’s breach and abandonment and recover rent as it becomes due, if lessee has right to sublet or assign, subject only to reasonable limitations). Sublandlord may continue this Sublease in full force and effect, and Sublandlord shall have the right to collect rent and other sums when due. During the period Subtenant is in Default, Sublandlord may enter the Premises and relet them, or any part of them, to third parties for Subtenant’s account and alter or install locks and other security devices at the Premises. Subtenant shall be liable immediately to Sublandlord for all costs Sublandlord incurs in reletting the Premises, including, without limitation, attorneys’ fees, brokers’ commissions, expenses of remodeling the Premises required by the reletting, and like costs. Reletting may be for a period equal to, shorter or longer than the remaining term of this Sublease and rent received by Sublandlord shall be applied to (i) first, any indebtedness from Subtenant to Sublandlord other than rent due from Subtenant; (ii) second, all costs incurred by Sublandlord in reletting, including, without limitation, brokers’ fees or commissions and attorneys’ fees, the cost of removing and storing the property of Subtenant or any other occupant, and the costs of repairing, altering, maintaining, remodeling or otherwise putting the Premises into condition acceptable to a new subtenant or subtenants; (iii) third, rent due and unpaid under this Sublease. After deducting the payments referred to in this Section Error! Reference source not found., any sum remaining from the rent Sublandlord receives from reletting shall be held by Sublandlord and applied in payment of future rent and other amounts as rent and such amounts become due under this Sublease. In no event shall Subtenant be entitled to any excess rent received by Sublandlord. 10.4 All Sums Due and Payable as Rent. Subtenant shall also pay without notice, or where notice is required under this Sublease, immediately upon demand, except as otherwise provided herein, without any abatement, deduction, or setoff, as additional rent all sums, impositions, costs, expenses, and other payments which Subtenant in any of the provisions of this Sublease assumes or agrees to pay, and, in case of any nonpayment thereof, Sublandlord shall have, in addition to all other rights and remedies, all the rights and remedies provided for in this Sublease or by law in the case of nonpayment of rent. 10.5 No Waiver. Sublandlord may accept Subtenant’s payments without waiving any rights under the Sublease, including rights under a previously served notice of default. No payment by Subtenant or receipt by Sublandlord of a lesser amount than any installment of rent due or other sums shall be deemed as other than a payment on account of the amount due, nor shall any endorsement or

855 Main Street, 1st and 4th Floor Sumo Logic, Inc. Redwood City, CA statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Sublandlord may accept such check or payment without prejudice of Sublandlord’s right to recover the balance of such rent or other sum or pursue any other remedy provided in this Sublease, at law or in equity. If Sublandlord accepts payments after serving a notice of default, Sublandlord may nevertheless commence and pursue an action to enforce rights and remedies under the previously served notice of default without giving Subtenant any further notice or demand. Furthermore, Sublandlord’s acceptance of rent from Subtenant when the Subtenant is holding over without express written consent does not convert Subtenant’s tenancy from a tenancy at sufferance to a month-to-month tenancy. No waiver of any provision of this Sublease shall be implied by any failure of Sublandlord or Subtenant to enforce any remedy for the violation of that provision, even if that violation continues or is repeated. Any waiver by Sublandlord or Subtenant of any provision of this Sublease must be in writing. Such waiver shall affect only the provisions specified and only for the time and in the manner stated in the writing. No delay or omission in the exercise of any right or remedy by Sublandlord or Subtenant shall impair such right or remedy or be construed as a waiver thereof by such party. No act or conduct of Sublandlord, including, without limitation the acceptance of keys to the Premises shall constitute acceptance or the surrender of the Premises by Subtenant before the Expiration Date. Only written notice from Sublandlord to Subtenant of acceptance shall constitute such acceptance or surrender of the Premises. Sublandlord’s consent to or approval of any act by Subtenant which requires Sublandlord’s consent or approval shall not be deemed to waive or render unnecessary Sublandlord’s consent to or approval of any subsequent act by Subtenant. Subtenant’s consent to or approval of any act by Sublandlord which requires Subtenant’s consent or approval shall not be deemed to waive or render unnecessary Subtenant’s consent to or approval of any subsequent act by Sublandlord. 10.6 Sublandlord Default. For purposes of this Sublease, Sublandlord shall not be 10 deemed in default hereunder unless and until Subtenant shall first deliver to Sublandlord thirty (30) days’ prior written notice, and Sublandlord shall fail to cure said default within said thirty (30) day period, or in the event Sublandlord shall reasonably require in excess of thirty (30) days to cure said default, shall fail to commence said cure with said thirty (30) day period, and thereafter diligently prosecute the same to completion. 10.7 Notice of Event of Default under Master Lease. Sublandlord shall notify Subtenant of any Default under the Master Lease, or of any other event of which Sublandlord has actual knowledge which will impair or affect Subtenant’s ability to use the Premises or access thereto, as soon as reasonably practicable following Sublandlord’s receipt of notice from Master Landlord of a Default or Sublandlord’s actual knowledge of such impairment. Without limitation, in the event that Sublandlord delivers or receives a notice of default under the Master Lease, Sublandlord agrees to deliver to Subtenant a copy of any such notice of default. Furthermore, if at any time during the Term, Sublandlord receives any notice or demand from Master Landlord under the Master Lease with respect to the Premises, Sublandlord shall promptly deliver the same to Subtenant. 10.8 Self-Help. If Master Landlord fails to perform any of its obligations under the Master Lease and fails to cure such default within the time period prescribed in the Master Lease, then upon Subtenant’s written request, Sublandlord shall exercise the remedies outlined in Section 13.3 of the Original Lease for Subtenant’s benefit, provided that (a) Subtenant is not in Default, (b) Sublandlord reasonably agrees that Master Landlord has failed to perform its obligations under the Master Lease and failed to cure the same in the time period required, (c) Subtenant indemnifies defends and holds Sublandlord harmless from all Claims resulting from the exercise and performance of the rights under Section 13.3 of the Original Lease, and (d) Subtenant shall pay a deposit, bond, or other form of security reasonably requested by Sublandlord in an amount reasonably estimated to cover the costs to exercise the remedies under Section 13.3, which deposit, bond, or other form of security shall be returned to Subtenant (or released) upon completion of the exercise of the remedies outlined in Section 13.3 of the Original Lease (and all applicable lien rights waived).

855 Main Street, 1st and 4th Floor Sumo Logic, Inc. Redwood City, CA 11. Consent of Master Landlord. Subtenant acknowledges that the Master Lease requires 11 that Sublandlord obtain the consent of Master Landlord to any subletting by Sublandlord. This Sublease shall not be effective unless and until Master Landlord signs a consent to this subletting reasonably satisfactory to Sublandlord and Subtenant. Subtenant and Sublandlord will sign such commercially reasonable form of consent to Sublease if required by Master Landlord as reasonably presented by Master Landlord. This Sublease shall be contingent on Master Landlord’s agreement that the terms of Section 9.4 of the Master Lease in relation to waivers of subrogation shall apply to Subtenant and Subtenant’s transferees. If Master Landlord does not agree that the waiver of subrogation terms shall apply to Subtenant and Subtenant’s transferees, then Subtenant shall have a one-time right to terminate this Sublease, provided Subtenant must exercise such right prior to the date possession of the Premises is delivered to Subtenant. Further, Sublandlord agrees to cooperate, at no additional cost to Sublandlord, with Subtenant’s efforts in securing Master Landlord’s consent to the following: (a) Subtenant may pay Rent due under this Sublease directly to Master Landlord; (b) so long as Subtenant is not in a Default, Master Landlord will not disturb Subtenant in its possession of the Premises or any right or privilege granted to Subtenant under this Sublease, and in the event of the termination of the Master Lease, Subtenant shall not be made a party to any removal or eviction action or proceeding, nor shall Subtenant be evicted, and this Sublease shall continue in full force and effect as a direct lease between Master Landlord and Subtenant for the remainder of the term of the Sublease, and (c) confirmation that the Master Lease and all amendments are attached to the Sublease, and constitute the entire agreement regarding the Premises between Sublandlord and Master Landlord. Sublandlord hereby agrees that, subject to Master Landlord’s consent, Subtenant may pay Rent under this Sublease directly to Master Landlord, provided Subtenant shall be responsible for all late fees or other obligations incurred due to Subtenant’s late payment of Rent under the Master Lease. If Master Landlord has not provided its consent to Sublease within sixty (60) days following the Effective Date, then either Sublandlord or Subtenant shall have the right to terminate this Sublease by written notice to the other party prior to the date such consent to Sublease is obtained whereupon this Sublease shall be deemed null and void and of no effect (except for those provisions expressly stated herein to survive a termination, and, upon such termination, Sublandlord shall return any prepaid rent and the security deposit to Subtenant upon such termination). Any legal fees, fees or other consideration charged by Landlord for its review of, and consent to, this Sublease shall be paid by Sublandlord pursuant to the Master Lease. 12. Notices and Payments. Any notice, demand, request, consent, approval, submittal or communication that either party desires or is required to give to the other party or any other person shall be in writing and either served personally or sent by prepaid, first-class certified mail, return receipt requested or commercial overnight delivery service. Such Notice shall be effective on the date of actual receipt or refusal, to the following addresses: To the Sublandlord: Delphix Corp. c/o Hopkins & Carley, ALC 70 S. 1st Street, San Jose, CA 95113 Attention: David W. Brown, Esq. With a copy sent via email to: To the Subtenant: At the Premises When this Sublease requires service of a notice, that notice shall replace rather than supplement any equivalent or similar statutory notice, including any notices required by Code of Civil Procedure Section 1161 or any similar or successor statute. When a statute requires service of a notice in a Attn: Legal Department [***] [***]

855 Main Street, 1st and 4th Floor Sumo Logic, Inc. Redwood City, CA particular manner, service of that notice (or a similar notice required by this Sublease) shall replace and satisfy the statutory service-of-notice procedures, including those required by Code of Civil Procedure Section 1162 or any similar or successor statute. 13. Holding Over. Subtenant shall have no right to holdover. If Subtenant does not 12 surrender and vacate the Premises at the expiration or earlier termination of this Sublease, Subtenant shall be a tenant at sufferance, or at the sole election of Sublandlord, a month to month tenancy, and the parties agree in either case that the reasonable rental value, if at sufferance, or the Rent if a month to month tenancy shall be Rent at the greater of (1) the monthly rate of one hundred fifty percent (150%) of the Base Rent set forth in Section 4, or (2) the rate of any and all Rent due to Master Landlord from Sublandlord under the holdover provisions of the Master Lease, including, but not limited to, Operating Expenses and Real Property Taxes due and payable during such holdover period of time. In connection with the foregoing, Sublandlord and Subtenant agree that the reasonable rental value of the Premises following the expiration or earlier termination of the Sublease shall be the amounts set forth above per month. Sublandlord and Subtenant acknowledge and agree that, under the circumstances existing as of the Effective Date, it is impracticable and/or extremely difficult to ascertain the reasonable rental value of the Premises on the Expiration Date and that the reasonable rental value established herein is a reasonable estimate of the damage that Sublandlord would suffer as the result of the failure of Subtenant to timely surrender possession of the Premises. The parties acknowledge that the liquidated damages established herein is not intended as a forfeiture or penalty within the meaning of California Civil Code sections 3275 or 3369, but is intended to constitute liquidated damages to Sublandlord pursuant to California Civil Code sections 1671, 1676, and 1677. Notwithstanding the foregoing, and in addition to all other rights and remedies on the part of Sublandlord if Subtenant fails to surrender the Premises upon the termination or expiration of this Sublease, in addition to any other liabilities to Sublandlord accruing therefrom, Subtenant shall indemnify, defend and hold Sublandlord harmless from all Claims resulting from such failure, including, without limitation, any Claims by any third parties based on such failure to surrender and any lost profits to Sublandlord resulting therefrom. 14. Certified Access Specialist Disclosure. For purposes of Section 1938 of the California Civil Code, Sublandlord hereby discloses to Subtenant, and Subtenant hereby acknowledges, that to Sublandlord’s actual knowledge, the Premises have not undergone inspection by a CASp. California Civil Code Section 1938 states: “A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.” 15. Notwithstanding anything to the contrary in the Sublease, Sublandlord and Subtenant hereby agree that Subtenant shall be responsible for (i) the payment of the fee for any CASp inspection that Subtenant desires, and (ii) making, at Subtenant’s sole cost, any repairs necessary to correct violations of construction-related accessibility standards within the Premises, whether such violations occurred before or occur after the Effective Date, if such CASp inspection at Subtenant’s request reveals a violation, provided that such repairs shall be in accordance with the terms of the Sublease and the repairs are not the Master Landlord’s responsibility under the terms of the Master Lease. Subtenant

855 Main Street, 1st and 4th Floor Sumo Logic, Inc. Redwood City, CA hereby agrees that: any CASp inspecting the Premises shall be selected by Sublandlord or Master Landlord; Subtenant shall promptly deliver to Sublandlord and Master Landlord any CASp report regarding the Premises obtained by Subtenant; and Subtenant shall keep information contained in any CASp report regarding the Premises confidential, except as required by law or as may be necessary for Subtenant or its agents to complete any repairs or correct violations with respect to the Premises that Subtenant agrees to undertake. Subtenant shall have no right to cancel or terminate the Sublease due to violations of construction-related accessibility standards within the Premises identified in a CASp report obtained during the Term. 16. Miscellaneous. 13 16.1 Conflict with Master Lease; Interpretation. In the event of any conflict between the provisions of the Master Lease and this Sublease, this Sublease shall govern and control as between Sublandlord and Subtenant; provided however, in no event shall this Sublease convey any greater right to Subtenant with respect to the Premises than provided under the Master Lease. No presumption shall apply in the interpretation or construction of this Sublease as a result of Sublandlord having drafted the whole or any part hereof. 16.2 Remedies Cumulative. The rights, privileges, elections, and remedies of Sublandlord in this Sublease, at law, and in equity are cumulative and not alternative. 16.3 Waiver of Redemption. Subtenant hereby expressly waives any and all rights of redemption to which it may be entitled by or under any present or future laws in the event Sublandlord shall obtain a judgment for possession of the Premises. 16.4 Damage and Destruction; Condemnation. In the event of any damage, destruction, casualty, or Condemnation affecting the Premises, Rent payable hereunder shall be abated but only to the extent that Rent is abated under the Master Lease with respect to the Premises. Subtenant shall have no right to terminate this Sublease in connection with any damage, destruction, casualty or Condemnation, provided however, if Sublandlord, as “Tenant”, has the right to terminate the Master Lease pursuant to Sections 11 or 12 of the Original Lease, Subtenant shall have the right to terminate this Sublease; provided however, in the event of a casualty, Subtenant has provided written notice to Sublandlord of its election to terminate this Sublease not later than fifteen (15) days prior to the last day Sublandlord has the right to terminate the Master Lease pursuant to Section 11.3 of the Master Lease and in the event of a Condemnation, Subtenant has provided written notice to Sublandlord of its election to terminate this Sublease and Sublandlord continues to the right to terminate the Master Lease as a result of such Condemnation. 16.5 Effect of Conveyance. As used in this Sublease, the term “Sublandlord” means the holder of the “Tenant’s” interest under the Master Lease. In the event of any assignment or transfer of the “Tenant’s” interest under the Master Lease, which assignment or transfer may occur at any time during the Term hereof in Sublandlord’s sole discretion, Sublandlord shall be and hereby is entirely relieved of the future performance of all covenants and obligations of Sublandlord hereunder if such future performance is assumed by the transferee in a writing and a copy thereof is delivered to Subtenant. Sublandlord may transfer and deliver any security of Subtenant to the transferee of the Tenant’s interest under the Master Lease, and thereupon Sublandlord shall be discharged from any further liability with respect thereto if such transferee assumes in writing Sublandlord’s obligations with regard to such security in a writing delivered to Subtenant. 16.6 Broker’s Commission. Sublandlord and Subtenant each represents and warrants to the other that it has not dealt with any broker, agent, finder, or other such person with respect to this Sublease and each agrees to indemnify and hold the other harmless from any Claims asserted against the other by any broker, agent, finder, or other such person.

855 Main Street, 1st and 4th Floor Sumo Logic, Inc. Redwood City, CA 16.7 Offer. Preparation of this Sublease by either Sublandlord or Subtenant or either 14 party’s agent and submission of same to Sublandlord or Subtenant shall not be deemed an offer to Sublease. This Sublease is not intended to be binding until executed and delivered by all Parties hereto. 16.8 Due Authority. If Subtenant signs as a corporation, Subtenant represents and warrants that each of the persons executing this Sublease on its behalf has the authority to bind Subtenant, Subtenant has been and is qualified to do business in the State of California, that the corporation has full right and authority to enter into this Sublease, and that all persons signing on behalf of the corporation were authorized to do so by appropriate corporate actions. If Subtenant signs as a partnership, trust or other legal entity, Subtenant represents and warrants that each of the persons executing this Sublease on its behalf has the authority to bind Subtenant, Subtenant has complied with all applicable laws, rules and governmental regulations relative to its right to do business in the State of California and that all persons signing on behalf of the Subtenant was authorized to do so by any and all appropriate partnership, trust or other actions. Subtenant agrees to furnish promptly upon request a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the authorization of Subtenant to enter into this Sublease. If Sublandlord signs as a corporation, Sublandlord represents and warrants that each of the persons executing this Sublease on its behalf has the authority to bind Sublandlord, Sublandlord has been and is qualified to do business in the State of California, that the corporation has full right and authority to enter into this Sublease, and that all persons signing on behalf of the corporation were authorized to do so by appropriate corporate actions. If Sublandlord signs as a partnership, trust or other legal entity, Sublandlord represents and warrants that each of the persons executing this Sublease on its behalf has the authority to bind Sublandlord, Sublandlord has complied with all applicable laws, rules and governmental regulations relative to its right to do business in the State of California and that all persons signing on behalf of the Sublandlord was authorized to do so by any and all appropriate partnership, trust or other actions. Sublandlord agrees to furnish promptly upon request a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the authorization of Sublandlord to enter into this Sublease. 16.9 Multiple Counterparts. This Sublease may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. This Sublease may be executed by a party’s signature through DocuSign or transmitted by electronic mail in pdf format (“pdf”), and copies of this Sublease executed and delivered by means of DocuSign or pdf signatures shall have the same force and effect as copies hereof executed and delivered with original signatures. All parties hereto may rely upon DocuSign or pdf signatures as if such signatures were originals. Any party executing and delivering this Sublease by pdf shall promptly thereafter deliver a counterpart of this Sublease containing said party’s original signature. All parties hereto agree that a DocuSign copy of this Sublease or pdf signature page may be introduced into evidence in any proceeding arising out of or related to this Sublease as if it were an original signature page. 16.10 Attorney Fees. In the event any action or proceeding at law or in equity or any arbitration proceeding be instituted by either party, relating to this Sublease or for an alleged breach of any obligation of a party under this Sublease, to recover rent or other sums due from either party, to terminate the tenancy of Subtenant at the Premises, or to enforce, protect, or establish any right or remedy of a party to this Sublease, the prevailing party (by judgment or settlement) in such action or proceeding shall be entitled to recover as part of such action or proceeding such reasonable attorneys’ fees, expert witness fees, and court costs as may be fixed by the court or jury. 16.11 Subtenant’s Requests. In any case where Subtenant requests permission from Sublandlord and/or Master Landlord to assign, sublet, make alterations, or receive any other consent or obtain any waiver from or modification to the terms of this Sublease, Subtenant shall reimburse Sublandlord for all costs and expense incurred by Sublandlord to review such consent, including, without limitation, reasonable attorney’s fees and any amount charged by Master Landlord. Notwithstanding the foregoing, Sublandlord’s attorney’s fees for the preparation of any consent document to an assignment or

855 Main Street, 1st and 4th Floor Sumo Logic, Inc. Redwood City, CA sublease shall not exceed five thousand dollars ($5,000.00), provided such cap shall not apply to the cost 15 to negotiate the terms of the consent document. Sublandlord agrees to reasonably cooperate with Subtenant in obtaining the consent of the Master Landlord where any such consent is required by this Sublease or the Master Lease. If Subtenant shall submit to Sublandlord a request for Master Landlord’s consent or approval with respect to any given matter required by this Sublease or the Master Lease, then Sublandlord shall promptly forward such request on to Master Landlord for its consent or approval. 16.12 Waiver of Damages. In no event shall Sublandlord be liable for, and Subtenant hereby waives any claim for, any indirect, consequential or punitive damages, including loss of profits or business opportunity, arising under or in connection with this Sublease. Subtenant shall not be liable for any indirect, consequential, or punitive damages, including loss of profits or business opportunity, arising under or in connection with this Sublease, provided however, nothing herein shall prohibit Sublandlord for exercising its remedies or shall reduce any claims or damages Sublandlord is entitled to pursuant to any indemnify provision set forth herein or incorporated from the Master Lease, those rights and remedies expressly set forth in this Sublease, including, without limitation those rights and remedies set forth in Sections 10 or 13 of this Sublease; or those for which Sublandlord is entitled pursuant to California Civil Code sections 1951.2, 1951.3 and 1951.4. 16.13 Quiet Enjoyment. Sublandlord covenants, in lieu of any implied covenant of quiet possession or quiet enjoyment, that so long as the Master Lease remains in full force and effect and so long as Subtenant is in compliance with the covenants and conditions set forth in this Sublease, Subtenant shall have the right to quiet use and enjoyment of the Premises without hindrance or interference from Sublandlord or those claiming through Sublandlord, subject to the covenants and conditions set forth in this Sublease and to the rights of Master Landlord. 16.14 Exhibits and Attachments. All exhibits and attachments to this Sublease are a part hereof. [Signatures appear on following page]

855 Main Street, 1st and 4th Floor Sumo Logic, Inc. Redwood City, CA IN WITNESS WHEREOF, Sublandlord and Subtenant have executed and delivered this Sublease on the date first set forth above. SUBLANDLORD SUBTENANT DELPHIX CORP., a Delaware corporation SUMO LOGIC, INC., a Delaware corporation 16 By: /s/ Steve Carbone Name: Steve Carbone Its: Chief Financial Officer By: /s/ Ramin Sayar Name: Ramin Sayar Its: President and CEO *NOTE: If Subtenant is a corporation, then one of the following alternative requirements must be satisfied: (A) This Sublease must be signed by two (2) officers of such corporation: one being the chairman of the board, the president or a vice president, and the other being the secretary, an assistant secretary, the chief financial officer or an assistant treasurer. If one (1) individual is signing in two (2) of the foregoing capacities, that individual must sign twice; once as one officer and again as the other officer. (B) If the two (2) signatories do not satisfy the requirements of (A) above, then Subtenant shall deliver to Sublandlord a certified copy of a corporate resolution in a form reasonably acceptable to Sublandlord authorizing the signatory(ies) to execute this Sublease. By: /s/ Stewart Grierson Name: Stewart Grierson Its: CFO DocuSign Envelope ID: C7E98B4D-FB44-4BAD-93D8-618C1E2C32F6

855 Main Street, 1st and 4th Floor Sumo Logic, Inc. Redwood City, CA EXHIBIT A MASTER LEASE [Master Lease appears on following pages] A-1

LEASE AGREEMENT FOR 855 MAIN STREET, REDWOOD CITY, CALIFORNIA 94063 BETWEEN 855 MAIN STREET RWC, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY “LANDLORD” AND DELPHIX CORP. A DELAWARE CORPORATION “TENANT”

i LEASE AGREEMENT ARTICLE 1 DEFINITIONS .........................................................................................................................4 1.1 Commencement Date ............................................................................................................4 1.2 Lease Term ............................................................................................................................4 1.3 Property .................................................................................................................................4 1.4 Leased Premises ....................................................................................................................4 1.5 Building .................................................................................................................................4 1.6 Permitted Use ........................................................................................................................4 1.7 Tenant’s Minimum Liability Coverage .................................................................................4 1.8 Address for Notices ...............................................................................................................4 1.9 Additional Definitions ...........................................................................................................4 1.10 Prepaid Rent ..........................................................................................................................4 1.11 Security Deposit ....................................................................................................................4 1.12 Common Areas .....................................................................................................................4 ARTICLE 2 DEMISE AND POSSESSION .................................................................................................5 2.1 Lease of Premises ..................................................................................................................5 2.2 Construction of Improvements ..............................................................................................5 2.3 Delivery of Possession; Substantial Completion; Penalties ..................................................5 ARTICLE 3 RENT .......................................................................................................................................6 3.1 Base Monthly Rent ................................................................................................................6 3.2 Additional Rent .....................................................................................................................6 3.3 Payment of Rent ....................................................................................................................6 3.4 Late Charge and Interest Upon Default ................................................................................6 3.5 Security Deposit ....................................................................................................................7 3.6 Prepayment of Rent ...............................................................................................................7 ARTICLE 4 USE OF LEASED PREMISES ................................................................................................7 4.1 Limitation on Use ..................................................................................................................7 4.2 Compliance with Laws ..........................................................................................................9 4.3 Insurance Requirements ........................................................................................................9 4.4 Outside Areas ......................................................................................................................10 4.5 Signs ....................................................................................................................................10 4.6 Rules and Regulations .........................................................................................................10 4.7 Auctions ..............................................................................................................................10 4.8 Parking ................................................................................................................................10 4.9 Transportation Demand Management Programs ................................................................12 ARTICLE 5 TRADE FIXTURES AND LEASEHOLD IMPROVEMENTS ............................................12 5.1 Trade Fixtures .....................................................................................................................12 5.2 Leasehold Improvements ....................................................................................................12 5.3 Compliance with Laws ........................................................................................................14 5.4 Landlord’s Improvements ...................................................................................................14 5.5 Liens ....................................................................................................................................14 ARTICLE 6 REPAIR AND MAINTENANCE ..........................................................................................14

ii 6.1 Tenant’s Obligation to Maintain .........................................................................................14 6.2 Landlord’s Obligation to Maintain .....................................................................................14 6.3 Tenant’s Obligation to Reimburse ......................................................................................15 6.4 Operating Expenses Defined ...............................................................................................16 6.5 Main Street Lobby ..............................................................................................................20 ARTICLE 7 WASTE DISPOSAL AND UTILITIES ................................................................................20 7.1 Waste Disposal ....................................................................................................................20 7.2 Utilities ................................................................................................................................20 7.3 Window Washing ................................................................................................................21 ARTICLE 8 PAYMENT OF TAXES ........................................................................................................21 8.1 Real Property Taxes Defined ..............................................................................................21 8.2 Tenant’s Obligation to Reimburse ......................................................................................22 8.3 Taxes on Tenant’s Property ................................................................................................22 ARTICLE 9 INSURANCE .........................................................................................................................22 9.1 Tenant’s Insurance ..............................................................................................................22 9.2 Landlord’s Insurance ...........................................................................................................23 9.3 Tenant’s Obligation to Reimburse ......................................................................................24 9.4 Release and Waiver of Subrogation ....................................................................................24 ARTICLE 10 LIMITATION ON LANDLORD’S LIABILITY AND INDEMNITY ...............................24 10.1 Limitation on Landlord’s Liability .....................................................................................24 10.2 Indemnification of Landlord ...............................................................................................24 10.3 Indemnification of Tenant ...................................................................................................24 10.4 Indemnities Generally .........................................................................................................25 10.5 Waiver of Consequential Damages .....................................................................................25 ARTICLE 11 DAMAGE TO LEASED PREMISES .................................................................................25 11.1 Landlord’s Duty to Restore .................................................................................................25 11.2 Landlord’s Right to Terminate ............................................................................................25 11.3 Tenant’s Right to Terminate ...............................................................................................26 11.4 Abatement of Rent ..............................................................................................................27 ARTICLE 12 CONDEMNATION .............................................................................................................27 12.1 Permanent Taking of Leased Premises ...............................................................................27 12.2 Restoration Following the Taking .......................................................................................27 12.3 Temporary Taking ...............................................................................................................27 12.4 Division of Condemnation Award ......................................................................................28 ARTICLE 13 DEFAULTS AND REMEDIES ...........................................................................................28 13.1 Events of Tenant’s Default .................................................................................................28 13.2 Landlord’s Remedies ..........................................................................................................29 13.3 Landlord’s Default and Tenant’s Remedies ........................................................................30 13.4 Waiver .................................................................................................................................31 ARTICLE 14 ASSIGNMENT AND SUBLETTING .................................................................................32 14.1 By Tenant ............................................................................................................................32

iii 14.2 By Landlord ........................................................................................................................35 ARTICLE 15 TERMINATION ..................................................................................................................35 15.1 Surrender of the Leased Premises .......................................................................................35 15.2 Holding Over .......................................................................................................................35 ARTICLE 16 GENERAL PROVISIONS ...................................................................................................36 16.1 Landlord’s Right to Enter ...................................................................................................36 16.2 Subordination ......................................................................................................................36 16.3 [Intentionally Omitted] .......................................................................................................37 16.4 Mortgagee Protection ..........................................................................................................37 16.5 Estoppel Certificates and Financial Statements ..................................................................37 16.6 Notices ................................................................................................................................37 16.7 Attorneys’ Fees ...................................................................................................................38 16.8 Entity Authority ..................................................................................................................38 16.9 Additional Definitions .........................................................................................................38 16.10 Miscellaneous ......................................................................................................................39 16.11 Limitation on Tenant’s Recourse ........................................................................................39 16.12 Entire Agreement ................................................................................................................39 16.13 Waiver of Jury Trial ............................................................................................................40 16.14 Brokers ................................................................................................................................40 16.15 California Disability Compliance .......................................................................................40 16.16 Rooftop and Riser Rights ....................................................................................................40 16.17 Force Majeure .....................................................................................................................41 16.18 Confidentiality ....................................................................................................................41 16.19 Recording ............................................................................................................................41

1 Basic Lease Information Summary Date: August 12, 2021 Landlord: 855 Main Street RWC, LLC, a California limited liability company Tenant: DELPHIX CORP., a Delaware corporation Commencement Date: The Delivery Date (as such term is defined in Section 4 of Exhibit C attached hereto), and subject to extension as set forth herein. Anticipated Delivery Date: February 1, 2022. Lease Term: Sixty (60) months from and after the Commencement Date, provided, however, that if the Commencement Date shall fall on a day of the month other than the first day of the month, the number of days in such partial month shall be added to the twelfth (12th) month of the Lease Term, such that the first (1st) year of the Lease Term ends on the last day of the twelfth (12th) full calendar month following the Commencement Date, and such that the Lease Term expires on the last calendar day of the last month of the Lease Term (the “Expiration Date”). At the request of either party following the Commencement Date, Landlord and Tenant shall execute and deliver to other party a completed Commencement Date Certificate substantially in the form attached hereto as Addendum 1. Option to Extend: Tenant shall have one (1) option to extend the Lease Term for an additional five (5) years pursuant to the terms and conditions set forth in Addendum 2 attached hereto. Property Description: The Property consists of the real property, together with the Building and other improvements to be constructed thereon, commonly known as 855 Main Street, Redwood City, California 94063 which Property is depicted on Exhibit A and which shall include two (2) levels of underground parking (the “Parking Area”), a mix of retail space and office space comprising ground level floor one (1) of the Building, and office space comprising the second (2nd) through fourth (4th) floors of the Building. Approximate Property Gross Leasable Area: 99,506 rentable square feet comprised of 93,506 rentable square feet of Office Space (“Office Space”) and 5,726 rentable square feet of Retail Space (“Retail Space”). Leased Premises Description: The Leased Premises consists of approximately 11,756 rentable square feet of Office Space on the first (1st) floor of the Building and approximately 12,581 rentable square feet of Office Space on the fourth (4th) floor of the Building, and is generally depicted on Exhibit B.

2 Approximate Leased Premises Gross Leasable Area: 24,337 rentable square feet Tenant’s Allocated Share: 26.03% for the areas dedicated to the Office Space (“Allocated Office Share”) and 24.53% for the areas dedicated to both the Office Space and the Retail Space (“Allocated Building Share”). Tenant’s Permitted Use: General office, research and development, engineering, and sales and distrbution, but only to the extent permitted by the City in which the Leased Premises are located and all agencies and governmental authorities having jurisdiction of the Leased Premises. Tenant’s Minimum Liability Insurance Coverage: $2,000,000.00 each occurrence/ $2,000,000.00 aggregate Base Monthly Rent: Estimated Monthly Operating Expenses And Taxes: Period Base Monthly Rent Months 1 - 12 $189,828.60 (NNN) Months 13 - 24 $195,523.46 (NNN) Months 25 - 36 $201,389.16 (NNN) Months 37 - 48 $207,430.84 (NNN) Months 49 - 60 $213,653.76 (NNN) $45,266.82 Prepaid Rent: $235,095.42 [Base Monthly Rent, Operating Expenses, and Taxes] Security Deposit: $1,035,682.33 (provided, however, so long as Tenant is not then in default under this Lease beyond applicable notice and cure periods, then, upon the thirty-sixth (36th) monthly anniversary of the Commencement Date, Landlord shall reduce the Security Deposit to $517,841.17 and Landlord shall promptly return the $517,841.16 delta to Tenant) Total Prepaid Rent and Security Deposit Due Upon Lease Execution: $1,270,777.75 Landlord’s Address For Notices: 855 Main Street RWC, LLC 125 Willow Road Menlo Park, California 94025 Attention: Mark Johnson Email: [***] Tenant’s Address For Notices: Prior to the Commencement Date: DELPHIX CORP. 1400A Seaport Blvd. Ste 200

3 Redwood City, California 94063 Attention: Stewart Grierson Email: [***] After the Commencement Date: DELPHIX CORP. 855 Main Street, Suite 401 Redwood City, California 94063 Attention: Stewart Grierson Email: [***] Brokers: Avis Young, representing the Tenant, and Cushman & Wakefield, representing the Landlord. This Basic Lease Information Summary is part of that certain Lease Agreement between the parties for the Leased Premises, referenced above, and the terms of this document are incorporated into the Lease Agreement and the terms of the Lease Agreement are incorporated into this Basic Lease Information Summary. In the event of a conflict between this Basic Lease Information Summary and the terms of the Lease Agreement, the terms of the Lease Agreement shall control.

4 LEASE AGREEMENT This Lease Agreement (“Lease Agreement” or “Lease”) is dated as of the date set forth in the Basic Lease Information Summary, for reference purposes only, by and between Landlord and Tenant who agree as follows. ARTICLE 1 DEFINITIONS 1.1 Commencement Date: The term “Commencement Date” shall mean the date set forth in the Basic Lease Information Summary, as may be extended pursuant to Section 2.3 . 1.2 Lease Term: The term “Lease Term” shall mean the term of this Lease set forth in the Basic Lease Information Summary, commencing on the Commencement Date and ending on the Expiration Date, as extended for any Extended Terms (as applicable). 1.3 Property: The term “Property” shall mean that real property with all improvements now or hereafter located thereon set forth in the Basic Lease Information Summary and depicted on Exhibit A, containing approximately the gross leasable area set forth in the Basic Lease Information Summary (the “Property Gross Leasable Area”). 1.4 Leased Premises: The term “Leased Premises” shall mean that portion of the Property set forth in the Basic Lease Information Summary and depicted on Exhibit B, containing approximately the gross leasable area set forth in the Basic Lease Information Summary. 1.5 Building: The term “Building” shall mean the structure on the Property or the structure under construction by Landlord on the Property, as applicable. 1.6 Permitted Use: The term “Permitted Use” shall mean only the use set forth in the Basic Lease Information Summary. 1.7 Tenant’s Minimum Liability Coverage: The term “Tenant’s Minimum Liability Insurance Coverage” shall mean the amount set forth in the Basic Lease Information Summary. 1.8 Address for Notices: The term “Address for Notices” shall mean the addresses set forth in the Basic Lease Information Summary. 1.9 Additional Definitions: Additional definitions are set forth in Paragraph 16.9, below. 1.10 Prepaid Rent: The term “Prepaid Rent” shall mean the sum set forth in the Basic Lease Information Summary. 1.11 Security Deposit: The term “Security Deposit” shall mean the sum set forth in the Basic Lease Information Summary. 1.12 Common Areas: The term “Common Areas” are all areas and facilities within the exterior boundary line of the Property which are reasonably necessary for ingress or egress to the Premises or which are otherwise designated by the Landlord from time to time for the general non-exclusive use of Landlord in its capacity to manage and operate the Building, Tenant, and other tenants of the Property and their respective employees, suppliers, shippers, tenants, contractors, and invitees. Subject to the terms of this Lease, Landlord has the right at any time to expand, reduce, remove, demolish, renovate or construct any

5 existing or new improvements at the Property (other than the Leased Premises) or in the Common Areas, including without limitation the right to change the shape, size, location, number, design or extent of such improvements, provided that such expansion, reduction, removal, demolition, renovation, construction or change shall not materially adversely impact Tenant’s use of or access to the Leased Premises or Parking Area, and, in the event of any expansion or reduction of the Common Areas, Tenant’s Allocated Share shall be adjusted accordingly using the same method of measurement as used by Landlord in establishing the initial square footages of the Building and the Leased Premises as set forth in that certain Stevenson Systems Final Report dated November 26, 2019; provided, however, in no event shall Tenant’s Allocated Share increase. The Common Areas shall at all times be subject to the exclusive control and management of Landlord, and, subject to the terms of this Lease, Landlord may, at any time, temporarily close all or any part of the Common Areas to make repairs or changes, to prevent the acquisition of public rights in the Common Areas, and to perform such other acts in or to the Common Areas to improve the benefit thereof to Tenant and other occupants of the Property as Landlord in its sole discretion shall deem appropriate; provided, however, that Landlord shall administer such closures in a manner to ensure Tenant’s unfettered access to the Leased Premises and minimize interference with the use and enjoyment of the Leased Premises and the Common Areas by Tenant, and in all cases (subject to force majeure events and Landlord’s compliance with applicable Laws)Tenant shall have access to the Leased Premises and the parking serving the Leased Premises twenty-four (24) hours per day, seven (7) days per week. ARTICLE 2 DEMISE AND POSSESSION 2.1 Lease of Premises: Landlord hereby leases to Tenant and Tenant leases from Landlord, upon the terms and conditions of this Lease, the Leased Premises, together with (i) the non-exclusive right to use the parking spaces within the Office Parking Area (defined below) 24 hours per day, 7 days per week for its use and the use of its employees and invitees (subject to the terms and limitations set forth in Section 4.8 below), (ii) the non-exclusive right to use the surface of the Common Area for ingress to and egress from the Leased Premises, and (iii) the non-exclusive right to use the Common Area of the Property consistent with the intended use of such Common Area by all tenants (however, Tenant shall not have the right to use any parking in the Retail Parking Area). Landlord further represents and warrants to Tenant, as of the Effective Date, that (a) Landlord has not entered into any contract with any person or entity (except pursuant to this Lease) to lease, occupy, or possess the Leased Premises or any portion thereof; (b) Landlord has not entered into any contract with any person or entity to purchase the Property or any portion thereof from Landlord; (c) excepting only the Parking Covenant, there are no covenants, conditions, restrictions, easements, other agreements or instruments affecting the use of the Property, and (d) the only party having a deed of trust affecting the Property or any portion thereof is BANK OZK. The parties stipulate that the Property Gross Leasable Area and the renatable square footage of the Leased Premises are correct and shall not be adjusted as a result of remeasurement of the Premises or Property. 2.2 Construction of Improvements: Landlord shall perform certain improvement work in connection with the Property and Leased Premises as set forth in, and subject to, the work agreement attached hereto as Exhibit C (Tenant Improvements). 2.3 Delivery of Possession; Substantial Completion; Penalties: A. The date that Landlord delivers the Leased Premises to Tenant in the Delivery Condition (as defined in Exhibit C) shall be the “Delivery Date”. Landlord shall use commercially reasonable efforts to cause the Delivery Date to occur on the Anticipated Delivery Date. If, despite such efforts, Landlord is unable to deliver the Leased Premises to Tenant in the Delivery Condition by May 1, 2022 (as may have been extended pursuant to Exhibit C), the Commencement Date will be delayed two

6 days for every day between May 1, 2022 (as may be extended pursuant to Exhibit C) and the Delivery Date. If Landlord fails to deliver the Leased Premises to Tenant in the Delivery Condition by September 30, 2022 (which, for the purposes of this sentence shall be extended only as a result to Tenant Delay as set forth in Section 5 of Exhibit C and shall not be extended for Force Majeure Events as set forth in Section 5(b) of Exhibit C), Tenant shall have the right to terminate this Lease by delivering written notice to Landlord. B. Notwithstanding anything herein to the contrary, Landlord agrees that Tenant shall have the benefit of any and all warranties or service contracts on systems in the Leased Premises that Tenant is obligated to maintain pursuant to the terms of this Lease. Landlord shall reasonably cooperate with Tenant in enforcing any such warranties against the parties or parties that issued the same. ARTICLE 3 RENT 3.1 Base Monthly Rent: Subject to the terms of this Lease, commencing on the Commencement Date and continuing throughout the Lease Term, Tenant shall pay to Landlord Base Monthly Rent as set forth in the Basic Lease Information Summary. 3.2 Additional Rent: Commencing on the Commencement Date and continuing throughout the Lease Term, Tenant shall pay, as additional rent Tenant’s Allocated Share of Operating Expenses as provided in Article 6, and subject to the terms of this Lease, commencing on the Commencement Date and continuing throughout the Lease Term, Tenant shall pay to Landlord all other Additional Rent. As used any this Lease, “Additional Rent” shall mean, collectively, (a) any late charges due Landlord pursuant to paragraph 3.4, (b) Tenant’s Allocated Share of Operating Expenses as provided in Article 6, (c) Tenant’s Allocated Share of Real Property Taxes as provided in paragraph 8.2, (d) Landlord’s share of any consideration received by Tenant from Transfers as provided in paragraph 14.1, and (e) any other charges due Landlord pursuant to this Lease. Landlord, in its reasonable discretion, shall create cost pools, or otherwise reasonably allocate expenses to certain tenants of the Property, in order to equitably allocate expenses among the tenants of the Property. 3.3 Payment of Rent: The Base Monthly Rent shall be paid in advance on or before the first day of each calendar month during the Lease Term. Any Additional Rent shall be due and payable as set forth in this Lease or, if not specifically set forth, within thirty (30) days of a written invoice from Landlord for the same. All Rent shall be paid in lawful money of the United States, without any abatement, deduction or offset whatsoever, except as expressly provided in this Lease, and without any prior demand therefor except as expressly provided in this Lease, to Landlord at its address set forth above or at such other place as Landlord may designate in writing from time to time. Tenant’s obligation to pay rent shall be prorated at the commencement and expiration of the Lease Term. Base Monthly Rent and Additional Rent are collectively referred to as “Rent.” All monetary obligations of Tenant to Landlord under the terms of this Lease are deemed to be Rent. 3.4 Late Charge and Interest Upon Default: If any Rent is not received by Landlord within five (5) days after it becomes due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of such delinquent Rent. In no event shall this provision for a late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any Rent or prevent Landlord from exercising any right or remedy available to Landlord upon Tenant’s failure to pay any Rent due under this Lease in a timely fashion, or for any other default. If any monetary obligation becomes delinquent and remains delinquent for a period in excess of ten (10) days, then, in addition to any late charge, Tenant shall pay to Landlord interest on such monetary obligation at the Agreed Interest Rate. Regardless of the foregoing, Tenant shall

7 be entitled to one (1) written five (5) day notice to cure during each calendar year prior to a late charge becoming due, and prior to interest accruing, and such late charge shall not be due, nor shall interest accrue, if Tenant so cures within such five (5) day period. 3.5 Security Deposit: Tenant has deposited with Landlord, concurrently with its execution of this Lease, the Security Deposit as security for the performance by Tenant of the terms of this Lease to be performed by Tenant, and not as prepayment of rent. Landlord may apply such portion or portions of the Security Deposit as are reasonably necessary for the following purposes: (a) to remedy any default by Tenant in the payment of rent, beyond any applicable notice and cure period; (b) to repair damage to the Leased Premises caused by Tenant; (c) to clean the Leased Premises upon termination of the Lease, and (d) to remedy any other default of Tenant, beyond any applicable notice and cure period, as permitted by law. Tenant shall be provided a security deposit statement and refund, if applicable, pursuant to the time period prescribed by law. Tenant hereby waives the benefit of any restriction on the uses to which the Security Deposit may be put contained in California Civil Code Section 1950.7(c) or any similar or successor law. In the event the Security Deposit or any portion thereof is so used, Tenant shall pay to Landlord promptly within ten (10) days of demand an amount in cash sufficient to restore the Security Deposit to the full original sum. Landlord shall not be deemed a trustee of the Security Deposit. Landlord may use the Security Deposit in Landlord's ordinary business and shall not be required to segregate it from its general accounts. Tenant shall not be entitled to any interest on the Security Deposit. 3.6 Prepayment of Rent: Tenant shall pay to Landlord the Prepaid Rent concurrently with its execution of this Lease, as prepayment of Rent for credit against the first month’s installment of Rent due hereunder. In the event the Commencement Date occurs on a date that is other than the first (1st) of the month, and in the event the prepayment of Rent required by Tenant hereunder does not consist of one full month’s payment of Rent plus the first (1st) partial month’s payment of Rent, then Tenant, on the first (1st) day of the first (1st) full calendar month following the Commencement Date for which Rent is payable under this Lease, shall pay the balance of such first (1st) full month’s payment of Rent. In the event that Tenant terminates the Lease in accordance with Section 2.3, Landlord shall reimburse the Prepaid Rent to Tenant promptly upon Tenant’s written demand therefor. ARTICLE 4 USE OF LEASED PREMISES 4.1 Limitation on Use: Tenant shall use the Leased Premises throughout the Lease Term solely for the Permitted Use (as described in Article 1) and for no other use. Tenant shall not do anything in or about the Leased Premises which Tenant reasonably knows will (a) cause structural injury to the Leased Premises, or (b) cause damage to any part of the Leased Premises, except to the extent reasonably necessary for the performance of the Tenant Improvements or Alterations or the installation of Tenant’s equipment and Trade Fixtures, and then only in a manner which has been first reasonably approved by Landlord to the extent required under Article 5 below. Tenant shall not operate any non-office use equipment within the Leased Premises which shall injure or abnormally vibrate or shake the Leased Premises, which will overload existing electrical systems or other mechanical equipment servicing the Leased Premises, or which shall impair the efficient operation of the sprinkler system (if any) or the heating, ventilating or air conditioning (“HVAC”) equipment servicing the Leased Premises. Any dust, fumes, or waste products generated by Tenant’s use of the Leased Premises shall be contained and disposed consistent with commercial standards for tenant improvements. Except as provided herein, Tenant shall not change the exterior of the Building or install any equipment or antennas on the exterior of the Building except as otherwise expressly permitted under this Lease, and Tenant shall keep the Leased Premises in a clean condition. Landlord represents that Tenant’s Permitted Use is permitted under applicable Laws and agrees

8 that this Lease is expressly conditioned upon Tenant being allowed to conduct the Permitted Use at the Leased Premises pursuant to applicable Laws. Landlord agrees that it shall not request or consent to any change in the zoning, land use or other Laws pertaining to the use of the Leased Premises that would restrict or materially adversely affect Tenant’s use of the Leased Premises for the Permitted Use under this Lease, or cause Tenant to incur any additional and material expense or obligation. A. Hazardous Materials: Except for household cleaners or other materials which are used in general offices, Tenant may not store, use nor bring any hazardous or toxic chemicals regulated by any Federal, State and/or local agency or authority (“Hazardous Materials”), upon the Leased Premises in violation of applicable Laws. Subject to Section 16.1 Landlord and/or Landlord’s consultants may inspect the Leased Premises at any and all reasonable times upon at least one (1) business day prior notice to assure Tenant is in compliance with all Laws applicable to Hazardous Materials. 1. Compliance With Laws: Except as set forth in this Lease, Tenant shall, at Tenant’s sole cost and expense, fully, diligently, and in a timely manner comply with all Laws, and (following written notice from Landlord detailing such requirements) the requirements of any applicable fire insurance underwriter or rating bureau, relating in any manner to Hazardous Materials used by Tenant in connection with its use of the Leased Premises (including but not limited to matters pertaining to (a) industrial hygiene, (b) environmental conditions on, in, under, or about the Leased Premises caused by Tenant or its employees, agents or contractors, and (c) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Materials by Tenant or its employees, agents or contractors). Tenant shall, within ten (10) Business Days after receipt of Landlord’s written request, provide Landlord with copies of documents and information evidencing Tenant’s compliance with any and all such Laws, and shall reasonably promptly upon receipt notify Landlord in writing (with copies of any documents involved) of any claim (including any claim threatened in writing), citation, warning, complaint, or report pertaining to or involving failure by Tenant or the Leased Premises to comply with any and all such Laws. 2. Indemnification: Tenant shall indemnify, protect, defend, and hold Landlord, Landlord’s affiliates, Lenders, and the officers, directors, shareholders, partners, employees, and managers of the foregoing harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits, and reasonable attorneys’ and consultants’ fees arising out of any third-party claim involving any Hazardous Materials brought onto the Leased Premises by or for Tenant or by any of Tenant’s employees, agents, contractors, servants, visitors, suppliers, or invitees (except to the extent relating to or arising out of the negligence or willful misconduct of Landlord or the employees, agents or contractors of Landlord). Subject to Section 16.11, Tenant’s obligations under this Paragraph shall include, but not be limited to, the effects of any contamination or injury to person, property, or the environment created or suffered by Tenant, and the cost of investigation (including reasonable consultants’ and attorneys’ fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration date or earlier termination of this Lease. Tenant shall not have any liability relating, in any way, to contamination, spill, release, discharge, investigation, removal, remediation, restoration or abatement arising out of, or involving any Hazardous Materials not brought onto the Property, including the Leased Premises, by or for Tenant or by any of Tenant’s employees, agents, contractors, servants, visitors, suppliers, or invitees. 3. Landlord’s Obligations: Landlord represents and warrants to Tenant that no Hazardous Materials are present in, on or under the Property in violation of any Laws as of the Delivery Date, and covenants that no Hazardous Materials will be present in, on or under the Property as of the Delivery Date. In the event that at any time during the Lease Term any Hazardous Materials are present in,

9 on or under the Leased Premises, Building or any portion of the Property in violation of applicable Laws (other than those Hazardous Materials for which Tenant is responsible under Sections 4.1A.(1) and (2) above), then Landlord shall, at Landlord’s expense (which expense shall not be included in Operating Expenses), promptly thereafter cause the investigation, remediation, abatement or removal of the same so as to cure such violation of Law. In addition, Landlord shall indemnify, protect, defend and hold Tenant and Tenant’s affiliates, and the officers, directors, shareholders, partners, members, employees, and managers of the foregoing (collectively, “Tenant Parties”) from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits, and attorneys’ and consultants’ fees arising out of any third-party claim involving any such Hazardous Materials except for any Hazardous Materials for which Tenant is responsible pursuant to Section 4.1.(A) above. Subject to Section 16.11, Landlord’s obligations under this Paragraph shall include, but not be limited to, the effects of any contamination or injury to person, property, or the environment created or suffered by Landlord, and the cost of investigation (including consultants’ and attorneys’ fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration date or earlier termination of this Lease. 4.2 Compliance with Laws: A. Tenant’s Obligations. Tenant shall not use the Leased Premises in any manner which violates any Laws. Tenant shall promptly comply with all Laws now in effect or hereafter adopted pertaining to Tenant’s use of the Leased Premises or the portions of the Leased Premises required to be maintained and repaired by Tenant. B. Landlord’s Obligations. Landlord shall promptly comply with all Laws pertaining to the Common Areas and those portions of the Leased Premises required to be maintained and repaired by Landlord or pertaining to those portions of the Property located outside of the Leased Premises. Landlord shall deliver the Leased Premises (including the Tenant Improvements) to Tenant in compliance with all Laws and all portions of the Property outside of the Leased Premises (excluding the interior buildouts of any other premises occupied by another tenant or available for lease) shall be in compliance with all Laws as of the Delivery Date. Landlord further warrants and covenants that as of the Commencement Date (1) the Building’s roof (including membrane), foundation, footings, slabs, structural walls, exterior windows (including seals), skylights (including seals) and the doors, plumbing, fire/life safety system, lighting, heating, ventilation and air conditioning systems, electrical systems, and elevators serving the Leased Premises shall be in good operating condition and repair, and (2) the Building (excluding the interior buildouts of any other tenant’s premises) and the Leased Premises shall comply with all applicable Laws (including ADA), except to the extent of any non-compliance resulting from, or triggered as a result of, any Leasehold Improvements (excluding the Tenant Improvements), in which event Tenant shall be required to correct any such non-compliance; provided that Landlord shall be responsible for any pre-existing non- compliance uncovered or revealed in connection with any Leasehold Improvements. In the event that at any time during the Lease Term any violation of applicable Laws in effect as of the Commencement Date or any latent defect in the Building (other than the Tenant Improvements) is discovered or revealed, then Landlord shall, at Landlord’s expense (which expense shall not be included in Operating Expenses), promptly thereafter correct such violation of Laws or latent defect. 4.3 Insurance Requirements: Tenant shall not sell, keep or use any article in or about the Leased Premises which Landlord has notified Tenant in writing is prohibited by Landlord’s fire and property damage insurance. Notwithstanding the foregoing, the restrictions in this paragraph shall not restrict or limit Tenant’s use of the Leased Premises for the Permitted Use, nor restrict Tenant from using

10 the Leased Premises for other permitted uses set forth in this Lease as long as Tenant agrees to be responsible for any increase in insurance premiums directly attributable to such other use. 4.4 Outside Areas: No materials, supplies, equipment, finished or semi-finished products, raw materials, or articles of any nature shall be stored upon or permitted to remain outside of the Building upon the Leased Premises except in fully fenced and screened areas which have been designed for such purpose and have been approved in writing by Landlord, in Landlord’s reasonable discretion, for such use by Tenant. 4.5 Signs: Tenant shall have the right to install one (1) sign on the exterior of the Building in the location and manner shown on Exhibit G attached hereto and incorporated herein; Tenant shall also have the right to install lobby signage, subject to Landlord’s prior written approval (which shall not be unreasonably withheld, condition or delayed) and provided such signage is consistent with the lobby signage of other tenants in the Building. All such Tenant signage shall first be approved in writing by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. All approved Tenant signage shall strictly conform to all Laws and shall, unless otherwise expressly set forth herein to the contrary, be installed by Tenant at Tenant’s sole cost and expense if such signage is within the interior of the Leased Premises and shall be installed by Landlord at Tenant’s sole cost and expense if such signage is in the Common Areas or on the exterior of the Building. Tenant shall, at the expiration or sooner termination of this Lease, remove all signs installed by or for Tenant and shall repair any damage caused by such removal, including but not limited to repainting/refinishing so that the repaired surface is restored to the extent reasonably practicable. Unless otherwise maintained by Landlord as part of Operating Expenses, all such Tenant signage shall be maintained by Tenant at all times, at Tenant’s sole cost and expense, in such condition and repair as received, rerasonable wear and tear excepted. 4.6 Rules and Regulations: Tenant agrees to comply with the rules and regulations attached hereto as Exhibit D, and incorporated herein. If there is a conflict between the rules and regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Landlord shall not be responsible for the violation of any such rules and regulations by any other person to whom such rules and regulations apply; provided, however, that Landlord shall enforce the rules and regulations on a uniform, non-discriminatory basis. Landlord shall have the right to amend or supplement the rules and regulations from time to time, provided that no such amendments or modifications of such rules and regulations shall be enacted if such would materially increase Tenant’s obligations under this Lease (monetarily or otherwise), would materially diminish the rights granted to Tenant hereunder or would materially impact Tenant’s access to or use of the Leased Premises. 4.7 Auctions: Tenant shall not conduct or permit to be conducted on any portion of the Leased Premises, (a) any public or private auction, fire sale, going out of business sale, distress sale, or other liquidation sale of tangible personal property, or (b) any so-called flea market, open-air market, or any other similar activity. 4.8 Parking: As part of Landlord’s initial construction of the Building, Landlord shall be constructing two (2) levels of underground parking, which shall include up to twelve (12) parking spaces allocated exclusively for the occupants of the Retail Space (the “Retail Parking”) and the remainder of which shall be allocated exclusively for occupants of the Office Space (the “Office Parking Area”) (subject to the public’s right to use the parking stalls in accordance with the terms of the Parking Covenant referred to below and subject to applicable Laws). The Retail Parking and Office Parking Area are generally depicted on Exhibit F attached hereto and incorporated herein by reference. Subject to the Parking Covenant below, Tenant shall have the right to use up to forty-six (46) of the unreserved parking spaces that are available to all tenants of the Building on a nonexclusive basis. All parking spaces, including light valet parking spaces, shall be located on the Property. Parking shall be free of charge to Tenant during the initial Lease Term

11 and subsequent Extended Terms. Landlord shall hire a professional firm for the valet service (“Parking Operator”) to provide valet services to the Retail Parking and Office Parking Area on an “as needed” basis (as reasonably determined by Landlord based upon demand), the cost of which shall be included as part of Operating Expenses. The Parking Operator will operate the valet service and otherwise conduct business in a first-class manner, commensurate with other parking operators in similar office buildings in the same geographic area as the Property. Notwithstanding anything to the contrary contained in this Section, Landlord agrees that Tenant shall at all times be entitled to the use and benefit of no less than forty-six (46) parking spaces and shall keep at least sixteen (16) electrical vehicle charging spaces available on a non- exclusive basis, and in the event Tenant determines that Tenant is regularly being denied the benefit of at least forty-six (46) parking spaces or electrical vehicle spaces, then Tenant may provide Landlord written notice thereof. Within ten (10) days following receipt of such notice, Landlord shall propose to Tenant a written proposal for improvement of parking procedures at the Building such that Tenant shall have access to such forty-six (46) spaces at all times and electrical parking vehicle spaces, which proposal may include replacement of the Parking Operator. Tenant may select one or more of the proposals set forth by Landlord or request a meeting with principals of Landlord to discuss alternate remedies. In the event Tenant requests a meeting with principals of Landlord, Landlord will make such principals available for a meeting with Tenant within fifteen (15) days from Tenant’s request, at which meeting the parties will negotiate reasonably and in good faith to resolve Tenant’s concerns in connection with the parking at the Building. The Office Parking Area and the Retail Parking shall have restricted access via separate electronic access gates and electronic parking passes or such other entry controls as reasonably selected by Landlord, in order to access such parking areas. At no time shall Tenant or its employees, guests or invitees use the Retail Parking except during Public Parking hours in which they are patronizing the retail stores. If parking passes/cards are used for access to the parking areas, Landlord shall initially provide Tenant with parking passes/cards for each of Tenant’s employees at no cost to Tenant, which Landlord acknowledges may result in more parking passes distributed to Tenant than parking spaces Tenant is entitled to under this Lease. Tenant shall be responsible for safeguarding the issuance of all such parking passes/cards issued to Tenant. In the event Tenant requires additional parking passes/cards as a result of new employees or lost parking passes/cards, Landlord may charge a reasonable fee for the issuance of the same. If reasonably required by the Parking Operator or otherwise required by Landlord to monitor and manage the parking at the Property, within ten (10) Business Days after written request therefor from Landlord, Tenant shall furnish Landlord with a list of its and its employees’ vehicle license numbers to whom parking passes/cards have been issued, and upon request from Landlord Tenant shall thereafter notify Landlord of any change in such list within five (5) Business Days after request from Landlord. Landlord may adopt reasonable rules and regulations relating to the valet parking service, or relating to parking generally, to monitor and manage the parking at the Property, provided that such rules and regulations do not materially and adversely impact Tenant’s right to parking as described herein. Landlord reserves the right to have any vehicles owned by Tenant or its employees or invitees utilizing parking spaces not allowed for Tenant’s use, or parking in areas not designated for such Tenant’s use, to be towed away at Tenant’s cost, and Tenant shall not at any time park its vehicles, or permit its employees, contractors and/or invitees to parking their vehicles, adjacent to marked loading areas so as to interfere in any way with the use of such loading areas; provided, however, that prior to any towing Landlord shall provide Tenant’s office manager with electronic or telephonic notice of a violating vehicle and Tenant shall have 24 hours thereafter to cause the violation to be remedied prior to any towing. Tenant shall not at any time park or permit the parking of its vehicles or the vehicles of others under its control on any portion of the Property other than the Office Parking Area that is not designated by Landlord as a parking area. All trucks and delivery vehicles used for delivering goods to Tenant shall be (i) parked only in such areas of the Property as may be reasonably designated by Landlord for delivery parking, (ii) loaded and unloaded in a manner which does not unreasonably interfere with the use and enjoyment of the Building by other occupants of the Property, and (iii) permitted to remain on the

12 Property only so long as is reasonably necessary to complete loading and unloading, and Landlord reserves the right to establish reasonable hours during which deliveries to the Property may be made. A. Public Parking/Parking Covenant: Tenant acknowledges and agrees that this Lease is subject and subordinate to the terms of the Parking Covenant attached hereto as Exhibit E (“Parking Covenant”); provided however, Tenant has no obligations under the Parking Covenant. Tenant shall have no right, title, interest or claim to any of the parking fees generated from the public use of the parking areas of the Property, such fees being the sole property of Landlord; provided however, all profit generated from the public parking shall be credited to the Operating Expenses associated with the Office Parking Area. Landlord warrants and represents to Tenant that parking fees for the public parking shall, at all times, be equal to one hundred and twenty-five percent (125%) of the parking fees charged by the City of Redwood at the Jefferson Garage. Landlord shall be obligated to maintain such public parking areas as part of the Operating Expenses. In the event Landlord elects or is required by any Law to implement additional parking programs in order to further limit or control the parking on the Property, Tenant agrees to participate in any such other program under such reasonable rules and regulations as are from time to time established by Landlord, provided further, that all of the parking spaces allocated to Tenant's use under this Lease remain on the Property for the Lease Term, and that any such any such additional parking program shall not, in any manner or to any extent, diminish the hours of use of, access to, or number of, or restrict ingress or egress to or from, the parking spaces granted or assigned to Tenant under this Lease. During the Public Parking hours, Landlord shall provide trained and licensed roving security guards, in sufficient numbers, to adequately monitor and ensure the security and safety of Tenant's partners, employees and visitors, and their property, in and about all of the parking areas; however, all costs of the same shall be included as part of Operating Expenses. Landlord shall provide that all parking areas are monitored regularly by surveillance security cameras. 4.9 Transportation Demand Management Programs: Should a government agency or municipality require Landlord to institute TDM (Transportation Demand Management) facilities and/or programs, Tenant agrees that the cost of TDM imposed facilities required by any such government agency or municipality within the Leased Premises and programs required by any such government agency or municipality, for the exclusive use or benefit of Tenant's partners and employees, including but not limited to employee showers, bicycle storage facilities, lockers, cafeteria, or lunchroom facilities, shall be paid by Tenant. Further, any costs or expenses associated with a TDM program which are required specifically for the Building and not provided by Tenant, such as an on-site TDM coordinator, shall be provided by Landlord with the Tenant's Allocated Share (based upon the areas dedicated to both the Office Area and the Retail Area) of such costs being included as a part of Operating Expenses. ARTICLE 5 TRADE FIXTURES AND LEASEHOLD IMPROVEMENTS 5.1 Trade Fixtures: Throughout the Lease Term, Tenant shall provide, install, and maintain in good condition all Trade Fixtures in the Leased Premises. All Trade Fixtures shall remain Tenant’s property. 5.2 Leasehold Improvements: Tenant shall not construct any Leasehold Improvements (as defined in Section 16.9D below) or otherwise alter the Leased Premises without Landlord’s prior approval if the cost of any particular Leasehold Improvement project exceeds One Hundred Fifty Thousand Dollars ($150,000.00), or such work affects the structural parts of the Building, the Building systems (i.e., electrical, plumbing, HVAC, etc.), or the exterior of the Building, or such work is visible from the exterior of the Building and would have a material and adverse impact on the visual aesthetics of the Building (provided, however, that Landlord’s approval shall not be required for Leasehold Improvements that are solely cosmetic in nature, such as painting or replacement of carpeting (“Cosmetic Improvements”), regardless

13 of the cost thereof). Where Landlord’s prior approval is required, no improvement work shall be undertaken by Tenant until Landlord shall have first approved the plans and specifications therefore, which approvals shall not be unreasonably withheld, conditioned or delayed (Tenant agrees that where plans and specifications are required to be prepared in accordance with applicable Laws in connection with any Leasehold Improvements that do not require Landlord’s prior written consent, Tenant shall nevertheless deliver to Landlord final as built plans and specifications for the same following Tenant’s completion of any such Leasehold Improvements). Landlord shall respond to a request for approval within ten (10) Business Days. If Landlord fails to respond within such ten(10)-Business Day period and Tenant sends a second notice to Landlord (which must include a statement in all caps stating “SECOND REQUEST FOR APPROVAL OF LEASEHOLD IMPROVEMENTS – APPROVAL DEEMED GIVEN IF NO RESPONSE WITHIN FIVE (5) DAYS”) and Landlord fails to respond to such second notice within five (5) days following Landlord’s receipt of such notice, Landlord shall be deemed to have approved of any such Leasehold Improvements. All Leasehold Improvements shall be installed by Tenant at Tenant’s expense, using a licensed and financially sound contractor reasonably acceptable to Landlord, and, to the extent applicable, in substantial compliance with the Landlord-approved plans and specifications therefor. All construction done by Tenant shall be done in accordance with all Laws and in a good and workmanlike manner using materials of good quality. Tenant shall not commence construction of any Leasehold Improvements, whether or not Landlord’s prior approval as to such Leasehold Improvements are required, until (a) all required governmental approvals and permits shall have been obtained, (b) all requirements regarding insurance imposed by this Lease shall have been satisfied, and (c) in the case of any Leasehold Improvements that cost in excess of $25,000 Tenant shall have given Landlord at least five (5) days prior written notice of the actual date for which such construction shall commence. All Leasehold Improvements shall remain the property of Tenant during the Lease Term but shall not be altered or removed from the Leased Premises except pursuant to this Section 5.2. At the expiration or sooner termination of the Lease Term, all Leasehold Improvements shall be surrendered to Landlord as part of the realty and shall then become Landlord’s property, and Landlord shall have no obligation to reimburse Tenant for all or any portion of the value or cost thereof; provided, however, that if Landlord requires Tenant to remove any Leasehold Improvements in accordance with the provisions of Article 15, then Tenant shall so remove such Leasehold Improvements and restore the Leased Premises to their condition, subject to reasonable wear and tear, casualty and condemnation, prior to the installation of such improvements prior to the expiration or sooner termination of the Lease Term. Notwithstanding anything to the contrary contained herein, so long as Tenant’s written request for consent for a proposed Leasehold Improvement contains the following statement in large, bold and capped font “PURSUANT TO THE LEASE, IF LANDLORD CONSENTS TO THE SUBJECT LEASEHOLD IMPROVEMENT, LANDLORD SHALL NOTIFY TENANT IN WRITING WHETHER OR NOT LANDLORD WILL REQUIRE SUCH LEASEHOLD IMPROVEMENT TO BE REMOVED AT THE EXPIRATION OR EARLIER TERMINATION OF THE LEASE.”, then no later than the time Landlord gives its consent for any Leasehold Improvement, if it so does, Landlord shall notify Tenant in writing whether or not Landlord will require that such Leasehold Improvement be removed upon the expiration or earlier termination of this Lease. If Tenant’s written notice complies with the foregoing and if Landlord fails to timely notify Tenant whether Tenant shall be required to remove the subject Leasehold Improvement at the expiration or earlier termination of this Lease (or Landlord does not timely reply to Tenant’s request for consent and Landlord’s consent is deemed granted pursuant to this Section 5.2) then Tenant shall not be obligated to remove such Leasehold Improvement. Under no circumstances will Tenant be required to remove any of the Tenant Improvements and/or any Cosmetic Improvements.

14 5.3 Compliance with Laws: All Leasehold Improvements work shall be performed in a manner that complies with all applicable Laws. 5.4 Landlord’s Improvements: All fixtures, improvements or equipment which are installed or constructed by Landlord on, or attached by Landlord to, the Leased Premises shall become a part of the realty and belong to Landlord and Tenant shall have no responsibility to remove any portion of the same prior to the expiration or sooner termination of the Lease Term. 5.5 Liens: Tenant shall keep the Leased Premises and the Property free from any liens and shall pay when due all bills arising out of any work performed, materials furnished, or obligations incurred by Tenant, its agents, employees or contractors relating to the Leased Premises. If any claim of lien is recorded, Tenant shall bond against or discharge the same within thirty (30) days after the same has been recorded against the Leased Premises. Should any lien be filed against the Leased Premises or any action commenced affecting title to the Leased Premises, the party receiving notice of such lien or action shall promptly give the other party written notice thereof. ARTICLE 6 REPAIR AND MAINTENANCE 6.1 Tenant’s Obligation to Maintain: Subject to the provisions of Section 6.2 (Landlord’s Obligation to Maintain), Article 11 (Damage to Leased Premises), and Article 12 (Condemnation), Tenant shall, at all times during the Lease Term, clean, keep, maintain, repair, and replace when necessary, in as good condition and repair as received, reasonable wear and tear excepted, the Leased Premises and all appurtenances thereto, including but not limited to all walls, ceilings, floors, windows, doors, plate glass, (including cleaning interior but not exterior surfaces). Such obligation shall extend to any electrical, plumbing, HVAC, lighting facilities, boilers, pressure vessels, or other utilities contained within the Leased Premises only up to the point where such utilities join a main or other junction (e.g., sewer main or electrical transformer) from which such utilities are distributed. Tenant, in keeping such areas in such order, condition and repair, shall exercise and perform good maintenance practices. All repairs and replacements required of Tenant shall be promptly made with new materials of like kind and quality and shall be subject to Article 5 above; provided however, Tenant shall not be obligated to replace any capital improvements or equipment which may be part of the Leased Premises. In the event any capital improvements or equipment which is part of the Leased Premises required to be replaced, Tenant shall notify Landlord and Landlord shall replace such capital improvements or equipment and the costs of such replacements shall be reimbursed to Landlord by Tenant on an amortized basis in accordance with the amortization provisions set forth in Section 6.4 below. 6.2 Landlord’s Obligation to Maintain: Subject to the provisions of Paragraph 4.2 (Compliance with Laws), Paragraph 6.1 (Tenant’s Obligation to Maintain), Article 11 (Damage to Leased Premises) and Article 12 (Condemnation), (a) Landlord, at its sole cost and expense shall keep in good first class order, condition and repair (i) the structural elements of the Building, Parking Area, and other improvements located on the Property, including without limitation, beams, columns, the structure of structural walls, roof (including roof membrane), foundation and footings, and (ii) the exterior skin, exterior windows, skylight systems, glazing and other components of the exterior of the Building, and (b) Landlord, subject to the reimbursement requirements of Section 6.3 below, shall keep in good first-class order, condition and repair the Common Areas which includes, without limitation, the non-structural portions of the roof (including, but not limited to, the roof membrane); non-structural components of the Parking Areas; walls, ceilings, floors, windows, doors, plate glass, and walkways within the Common Areas; landscaping; signs; security and utility systems serving the Common Areas; and utility systems serving the Leased Premises (including, but not limited to electrical, plumbing, HVAC, lighting facilities, boilers, and pressure

15 vessels). Landlord shall not be responsible for (a) any such repairs, maintenance or replacements required by any accident, fire or other peril comprising a Casualty except as otherwise required by Article 11, or (b) for the cost of the repair of damage caused to any part of the Property by any negligence or willful misconduct of Tenant or its agents contractors, employees or invitees to the extent not covered by insurance. Landlord shall not be obligated to maintain, repair or replace windows, doors or plate glass that are located on the interior of the Leased Premises for which Tenant shall be solely responsible. Landlord may engage contractors of its choice to perform the obligations required of it by this provision, and the necessity of any expenditure made to perform such obligations shall be at the sole but good faith discretion of Landlord. 6.3 Tenant’s Obligation to Reimburse: As Additional Rent, Tenant shall pay (a) Tenant’s Allocated Office Share of Operating Expenses (as defined below) incurred by Landlord in connection with the Office Space and (b) Tenant’s Allocated Building Share of Operating Expenses incurred by Landlord in connection with both the Office Space and Retail Space, including, but not limited to, the Common Areas. Tenant shall have no obligation to pay any Operating Expenses incurred by Landlord solely in connection with only the Retail Space. Tenant shall pay Tenant’s Allocated Share of Operating Expenses on a monthly estimated basis, via ACH, check, or other reasonable method of payment. Landlord shall deliver to Tenant Landlord’s reasonable estimate of the Operating Expenses it anticipates will be incurred by Landlord for the next calendar year (Landlord agrees to make commercially reasonable efforts to deliver the same to Tenant no later than November 15th of each calendar year), which reasonable estimate shall indicate which Operating Expenses are expected to be incurred in connection with the Office Space and which Operating Expenses are expected to be incurred in connection with both the Retail and Office Space (including, but not limited to, the Common Areas) and shall set forth an amount equal to (i) Tenant’s estimated monthly Allocated Office Share of Operating Expenses in connection with the Office Space and (ii) Tenant’s estimated monthly Allocated Building Share of Operating Expenses in connection with both the Office Space and Retail Space. By March 15th of each calendar year, Landlord shall furnish to Tenant a statement, in reasonable detail, of the actual Operating Expenses paid (or if incurred but not yet paid, which Landlord intends to pay) by Landlord in accordance with this Article during the just-ending calendar year (the “Annual Statement”), and thereupon there shall be an adjustment between Landlord and Tenant, with payment to or a rent credit or refund by Landlord, as the case may require, within sixty (60) days after delivery by Landlord to Tenant of said statement, to the end that Landlord shall receive the entire amount of Tenant’s share of all Operating Expenses for such calendar year and Tenant shall not have paid more than such amount. While Landlord shall generally have no right to further readjust Tenant’s Allocated Office Share of Operating Expenses and/or Tenant’s Allocated Building Share of Operating Expenses with respect to a particular Annual Statement following Landlord’s delivery to Tenant of each such applicable Annual Statement, it is agreed that the foregoing limitation shall not apply to any supplemental or escape assessment bills for Real Property Taxes. Tenant shall have the right, during Landlord’s regular business hours and on reasonable prior written notice (no less than twenty (20) days’) to Landlord to review, at the location of Landlord’s accounting records in the San Francisco Bay Area, Landlord’s books and records regarding Operating Expenses for the year to which the Annual Statement relates. The review of Landlord’s books and records shall be conducted by Tenant or a reputable certified public accountant (i.e., a member of a reputable, independent, certified public accounting firm, who has experience reviewing financial operating records of office building landlords; provided that such accountant is not paid on a contingency fee basis). If as a result of its review, Tenant determines that the actual Operating Expenses for the period covered by any statement are different than the amount shown on such statement, Tenant shall promptly notify Landlord of such determination, which notice shall be accompanied by a copy of the results of Tenant’s review. Upon receipt of such notice and accompanying information, Landlord may object to Tenant’s determination by providing Tenant with written notice of such objection within twenty (20) days following receipt by Landlord of Tenant’s notice and accompanying information. Unless Landlord so objects, Landlord shall credit to Tenant (or refund to Tenant in the event no further Additional Rent may

16 become due from Tenant) the excess as determined by the results of Tenant’s review within thirty (30) days following receipt of Tenant’s notice and accompanying information if there was an overpayment and in the event of an underpayment Tenant shall pay the deficiency within thirty (30) days of the completion of the review. If, however, Landlord timely objects, Landlord and Tenant each shall use their best efforts to cooperate in such negotiations and to promptly resolve any discrepancies between Landlord and Tenant in the accounting of such costs and expenses, however, Tenant shall continue to pay ongoing Operating Expenses under this Lease until the matter is resolved. If Landlord and Tenant are unable to resolve any such discrepancies within sixty (60) days following the date of receipt by Landlord of Tenant's original notice and accompanying information, Landlord and Tenant shall each make a separate determination of the Operating Expenses, or portion thereof in dispute, and shall submit the same to each other. If the two determinations of such Operating Expenses, or portion thereof, differ by less than ten percent (10%) of the lesser amount, then such actual Operating Expenses, or portion thereof, shall be determined to be the average of the two determinations. If Landlord's and Tenant's determinations differ by ten percent (10%) or more of the lesser amount, then the dispute shall be submitted to arbitration as provided below. Within ten (10) days after Landlord and Tenant shall have each made its separate determination of such Operating Expenses, or portion thereof, Landlord and Tenant shall jointly appoint a certified public accountant, who has not worked with either Landlord nor Tenant, with at least ten (10) years of experience in providing accounting services to landlords and tenants of first-class office space in the Redwood City, California commercial office market. The parties shall cause the accountant, within ten (10) days of his or her appointment, to reach a decision as to which of Landlord’s or Tenant’s determinations of such Operating Expenses, or portion thereof, is the closest to the actual Operating Expenses, or portion thereof, taking into account the requirements of this Lease, and shall notify the Landlord and Tenant thereof. The amount of Operating Expenses, or portion thereof, so selected by the accountant shall constitute the actual Operating Expenses, or portion thereof, and shall be binding upon Landlord and Tenant. Landlord and Tenant shall share the fees and expenses of the accountant equally; provided however, if the accountant's determination concludes that Operating Expenses, or portion thereof, for the particular calendar year were overstated by more than three and one-half percent (3.5%), then Landlord shall be responsible for payment to Tenant of the reasonable and out-of-pocket third-party costs and expenses incurred by Tenant in conducting the audit, as well as the arbitration, including the fees and expenses of the accountant, which payment shall be made by Landlord to Tenant within thirty (30) days following receipt by Landlord and Tenant of the accountant's determination. In the event that Landlord and Tenant cannot agree as to the appointment of a mutually acceptable accountant, or if the appointed accountant shall, at any time, be unable or unwilling to serve, and Landlord and Tenant cannot agree on a replacement, then the Landlord and/or the Tenant shall make an application to the local chapter of the American Institute of Certified Public Accountants to name an accountant or a substitute accountant, as the case may be. 6.4 Operating Expenses Defined: The term “Operating Expenses” shall mean all out-of- pocket expenses incurred by Landlord to own, operate, maintain, repair, replace, and manage any portion of the Property, including, but not limited to, all costs and expenses paid or incurred by Landlord in doing the following (including payments to independent contractors providing services for the performance of the following): (i) maintenance of the insurance required to be carried by Landlord under Section 9.2 of this Lease; (ii) maintaining, repairing, operating, and replacing, when necessary, any items in connection with the Property that Landlord is required to maintain or elects to maintain hereunder, excluding however, such maintenance, repair, operation and replacement that pursuant to the terms of this Lease is to be performed

17 at Landlord’s sole cost and/or expense; (iii) that portion of all compensation (including benefits and premiums for worker’s compensation and other insurance) paid to, or for the benefit of, employees of Landlord providing property management services to the Property; and (iv) a property management fee equal to three percent (3%) of the Base Monthly Rent of the Property. With respect to the cost of any Permitted Capital Expense (defined below), Landlord shall amortize such expense and such amortized cost shall be included in Operating Expenses as follows: the annual amortization of any such capital expense shall be the sum of the (a) quotient obtained by dividing the amount of any Permitted Capital Expense by Landlord’s reasonable and good faith estimate of the number of years of useful life of the item for which the expense is incurred plus (b) an amount equal to 7% (or such lesser interest rate actually paid by Landlord in the event Landlord borrows funds for the purpose of performing the work) of the remaining unamortized cost. Nothing set forth herein shall impose upon Landlord an obligation to so repair, maintain and/or replace any items unless such obligation is otherwise expressly set forth elsewhere in this Lease. Landlord shall reasonably create cost pools or otherwise allocate expenses between the Office Space and the Retail Space in order to equitably allocate expenses between the Office Space and the Retail Space. The term “Permitted Capital Expense” shall mean the cost of any capital repairs, improvements and replacements made by the Landlord to the Property which are (x) (i) required to be made in order to conform to changes subsequent to the Commencement Date in any applicable Laws (noncompliance with any laws in effect as of the Commencement Date of this Lease which is permitted under applicable law because such improvements were in compliance with applicable laws as of the date they were constructed shall be considered to be in compliance with applicable law under this Paragraph) and (ii) incurred for the purpose of reducing other operating expenses or utility costs (to the extent such expenses and costs are actually reduced), or (y) performed to install new or replace capital improvements or building service equipment when reasonably required because of normal wear and tear or otherwise reasonably performed in order to maintain the condition of the Building in conformance with general standards of the Building as of the Delivery Date (e.g., repainting). Notwithstanding any contrary provision of this Lease, Operating Expenses shall exclude the following: (a) costs for (i) the original construction of the Property including any repairs, modifications or improvements required due to problems or defects in the original construction or inadequacy of the original design of the Property, or (ii) any future improvement to the Property (as distinguished from repairs and replacements of then existing improvements); (b) costs of the design and construction of improvements to the Leased Premises or the premises of other tenants or other occupants and the amount of any allowances or credits paid to or granted to tenants or other occupants for any such design or construction or any costs to supervise such tenant improvements; (c) costs incurred in moving or relocating any tenant; (d) depreciation, interest and principal payments on mortgages and other debt costs; (e) marketing costs, legal fees, space planners’ and architects’ fees, advertising and promotional expenses, brokerage fees or other costs incurred in connection with any leasing of the Property; (f) costs for which the Landlord is reimbursed, or would have been reimbursed if Landlord had carried the insurance Landlord is required to carry pursuant to this Lease, or would

18 have been reimbursed if Landlord had used commercially reasonable efforts to collect amounts it is entitled to receive from any tenant or occupant of the Property or insurance carrier; (g) any bad debt loss, rent loss, or reserves for bad debts or rent loss; (h) costs associated with the operation of the business of the partnership or entity which constitutes the Landlord, as the same are distinguished from the costs of operation of the Property, including partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of the Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of the Landlord’s interest in the Property, and costs (including all attorneys’ fees and costs of settlement, judgments and/or payments in lieu thereof) incurred in connection with any actual or perceived claims, litigation or other disputes between Landlord and its employees, between Landlord and property management, or between Landlord and other tenants, occupants or third parties; (i) the wages and benefits of any employee who does not devote substantially all of his or her employed time to the Property unless such wages and benefits are prorated to reflect time spent on operating and managing the Property vis-à-vis time spent on matters unrelated to operating and managing the Property; provided, that in no event shall Operating Expenses for purposes of this Lease include wages and/or benefits attributable to personnel above the level of property manager or supervising engineer; (j) late charges, penalties, liquidated damages, interest and other finance charges (except to the extent expressly permitted pursuant to the terms of this Lease); (k) amount paid as ground rental or as rental for the Property by the Landlord; (l) costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements made for new tenants or other occupants in the Property or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Property; (m) any costs which under this Lease are expressly stated to be at the sole cost and expense of Landlord; (n) any amount paid by Landlord or to the parent organization or a subsidiary or affiliate of the Landlord for goods, supplies and/or services in the Property to the extent the same exceeds the costs of such supplies and/or services rendered by qualified, first-class unaffiliated third parties on a competitive basis; (o) rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment which if purchased the cost of which would be excluded from Operating Expenses as a capital cost, except equipment not affixed to the Property which is used in providing janitorial or similar services and, further excepting from this exclusion such equipment rented or leased to remedy or ameliorate an emergency condition in the Property; (p) all costs, items and services for which (i) Tenant or any other tenant in the Property is expressly required to reimburse Landlord pursuant to the terms of the applicable lease document, (ii) Landlord provides selectively to one or more tenants (other than Tenant), or in a manner, level or scope that is more favorable to such other tenant than is provided or offered to Tenant, without

19 reimbursement; or (iii) Landlord is reimbursed under any warranty, insurance coverage or from any third party (and Landlord shall use commercially reasonable efforts to recover the amounts from such warranty, insurance coverage, or third party); (q) electric power costs for which any tenant directly contracts with a public service company; (r) costs incurred in connection with any sculpture, paintings, fountains or other objects of art (including cleaning, repair and maintenance of any art contained in the public art gallery in the lobby described in Section 6.5 below); (s) penalties for late payment; (t) fees and reimbursements payable to Landlord (including its parent organization, subsidiaries and/or affiliates) or by Landlord for management of the Property (except for the property management fee described in 6.4(iv) above); (u) any costs expressly excluded from Operating Expenses elsewhere in this Lease; (v) costs arising from the negligence or willful misconduct of Landlord or Landlord’s employees, agents, contractors or invitees, or due to the violation by Landlord of this Lease or applicable Laws; (w) costs arising from the violation of any tenant or occupant of its lease or occupancy agreement; (x) costs arising from Landlord’s charitable or political contributions; (y) any capital expense that is not a Permitted Capital Expense; (z) any costs that are solely Tenant’s responsibility pursuant to other provisions of this Lease; (aa) any costs or expenses related to testing, surveying, removal, cleaning, abatement or remediation of Hazardous Materials existing as of the date of this Lease in or about the Property; (bb) any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord (for the avoidance of doubt, it is agreed that this exclusion is not intended to exclude costs incurred in connection with the valet service applicable to the Retail Parking and Office Parking Area); (cc) costs of repairs, restoration, or replacements occasioned by fire or other casualty, or caused by the exercise of the right of eminent domain, in either case, whether or not insurance proceeds or condemnation award proceeds are recovered or adequate for such purposes (provided, however, that any commercially reasonable insurance deductible shall be includable in Operating Expenses); (dd) costs incurred in connection with upgrading the Property to comply with disability, life, seismic, fire and safety codes, ordinances, statutes, or other laws in effect prior to the Commencement Date, including, without limitation, the then-applicable requirements of the ADA, including penalties or damages incurred due to such non-compliance;

20 (ee) costs incurred (capital or otherwise) in order for the Property, or any portion thereof, to apply for, obtain or maintain a certification pursuant to the United States Green Building Council’s Leadership in Energy and Environmental Design (“LEED“) rating system, or other applicable certification agency, in connection with Landlord’s sustainability practices for the Project and all costs of maintaining, managing, reporting and commissioning the Project or any part thereof that was designed and/or built to be sustainable and conform with the LEED rating system (or other applicable certification standard); (ff) reserves of any kind; (gg) any indemnity, defense costs or other monetary obligation of Landlord to Tenant under this Lease or to any other tenant under its lease; (hh) all costs of Landlord’s general corporate or partnership overhead and general administrative expenses, including the salaries of management personnel to the extent they are not directly related to the Project and engaged in the operation, maintenance, and repair of the Project; (ii) Excepting the Parking Covenant, all fees, costs, expenses or dues payable pursuant to the terms of any covenants, conditions, restrictions, easements, other agreements or instruments affecting the Property, an owners’ association pertaining to the Property or any other matters of record, including, without limitation any capital repairs or expenditures and costs incurred by Landlord due to the violation by Landlord or any tenant of the terms and conditions of any such covenants, conditions, restrictions, easements, other agreements or instruments affecting the use of the Property; and (jj) earthquake insurance deductibles in excess of $100,000 (however, it is agreed that such $100,000 limitation is intended to limit Tenant’s share of any such earthquake deductible to $100,000, and is not intended to limit Landlord from including only $100,000 of any such earthquake deductible as part of Operating Expenses). 6.5 Main Street Lobby: As currently mandated by the City of Redwood City, the Building shall have a lobby, containing a public art gallery which shall be open to the public. ARTICLE 7 WASTE DISPOSAL AND UTILITIES 7.1 Waste Disposal: Tenant shall store its waste either inside the Leased Premises or in containers or dumpsters provided by Landlord outside of the Leased Premises on the Property, for which Landlord shall contract for the disposal thereof, as a part of Operating Expenses. Tenant shall contract for and cause all of its waste to be regularly removed (daily if necessary) from the Leased Premises. Tenant shall keep all fire corridors and mechanical equipment rooms in the Leased Premises free and clear of all obstructions at all times. Tenant acknowledges and agrees that Landlord does not provide janitorial services to the Leased Premises, and that Landlord does not provide after-hours janitorial services with respect to the Common Areas of the Building. 7.2 Utilities: Tenant shall promptly pay, as the same becomes due, all charges for water, gas, electricity, telephone, sewer service, waste pick-up, and any other utilities, materials or services furnished directly to or used by Tenant on or about the Leased Premises during the Lease Term. If any utility service is not separately metered to the Leased Premises, then Tenant shall pay its pro-rata share of the actual cost of such utility service with all others served by the service not separately metered; provided however, if

21 such utilities are not separately metered or submetered to the Leased Premises and Landlord reasonably determines that Tenant is using a disproportionate amount of such utilities, then Landlord may charge Tenant such other amount as Landlord determines in Landlord’s reasonable discretion in order to equitably allocate such expenses among the tenants of the Property using such utilities. All utilities used in the Leased Premises shall be separately metered pursuant to meters or sub-meters installed by Landlord as part of the Tenant Improvements. Tenant acknowledges that the general business hours of the Building are from 8:00am to 6:00pm Monday through Friday and Saturdays from 8:00am to 1:00pm, excluding nationally recognized holidays (the “Building Hours”). In the event Tenant utilizes the HVAC systems servicing the Leased Premises outside of the Building Hours, Landlord shall have the right to charge Tenant for such after-hours use at a rate equal to Landlord’s actual cost to provide such after-hours service or Sixty Dollars ($60.00) per hour (for the entire Leased Premises), whichever is less. 7.3 Window Washing: Landlord shall be responsible for washing the exterior windows and skylights of the Building in such frequency as is consistent with the operation of a first-class office building. ARTICLE 8 PAYMENT OF TAXES 8.1 Real Property Taxes Defined: The term “Real Property Taxes” as used herein shall mean (a) all taxes, assessments, levies, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay for any general or special assessments for public improvements, services, or benefits and any increases resulting from reassessments, new construction, or change in ownership or valuation), now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against or with respect to (i) the value, occupancy or use of the Property (as now constructed or as may at any time hereinafter be constructed, altered or otherwise changed), (ii) the fixtures, equipment, and other real or personal property of Landlord that are an integral part of the Property, (iii) the gross receipts, income, and rentals from the Property (not to exceed two percent (2%) of the gross receipts, income, and rentals from the Property), or (iv) the use of energy within the Property; (b) all charges, levies or fees imposed by reason of environmental regulation or other governmental control of the Property, to the extent levied on all commercial properties within the geographic area of the Property and not exclusively on the Property; (c) any excise, transaction, sales, privilege or other tax now or hereafter imposed upon Landlord as a result of and leases for any portion of the Property; and (d) all costs and fees (including reasonable attorneys’ fees) incurred by Landlord in contesting any Real Property Tax and in negotiating with public authorities as to any Real Property Tax but only to the extent of actual savings as a result thereof. If at any time during the Lease Term the taxation or assessment of the Property shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate, substitute, or additional tax or charge (a) on the value, use or occupancy of the Property, (b) on or measured by the gross receipts, income, or rentals from the Property (not to exceed two percent (2%) of the gross receipts, income, and rentals from the Property), or on Landlord's business of leasing the Property, or (c) computed in any manner with respect to the operation of the Property, then any such tax or charge, however designated, shall be included within the meaning of the term Real Property Taxes for purposes of this Lease. If any Real Property Tax is based upon property or rents unrelated to the Property, then only that part of such Real Property Tax that is fairly allocable to the Property shall be included within the meaning of the term Real Property Taxes. Notwithstanding the foregoing, Real Property Taxes shall not include estate, inheritance, transfer, gift or franchise taxes of Landlord, the federal or state income tax imposed on Landlord’s income from all sources or any fines or penalties.

22 Notwithstanding anything to the contrary contained in this Section 8.1, there shall be excluded from Real Property Taxes (i) all excess profits taxes, franchise taxes, capital stock taxes, documentary transfer or recording taxes, income taxes and other taxes to the extent applicable to Landlord’s general or net income (as opposed to the equivalent of a sales tax or rent tax), (ii) any items included as Operating Expenses, (iii) any items directly paid by Tenant; and/or (iv) penalties, late charges or interest resulting from Landlord’s failure or inability to make timely and complete payments. 8.2 Tenant’s Obligation to Reimburse: As Additional Rent, Tenant shall pay Tenant’s Allocated Share of all Real Property Taxes assessed against the Property which become due during the Lease Term or such other amount as Landlord reasonably determines in Landlord’s good faith, discretion in order to equitably allocate such expenses among the tenants of the Property. Tenant shall pay its Allocated Share of Real Property Taxes on a monthly estimated basis in the same manner as Tenant’s payment of monthly estimated Operating Expenses under Section 6.3 above (a reconciliation of Tenant’s payment of estimated Real Property Taxes shall be performed in the Annual Statement in accordance with the terms of Section 6.3 above). All Real Property Taxes which can be paid by Landlord in installments, shall be paid by Landlord in the maximum number of installments permitted by applicable Laws. 8.3 Taxes on Tenant’s Property: Tenant shall pay before delinquency any and all taxes, assessments, license fees, and public charges levied, assessed, or imposed against Tenant, Tenant's estate in this Lease, the property of Tenant situated upon the Property, or Leasehold Improvements, which become due during the Lease Term. In addition, should Real Property Taxes increase during the Lease Term solely as a result of Leasehold Improvements constructed by or on behalf of Tenant, then Tenant shall be solely responsible for the portion of such increased Real Property Taxes attributable to such Leasehold Improvements constructed by or on behalf of Tenant. ARTICLE 9 INSURANCE 9.1 Tenant’s Insurance: Tenant shall maintain in full force and effect during the Lease Term the following insurance: A. Tenant shall maintain a policy or policies of commercial general liability insurance, including property damage, against liability for personal injury, bodily injury, death, and damage to property occurring in or about, or resulting from an occurrence in or about, the Leased Premises with combined single limit coverage of not less than the amount of Tenant’s Minimum Liability Insurance coverage set forth in Article 1. Such commercial general liability insurance shall contain “contractual liability” insuring Tenant’s performance of Tenant’s obligation to indemnify Landlord as set forth in Article 10. B. Tenant shall maintain a policy or policies of property insurance against “all risks” at least as broad as Special Form policy, with a sprinkler leakage endorsement, for loss of any Leasehold Improvements, floor and wall coverings, and business personal property on a full insurable replacement cost basis with no coinsurance clause and Business Income insurance covering at least twelve months of loss of Base Rent; provided, however, that Tenant shall have the right to self-insurance business income and continuing expense coverage. The proceeds from any of such policies for Leasehold Improvements shall be used for the repair or replacement of such items so insured unless this Lease is terminated, in which case such proceeds shall be allocated between Landlord and Tenant in proportion to the amount that each party paid for the construction of the Leasehold Improvements.

23 C. If Tenant undertakes or authorizes any construction, alteration, improvements or the like in the Leased Premises, then Tenant shall maintain broad form builder’s risk insurance with coverage in an amount reasonably satisfactory to Landlord. D. Tenant shall maintain a policy or policies of workers compensation insurance and any other employee benefit insurance sufficient to comply with all Laws. E. If applicable, Tenant shall maintain a policy or policies of automobile liability insurance covering all owned, non-owned, and hired vehicles with a $1,000,000 per accident limit for bodily injury and property damage. F. Landlord and such others Landlord reasonably designates by written notice to Tenant shall be included as additional insureds on General Liability and Automobile Liability insurance described in this Article and (i) general liability and automobile liability coverage shall be primary insurance which provides that the insurer shall be liable for the full amount of the loss up to and including the total amount of liability set forth in the declarations without the right of contribution from any other insurance coverage of Landlord, (ii) all insurance required by this Article shall be carried with companies having an AM Best rating of not less than A- VII, (iv) if available, Tenant’s insurance policies state that should any of the aforementioned or subject policies be cancelled prior to the expiration date thereof, notice shall be given in accordance with the policy provisions, which shall not be less than thirty (30) days’ notice of cancellation except for non-payment of premium which shall not be less than ten (10) days’ notice of cancellation, (v) General Liability and Automobile Liability shall contain a “cross liability” provision providing that Landlord, although named as an Additional Insured, shall nevertheless be entitled to recover under the policy for any loss suffered by Landlord by reason of the sole negligence of Tenant, and (vi) shall not have a “deductible” in excess of Fifty Thousand Dollars ($50,000.00) per occurrence. Duly executed certificates of such policies, together with satisfactory evidence of the payment of the premium therefor, shall be deposited with Landlord prior to the time Tenant enters into possession of the Leased Premises and upon renewal of such policies, but not less than ten (10) days prior to the expiration of the term of such coverage. 9.2 Landlord’s Insurance: During the Lease Term, Landlord shall carry the following insurance: A. Landlord shall maintain a policy or policies of fire and property damage insurance in so-called “all-risk fire and extended coverage” form at least as broad as the current ISO Special Form policy insuring Landlord (and such others as Landlord may designate) against loss of rents and from physical damage to improvements upon the Property (excluding the Leasehold Improvements and the leasehold improvements of all other tenants) for full replacement cost. Landlord may so insure the improvements upon the Property separately, or may insure the improvements upon the Property with other buildings and improvements which Landlord elects to insure together under the same policy or policies; provided, however, that such blanket coverage shall provide the full protection as to the Property required under this Section 9.2 and the premiums for same shall not exceed the premiums which could be obtained in the insurance market for the Property alone. The foregoing notwithstanding, such fire and property damage insurance, at Landlord’s election, (i) may cover loss caused by earthquake and/or flood (provided it is available at commercially reasonable rates), and (ii) may provide coverage for loss of rents for a period of up to twelve (12) months (or such longer number of months as may be required by any lender of Landlord, not to exceed twenty-four (24) months), and (iii) may contain “deductibles” as reasonably selected by Landlord. Landlord is not obligated to cause such insurance to cover any Trade Fixtures, Leasehold Improvements, or any inventory or other personal property of Tenant.

24 B. Landlord shall maintain a policy or policies of commercial general liability insurance insuring Landlord (and such others as are designated by Landlord) against liability for personal injury, bodily injury, death, and damage to property occurring or resulting from an occurrence in, on or about the Property, with combined single limit coverage of Two Million Dollars ($2,000,000), or such greater coverage as Landlord may, in its sole but good faith discretion, from time to time determine is necessary for its protection. 9.3 Tenant’s Obligation to Reimburse: The cost of the insurance which Landlord is either obligated or elects to carry pursuant to this Article 9 and any reasonable deductible amount paid (subject to the express limitation on earthquake deductibles set forth in Section 6.4 above) by Landlord and excluded from the coverage of such insurance shall be part of Operating Expenses and Tenant’s Allocated Share of the same shall be paid by Tenant to Landlord pursuant to Article 6. 9.4 Release and Waiver of Subrogation: The parties hereto release each other, and their respective agents and employees, from any liability for damage to property that is caused by or results from any risk insured against under any valid and collectible property insurance policy required to be carried by either of the parties; provided, however, that any such person or entity shall not be released from such liability to the extent of damage of the type not covered by such insurance. Each party shall cause each insurance policy required to be obtained by it, hereunder, to provide that the insurer waives all right of recovery by way of subrogation against the other party and its agents and employees in connection with any injury or damage covered by such policy. ARTICLE 10 LIMITATION ON LANDLORD’S LIABILITY AND INDEMNITY 10.1 Limitation on Landlord’s Liability: Landlord shall not be liable to Tenant nor shall Tenant be entitled to any abatement of rent, for any loss to Tenant’s business resulting from any cause whatsoever including, without limitation, Landlord’s and/or its contractor’s, employee’s, and/or agent’s active or passive negligence, provided, however, that Landlord shall not be released from liability for loss or damage caused (a) by the gross negligence or willful misconduct of Landlord, its contractors, employees or agents, or (b) by the negligence of Landlord, its contractors, employees or agents to the extent that the injury or damage is not covered by the insurance required to be carried by Tenant under this Lease. 10.2 Indemnification of Landlord: Subject to Paragraph 9.4 above, Tenant shall hold harmless, indemnify and defend Landlord and Landlord’s employees and agents, with competent counsel reasonably satisfactory to Landlord, from all liability, penalties, losses, damages, costs, expenses, causes of action and/or judgments for third party claims arising by reason of any death, bodily injury, personal injury or property damage (a) resulting from any cause or causes whatsoever (other than the negligence or willful misconduct of Landlord, its agents, employees or contractors or Landlord’s breach of this Lease) occurring in or about or resulting from an occurrence in or about the Leased Premises during the Lease Term or while Tenant is occupying the Leased Premises, or (b) resulting from the negligence or willful misconduct of Tenant or its agents, employees, contractors, guests and/or invitees in connection with this Lease, or (c) resulting from Tenant’s sale, use, storage or disposal of Hazardous Materials during the Lease Term. However, notwithstanding the foregoing, Tenant shall not be required to indemnify, defend and/or hold Landlord harmless as set forth in this Section 10.2 to the extent resulting from the negligence or willful misconduct of Landlord or its agents, contractors, or employees. 10.3 Indemnification of Tenant: Landlord shall hold harmless, indemnify and defend Tenant and Tenant’s employees and agents, with competent counsel reasonably satisfactory to Tenant, from all liability, penalties, losses, damages, costs, expenses, causes of action and/or judgments for third party

25 claims arising by reason of any death, bodily injury, personal injury or property damage resulting from (a) the negligence or willful misconduct of Landlord, its agents, employees or contractors, and (b) presence of Hazardous Materials in, on or around the Property to the extent the same were not released by Tenant or Tenant’s agents, employees or contractors. However, notwithstanding the foregoing, Landlord shall not be required to indemnify, defend and/or hold Tenant harmless as set forth in this Section 10.3 to the extent resulting from the negligence or willful misconduct of Tenant or its agents, contractors, or employees. 10.4 Indemnities Generally. The terms and provisions of this Article 10 are not intended to and shall not relieve any insurance carrier of its obligations under policies required to be carried by Landlord or Tenant, respectively, pursuant to this Lease, to the extent such policies cover the matter that is the subject of such indemnification obligation. The provisions of this Article 10 shall survive the expiration or sooner termination of this Lease with respect to any claims or liability arising in connection with any event occurring prior to such expiration or termination. 10.5 Waiver of Consequential Damages. In any event, each party’s liability shall be limited to actual damages, and under no circumstances shall either party be liable for any special, consequential, exemplary or punitive damages; provided, however, (a) the foregoing waiver of consequential damages by Tenant shall not apply in connection with the indemnification provisions set forth in Section 10.3 and (b) the foregoing waiver of consequential damages by Landlord shall not apply in connection with the indemnification provisions set forth in Section 10.2, any consequential damages recoverable by Landlord under California Law in accordance with the terms of Section 13.2 of this Lease below, and/or any consequential damages recoverable by Landlord under the express terms of Section 15.2 below. ARTICLE 11 DAMAGE TO LEASED PREMISES 11.1 Landlord’s Duty to Restore: Except as set forth above, if the Leased Premises are damaged by any peril after the Commencement Date of this Lease, Landlord shall restore the Leased Premises unless the Lease is terminated pursuant to this Article. All insurance proceeds available from fire and property damage insurance carried by Landlord pursuant to Article 9 shall be paid to and become the property of Landlord subject to Landlord’s restoration obligations set forth in this Article 11. If this Lease is terminated pursuant to this Article then all insurance proceeds available from insurance carried by Tenant which covers loss to property that is Landlord’s property or would become Landlord’s property on the termination of this Lease shall be paid to and become the property of Landlord, provided that Tenant shall be entitled to retain insurance proceeds applicable to the portion of the Leasehold Improvements paid for Tenant. If this Lease is not so terminated, then upon receipt of the insurance proceeds (if the loss is covered by insurance) and the issuance of all necessary governmental permits, Landlord shall commence and diligently prosecute to completion the restoration of the Leased Premises, to the extent then allowed by Law, to substantially the same condition in which the Leased Premises were immediately prior to such damage. Landlord’s obligation to restore shall be limited to the Leased Premises as they existed as of the Commencement Date, excluding any Leasehold Improvements, Trade Fixtures, and/or personal property constructed or installed by Tenant in the Leased Premises. Tenant shall forthwith perform such improvements in the Leased Premises as are necessary to restore any damage to the Tenant Improvements, provided that Tenant shall not be required to spend more than the insurance proceeds available to Tenant (or that would have been available to Tenant had Tenant maintained the insurance required to be carried by Tenant under Section 9.1 above) in connection with such damage. 11.2 Landlord’s Right to Terminate: Landlord shall have the option to terminate this Lease in the event any of the following events (each, a “Casualty”) occurs, which option may be exercised only by

26 delivery to Tenant of a written notice of election to terminate, not later than sixty (60) days after following such damage: A. The Leased Premises or Building is damaged by any peril either (i) covered by the type of insurance Landlord is required to carry pursuant to Article 9 or (ii) covered by valid and collectible insurance actually carried by Landlord and in force at the time of such damage or destruction, to such an extent that the reasonable time to restore the portion of the Building required to be restored by Landlord is expected to exceed two hundred seventy (270) days from the date of the issuance of all necessary governmental approvals. B. The Leased Premises or the Building is damaged by any peril both (i) not covered by the type of insurance Landlord is required to carry pursuant to Article 9 and (ii) not covered by valid and collectible insurance actually carried by Landlord (provided Landlord has carried insurance at the full replacement costs) and in force at the time of such damage or destruction together with the deductible amounts, unless Tenant elects to pay to Landlord the uninsured amount necessary to fully restore the Leased Premises or Building, in which case the Lease shall not terminate. Such election by Tenant must be made, in writing, within thirty (30) days of notice from Landlord that some or all of the damage is uninsured, and Tenant shall be required to fund the restoration cost for which it is responsible under this paragraph on a pro rata progress payment basis during restoration. C. The Leased Premises are damaged by any peril during the last twelve (12) months of the Lease Term to such an extent that the reasonable time to restore the Leased Premises exceeds one half of the remaining term of this Lease provided, however, that Landlord may not terminate this Lease pursuant to this subparagraph if Tenant, at the time of such damage, has an express written option to further extend the term of this Lease for a period of at least five (5) years and Tenant exercises such option to so further extend the Lease Term within thirty (30) days following the date of such damage. 11.3 Tenant’s Right to Terminate: If the Leased Premises or any portion of the Common Areas reasonably necessary for Tenant’s use of the Leased Premises, or any portion of the Parking Areas such that Tenant does not have access to the number of parking spaces contemplated by this Lease are damaged by any peril and Landlord does not elect to terminate this Lease or is not entitled to terminate this Lease pursuant to this Article, then as soon as reasonably practicable, following Tenant’s written request for the same, Landlord shall furnish Tenant with the reasonable written opinion of Landlord’s architect or construction consultant as to when the restoration work required of Landlord may be completed. Should the Leased Premises (or applicable portion of the Common Areas or Parking Areas) be materially damaged such that the Leased Premises (or applicable portion of the Common Areas or Parking Areas) are reasonably unsuitable for Tenant’s continued use of the same as a result of such damage, Tenant shall have the option to terminate this Lease in the event any of the following occurs, which option may be exercised only by delivery to Landlord of a written notice of election to terminate within thirty (30) days after Tenant receives from Landlord the estimate of the time needed to complete such restoration: A. The Leased Premises (or applicable portion of the Common Areas or Parking Areas) are materially damaged by any peril such that the Leased Premises (or applicable portion of the Common Areas or Parking Areas) are not reasonably suitable for Tenant’s continued use of the same as a result of such damage and, in the reasonable opinion of Landlord’s architect or construction consultant, the restoration of the Leased Premises (or applicable portion of the Common Areas or Parking Areas) cannot be substantially completed within two hundred twenty (220) days after the date of such damage, or B. The Leased Premises (or applicable portion of the Common Areas or Parking Areas) are damaged by any peril within the last twelve (12) months of the Lease Term (as extended by the previous

27 exercise of any option to extend the Lease Term), and, in the reasonable opinion of Landlord’s architect or construction consultant, the reasonable time to restore the Leased Premises exceeds thirty (30) days after the date of such damage. 11.4 Abatement of Rent: In the event of damage to the Leased Premises, Rent shall be abated from the date of such damage during the period of Landlord’s restoration of the Leased Premises based upon the ratio of the square footage of the Leased Premises in proportion to the square footage of the portion of the Leased Premises damaged or destroyed and which are not used by Tenant as a result of such damage or destruction. In the event of damage to the Common Areas or Parking Areas, Rent shall be equitably abated during the period of Landlord’s restoration thereof. Tenant hereby waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code, and the provisions of any similar law, hereinafter enacted. ARTICLE 12 CONDEMNATION 12.1 Permanent Taking of Leased Premises: If all or any part of the Leased Premises, Parking Area, or Common Areas required for Tenant’s access to, use or occupancy of the Leased Premises is permanently taken by means of (a) any taking by the exercise of the power of eminent domain, whether by legal proceedings or otherwise, (b) a voluntary sale or transfer by Landlord to any condemnor under threat of condemnation or while legal proceedings for condemnation are pending, or (c) any taking by inverse condemnation (a “Condemnation”), this Lease shall terminate as to the Leased Premises so taken and the Rent shall be reduced in the same proportion that the square footage of that part of the Leased Premises so taken (less any addition thereto by reason of any reconstruction) bears to the original square footage of the Leased Premises and/or equitably in connection with the loss of use of the Parking Area and/or Common Areas (as applicable). If so much of the Leased Premises or the Property is taken such that the remaining portion of the Leased Premises is not sufficient for Tenant’s intended use, or access to the Leased Premises or Parking Areas is materially adversely affected, then Tenant shall have the right to terminate this Lease. 12.2 Restoration Following the Taking : If any part of the Leased Premises or any Common Area is taken by Condemnation, then Landlord shall use commercially reasonable efforts to make such repairs and alterations that are reasonably necessary to make that which is not taken a complete architectural unit, but Landlord shall not be obligated to (a) spend more than the amount of any condemnation award recovered by Landlord for such restoration to the Leased Premises, or (b) deviate significantly from the work originally required to construct the Leased Premises; provided that if Landlord does not restore the Leased Premises or Common Area, as applicable, to a first-class standard within two hundred seventy (270) days from the date of Condemnation (subject to extension as a result of any delays resulting from Force Majeure Events, not to exceed one (1) year), Tenant shall have the right to terminate this Lease. 12.3 Temporary Taking: If any portion of the Leased Premises (or Common Areas or Parking Area) is temporarily taken by Condemnation for a period which does not extend beyond the natural expiration of the Lease Term, this Lease shall not terminate as to such Leased Premises temporarily taken, but Rent shall be abated for the duration of such Condemnation (i) in the same proportion that the square footage of that part of the Leased Premises so taken bears to the original square footage of the Leased Premises and/or (ii) equitably in connection with the loss of use of the Parking Area and/or Common Areas (as applicable), and Tenant’s Allocated Share shall also be equitably adjusted for the duration of such Condemnation; provided, however, if such taking is to continue for a period of two hundred seventy (270) days or longer, then Tenant shall have the right to terminate this Lease.

28 12.4 Division of Condemnation Award: Any award made to Landlord as a result of any condemnation of the Leased Premises or any Common Area shall belong to and be paid to Landlord, and Tenant shall not have the right to share in such award, provided, however, that Tenant shall be entitled to seek and retain any Condemnation award that is made directly to Tenant provided that such award to Tenant does not reduce the award that Landlord would otherwise have been entitled to in connection with such taking and provided further that Landlord shall be obligated to restore Tenant’s Leasehold Improvements to the extent damaged by or as a result of the Condemnation but only to the extent Landlord receives a condemnation award with respect to Tenant’s Leasehold Improvements. The rights of Landlord and Tenant regarding any Condemnation shall be determined as provided in this Article, and Tenant hereby waives the provisions of Section 1265.130 of the California Code of Civil Procedure allowing either party to petition the Court to terminate this Lease in the event of a taking of the Leased Premises. ARTICLE 13 DEFAULTS AND REMEDIES 13.1 Events of Tenant’s Default: Tenant shall be in default of this Lease (an “Event of Default”), allowing Landlord to pursue any of the remedies set forth below or any other remedies afforded by law or equity, if any of the following events occur: A. Tenant fails to pay any payment obligation (Base Monthly Rent, Additional Rent and/or any other monetary payments due hereunder) when due and such failure continues for more than five (5) days after written notice thereof from Landlord, except that Landlord shall only be required to give two (2) such notices in any calendar year, and after any such second notice is given any failure by Tenant in such calendar year to pay Base Rent, additional rent or any other rent due hereunder when due shall itself constitute an event of default, without the requirement of notice from Landlord of such failure; B. Tenant fails to perform any term, covenant, or condition of this Lease, except those payment obligations referred to in the immediately preceding subparagraph A above and except the obligations set forth in subparagraph G below, and Tenant fails to cure such breach within thirty (30) days after delivery of written notice from Landlord informing Tenant of such breach; provided, however, that if the nature of Tenant’s obligation is such that more than thirty (30) days after such notice is reasonably required for its performance, then Tenant shall not be in breach of this Lease if performance is commenced within such thirty (30) day period following Landlord’s notice and thereafter diligently pursued to completion; C. Tenant makes an assignment, sublease, or other Transfer in violation of Article 14 and fails to revoke or terminate such Transfer within ten (10) days after written notice from Landlord; or D. Tenant makes a general assignment of its assets for the benefit of its creditors; E. There occurs an attachment of execution on, the appointment of a custodian or receiver with respect to, or other judicial seizure of (i) substantially all of Tenant’s assets, (ii) any property of Tenant essential to the conduct of Tenant’s business in the Leased Premises, or (iii) the leasehold created by this Lease, and Tenant fails to obtain a return or release of such property within thirty (30) days thereafter or prior to sale or other disposition, whichever is earlier; or F. A court makes or enters any decree or order with respect to Tenant or Tenant submits to or seeks a decree or order (or a petition or pleading is filed in connection therewith) which: (i) grants or constitutes (or seeks) an order for relief, appointment of a trustee, or confirmation of a reorganization plan under the bankruptcy laws of the United States; (ii) approves as properly filed (or seeks such approval of)

29 a petition seeking liquidation or reorganization under said bankruptcy laws or any other debtor’s relief law or statute of the United States or any state thereof, or (iii) otherwise directs (or seeks) the winding up or liquidation of Tenant; provided, however that if any such petition, decree or order is not voluntarily filed or made by Tenant, that Tenant shall not be in default until such petition, decree or order remains undischarged for a period of thirty (30) days; or G. If Tenant fails to execute and deliver any documents required to be executed and delivered by Tenant under Sections 16.2C and/or 16.5 below within the time periods required therein, Tenant’s failure to execute and deliver such document within five (5) Business Days following written notice from Landlord of such failure. 13.2 Landlord’s Remedies: In the event of any Event of Default by Tenant, beyond any applicable notice and cure period, Landlord shall have the following remedies, in addition to all other rights and remedies provided by any Law or otherwise provided in this Lease, to which Landlord may resort cumulatively, or in the alternative. A. Landlord may keep this Lease in effect and enforce by an action at law or in equity all of its rights and remedies under this Lease, including (i) the right to recover the rent and other sums as they become due by appropriate legal action, (ii) the remedies of injunctive relief and special performance to compel Tenant to perform its obligations under this Lease, and (iii) the right to cause a receiver to be appointed to administer and manage the Leased Premises. It is expressly agreed that the remedies herein include the remedies provided in Civil Code Section 1951.4 or any successor statute, such that Landlord may continue this Lease in effect after Tenant’s breach and abandonment and recover rent as it becomes due, so long as this Lease provides that Tenant may sublet or assign its rights hereunder subject only to reasonable limitations. B. Landlord may make any payment or perform any obligation of Tenant. All sums paid by Landlord and all necessary costs of such performance by Landlord, together with interest on the same at a rate of seven percent (7%) per annum from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant, shall be reimbursed to Landlord on demand by Landlord. Landlord shall have the same rights and remedies in the event of nonpayment of such amounts by Tenant as in the case of failure by Tenant in the payment of rent and the same shall be deemed additional rent hereunder. C. In the event Tenant commits an Event of Default and abandons the Leased Premises, this Lease shall not terminate and Tenant shall continue to be entitled to possession of the Leased Premises, unless Landlord gives Tenant written notice of its election to so terminate this Lease, which Landlord may do at the time of such Event of Default and abandonment or at any time thereafter and which shall cause this Lease to terminate, regardless of whether Landlord has theretofore exercised any other of its remedies. No act by or on behalf of Landlord intended to mitigate the adverse effect of such breach shall constitute a termination of Tenant’s right to possession unless Landlord gives Tenant written notice of termination. Should Landlord not terminate this Lease by giving Tenant written notice, Landlord may enforce all its rights and remedies under this Lease including the right to recover the rent as it becomes due under the Lease as provided in California Civil Code Section 1951.4, or any successor statute. D. Landlord may, at Landlord’s election, terminate this Lease by giving Tenant written notice of termination, in which event this Lease shall terminate on the date set forth for termination in such notice. No act by or on behalf of Landlord intended to mitigate the adverse effect of Tenant’s default shall constitute a termination of the Lease or Tenant’s right to possession unless Landlord gives Tenant written notice of termination. Any such termination shall not relieve Tenant from the payment of any sums then due Landlord or from any claim for damages resulting from Tenant’s default. Following termination of the

30 Lease, and without prejudice to any other remedies Landlord may have, Landlord may then or any time thereafter (i) reenter the Leased Premises upon surrender by Tenant or expel or remove Tenant therefrom together with any other persons occupying it, using such legal proceedings as are then available, (ii) repossess and use the Leased Premises or re-lease it or any part thereof for such term, at such rent, and upon such other terms and conditions as Landlord in its sole discretion may determine, and (iii) remove all property of Tenant therefrom at Tenant’s expense in accordance with Article 15. E. In the event Landlord terminates this Lease, Landlord shall be entitled, at Landlord’s election, to damages in an amount as set forth in California Civil Code Section 1951.2, or any successor statute. For purposes of computing damages pursuant to said Section 1951.2, (i) the Agreed Interest Rate shall be used where permitted, and (ii) rent due under this Lease shall include the Base Monthly Rent and the Additional Rent, determined on a monthly basis where necessary to compute such damages. Such damages shall include without limitation 1. The worth at the time of award of the unpaid rent which had been earned at the time of termination; 2. The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; 3. The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of the award exceeds the amount of such rental loss that could be reasonably avoided (it is agreed that the burden for proving the loss that could have been reasonably avoided shall be determined in accordance with then applicable Laws), computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%); and 4. Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant’s failure to perform Tenant’s obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom, including without limitation, the following: (a) expenses for cleaning, repairing or restoring the Leased Premises; (b) expenses for altering, remodeling or otherwise improving the Leased Premises for the purpose of re-leasing, including installation of leasehold improvements (whether such installation be funded by a reduction of rent, direct payment or allowance to a new tenant, or otherwise), (c) broker’s fees, advertising costs and other expenses of re-leasing the Leased Premises; (d) costs of carrying the Leased Premises, such as taxes, insurance premiums, utilities, and security precautions; (e) expenses in retaking possession of the Leased Premises; and (f) reasonable attorney’s fees and court costs incurred by Landlord in retaking possession of the Leased Premises and in releasing the Leased Premises or otherwise incurred as a result of Tenant’s default. F. Nothing in this paragraph shall limit Landlord’s right to indemnification from Tenant as provided in Article 10. G. Tenant agrees that any notice given by Landlord pursuant to Paragraph 13.1 of this Lease shall satisfy the requirements for notice under California Code of Civil Procedure Section 1161, and Landlord shall not be required to give any additional notice in order to be entitled to commence an unlawful detainer proceeding. 13.3 Landlord’s Default and Tenant’s Remedies: In the event Landlord fails to perform any of its obligations under this Lease and fails to cure such default within fifteen (15) days after written notice from Tenant specifying the nature of such default where such default could reasonably be cured within said

31 fifteen (15) day period, or fails to commence such cure within said fifteen (15) day period and thereafter continuously, with due diligence, prosecute such cure to completion where such default could not reasonably be cured within said fifteen (15) day period, then Tenant shall have the following remedies only: A. Tenant may proceed in law, or in equity, to compel Landlord to perform its obligations and/or to recover Tenant’s actual damages. B. If Tenant provides notice to Landlord of an event or circumstance that requires the action of Landlord with respect to the repairs or maintenance within Landlord’s express obligations pursuant to this Lease, and Landlord fails to provide such action as required by the terms of this Lease within the period set forth above, then Tenant may take the required action if: (i) Tenant delivers to Landlord an additional written notice advising Landlord that Tenant intends to take the required action if Landlord does not begin the required repair or maintenance within fifteen (15) days after the written notice (or such shorter time period as may be commercially reasonable, in the event of an emergency involving imminent peril to person or property); and (ii) Landlord fails to begin the required work within such fifteen (15) day period (or such shorter time period as may be commercially reasonable, in the event of an emergency involving imminent peril to person or property). If such action was required under the terms of this Lease to be taken by Landlord, Tenant shall be entitled to prompt reimbursement by Landlord of Tenant’s reasonable and out of pocket costs and expenses incurred by Tenant in taking such action plus interest from the date such expenditure is incurred to the date of actual payment at the Agreed Interest Rate (collectively, “Tenant’s Self-Help Expenses”). Notwithstanding anything herein to the contrary, if, at any time during the Lease Term, Landlord is required to reimburse Tenant for any Tenant’s Self-Help Expenses, and Landlord fails to pay such sum to Tenant within thirty (30) days after Tenant has delivered to Landlord written request therefor (together with reasonable supporting documentation for such Tenant’s Self-Help Expenses), Tenant may thereafter, without further or additional notice to Landlord, offset the amount of any such Tenant’s Self-Help Expenses against up to fifty percent (50%) of each monthly Rent payment thereafter due and payable by Tenant to Landlord under this Lease until such time as Tenant has recouped all of Tenant’s Self-Help Expenses through such offset rights or by way of Landlord reimbursement. Notwithstanding the introductory paragraph of this Section 13.3, Tenant may exercise its rights in connection with Landlord’s failure to deliver the Leased Premises to Tenant, in the Delivery Condition, by the Anticipated Delivery Date (including Tenant’s right to terminate the Lease) in the manner set forth in Article 2. Except as otherwise expressly set forth in Section 13.3.B, above, or in Exhibit C, Tenant waives the provisions of Sections 1932(1), 1941 and 1942 of the California Civil Code and/or any similar or successor law regarding Tenant’s right to terminate this Lease or to make repairs and deduct the expenses of such repairs from the rent due under the Lease. Tenant hereby waives any right of redemption or relief from forfeiture under the laws of the State of California, or under any other present or future law, including the provisions of Sections 1174 and 1179 of the California Code of Civil Procedure and/or any similar or successor law. 13.4 Waiver: One party’s consent to or approval of any act by the other party requiring the first party’s consent or approval shall not be deemed to waive or render unnecessary the first party’s consent to or approval of any subsequent similar act by the other party. The receipt of acceptance by Landlord of any rent with or without knowledge of the breach of any provision hereof shall not be deemed a waiver of any such breach unless such waiver is in writing and signed by Landlord. No delay or omission in the exercise of any right or remedy accruing to either party upon any breach by the other party under this Lease shall impair such right or remedy or be construed as a waiver of any such breach theretofore or hereafter occurring. The waiver by either party of any breach of any provision of the Lease shall not be deemed to be a waiver of any subsequent breach of the same or of any other provisions herein contained.

32 ARTICLE 14 ASSIGNMENT AND SUBLETTING 14.1 By Tenant: The following provisions shall apply to any assignment, subletting or other transfer by Tenant or any subtenant or assignee or other successor in interest of the original Tenant (collectively referred to in this paragraph as “Tenant”): A. Except as otherwise provided in this Article 14, Tenant shall not do any of the following (collectively referred to herein as “Transfer”), whether voluntarily, involuntarily, or by operation of law, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed: (i) assign or otherwise transfer its interest in this Lease or in the Leased Premises; (ii) sublet all or any part of the Leased Premises or allow it to be sublet, occupied, or used by any person or entity other than Tenant; (iii) transfer any right appurtenant to this Lease or the Leased Premises; (iv) mortgage or encumber the Lease (or otherwise use the Lease as a security device) in any manner; or (v) materially amend or modify a sublease or other transfer that has been previously approved by Landlord in a manner that increases the space that is the subject of the sublease or that extends the sublease term or other transfer or that changes the identity of the subtenant or transferee. Tenant shall reimburse Landlord for all reasonable costs and attorney’s fees actually incurred by Landlord in connection with the processing and/or documentation of any requested Transfer, whether or not Landlord’s consent is granted; provided, however, that such cost and attorneys’ fees shall not exceed $5,000. Any Transfer so approved by Landlord shall not be effective until Tenant has delivered to Landlord an executed counterpart of the document evidencing the Transfer which (i) is in form reasonably approved by Landlord, (ii) is consistent with the terms and conditions as stated in Tenant’s notice given to Landlord pursuant to subparagraph B, below, and (iii) in the event of an assignment, contains the agreement of the proposed Transferee to assume all obligations of Tenant related to the Transfer arising after the effective date of such Transfer and to remain jointly and severally liable therefor with Tenant. Any attempted Transfer without Landlord’s consent shall constitute a breach of this Lease by Tenant and shall be voidable at Landlord’s option. Landlord’s consent to any one Transfer shall not constitute a waiver of the provisions of this paragraph as to any subsequent transfer nor a consent to any subsequent Transfer. No Transfer, even with the consent of Landlord, shall relieve Tenant of its personal and primary obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any person shall not be deemed to be a waiver by Landlord of any provision of this Lease nor to be a consent to any Transfer. B. Tenant shall give Landlord prior written notice of any desired Transfer that requires Landlord’s approval and of the proposed terms of such Transfer including but not limited to (i) the name and legal composition of the proposed Transferee; (ii) in the case of an assignment of the Lease, an audited financial statement, if available, or an unaudited financial statement if an audited statement is not available, of the Transferee (provided that such obligation shall not apply to a Transferee whose stock is traded on a public stock exchange); and (iii) the nature of the proposed Transferee’s business to be carried on in the Leased Premises. Tenant’s notice shall not be deemed to have been served or given until such time as Tenant has provided Landlord with all information required by this subparagraph. C. In the event that Tenant seeks to make any Transfer that requires Landlord’s approval, Landlord shall notify Tenant of Landlord’s approval or disapproval of the Transfer by giving Tenant written notice within eight (8) Business Days after Tenant’s notice of intent to Transfer has been given to Landlord. In the event that Landlord fails to notify Tenant in writing of such approval or disapproval within such period, and in the event Landlord’s failure to respond continues for a period of two (2) Business Days following Landlord’s receipt of a second written notice from Tenant which notifies Landlord of Landlord’s failure to respond and reminds Landlord of the deemed approval provisions of this

33 Section, then Landlord shall be deemed to have approved the Transfer. Without otherwise limiting the criteria upon which Landlord may withhold its consent to any proposed Transfer that is an assignment, Landlord shall have the right to withhold its consent where (i) Transferee’s intended use of the Leased Premises is inconsistent with the Permitted Use; or (ii) Transferee’s financial condition is inadequate to support the obligations of the Transferee under such Transfer. Additionally, in the event of a sublease of more than one floor of the Leased Premises for a sublease term equal to or greater than one-half (1/2) of the then-remaining Lease Term, Landlord may terminate this Lease as to that part of the Leased Premises proposed to be so sublet so that Landlord is thereafter free to lease the portion proposed to be so sublet to whomever it pleases on whatever terms are acceptable to Landlord. In the event Landlord elects to so terminate this Lease as to the portion of the Leased Premises proposed to be so sublet, then this Lease shall terminate as to the portion to be so sublet on the date that the Transfer would have commenced. Upon such partial termination, Tenant shall be released from any further obligation under the Lease with respect to the space proposed to be sublet and the Base Monthly Rent shall be reduced to an amount which bears the same relationship to the original amount thereof as the area of that part of the Leased Premises which remains subject to the Lease bears to the original area of the Leased Premises, and Landlord and Tenant shall execute a commercially reasonable cancellation and release agreement to effect such termination. Notwithstanding the foregoing, within fifteen (15) days of Tenant’s receipt of any notice by Landlord to terminate this Lease as to the portion of the Leased Premises to be sublet, Tenant may withdraw its request for the Transfer by written notice to Landlord and continue in possession of the Leased Premises under the terms of the Lease. If Landlord consents to an assignment the Lease or subleasing of all or a part of the Leased Premises, Tenant may do so, but without being released of its liability for the performance of all of its obligations under the Lease. If Tenant assigns its interest in this Lease, then Tenant shall pay to Landlord fifty percent (50%) of all consideration received by Tenant with respect to the assignment of this Lease over and above the obligations of Tenant under this Lease, after subtraction of the Transfer Costs (as defined below). If Tenant sublets all or part of the Leased Premises, then Tenant shall pay to Landlord fifty percent (50%) of the positive difference, if any, between (i) all rent and other consideration paid by the subtenant to Tenant, less (ii) all rent paid by Tenant to Landlord pursuant to this Lease which is allocable to the area so sublet, after subtraction of the Transfer Costs. Such amount shall be paid to Landlord on the same basis, whether periodic or in lump sum, that such rent and other consideration is paid to Tenant by its subtenant. Tenant's obligations under this subparagraph shall survive any assignment or sublease. Upon Landlord’s written request (to be delivered no more than quarterly), Tenant shall deliver an itemized statement of the method by which the amount to which Landlord is entitled was calculated, certified by Tenant as true and correct. Landlord shall have the right to inspect Tenant’s and the transferee’s books and records relating to the payments due pursuant to this subparagraph upon reasonable advanced written notice and at no cost to Tenant. Following Landlord’s written request therefore, Tenant and the transferee shall deliver to Landlord copies of all bills, invoices, or other documents upon which its calculations are based. As used herein, the term “consideration” shall mean any monetary consideration of any kind received by Tenant for the Transfer (including, without limitation, key money, bonus money, and any payment in excess of fair market value for services rendered by Tenant, but shall not include any payment for the sale of any personal property of Tenant to the Transferee in connection with such Transfer). “Transfer Costs” means (i) the expenses incurred by Tenant for any changes, alterations and improvements to the Leased Premises in connection with the Transfer (including any tenant improvement allowances (provided, however, no such allowances may be converted by the transferee to a rent credit)), (ii) any brokerage commissions in connection with the Transfer, and (iii) reasonable attorneys’ fees, and Landlord’s review fee incurred by Tenant in connection with the Transfer.

34 D. Subject to Section 14.1F below, if Tenant is a corporation or limited liability company, any dissolution, merger, consolidation, or other reorganization of Tenant, or the sale or transfer of stock or membership interest in Tenant that results in greater than fifty percent (50%) of the capital stock or membership interests of Tenant being held by new shareholders or members that are not either existing shareholders or members or affiliated with existing shareholders of members (a “Change of Control”), shall be deemed a voluntary assignment of Tenant’s interest in this Lease, provided, however, that this paragraph shall not apply to a corporation or other entity the capital stock or ownership of which is publicly traded or part of a initial public offering. If Tenant is a partnership, any withdrawal or substitution (whether voluntary, involuntary, or by operation of law and whether occurring at one time or over a period of time) of any partner(s) owning more than fifty percent (50%) of the capital or profits interests of the partnership, or the dissolution of the partnership, shall be deemed a voluntary assignment of Tenant’s interest in this Lease. E. For the purposes of this Lease, sale of Tenant’s capital stock through any public exchange, the issuances for purposes of raising financing shall not be deemed an assignment, subletting or any other Transfer of the Lease or the Leased Premises. F. Notwithstanding any contrary term or provision of this Article 14, (A) a Change of Control, or (B) the assignment, subletting or other transfer by Tenant of all or any portion of this Lease or the Leased Premises to (i) an entity that owns the majority ownership interest in Tenant or a subsidiary the majority ownership interest of which is owned by Tenant, or an entity that is commonly-owned with Tenant, or (ii) any entity which purchases all or substantially all of the assets of Tenant, or (iii) any entity into which Tenant is merged or consolidated (with respect to (A) above, Tenant, and with respect to (B) above, all such persons or entities described in clauses (i), (ii), and (iii), being sometimes herein referred to as a “Permitted Transferee”, and such transactions being referred to as “Permitted Transfer”) shall not be deemed a Transfer under this Section 14 (hence, the aforesaid events shall not be subject to obtaining Landlord’s prior consent, Landlord shall not have any recapture rights in connection with a Permitted Transfer that is a sublease, and Landlord shall not have any right to receive any excess consideration in connection therewith), provided in all instances that: 1. any such Permitted Transfer was not formed as a subterfuge to avoid the obligations of this Section; 2. Tenant give Landlord prior or prompt notice of any such assignment or sublease to a Permitted Transferee (however, if Tenant is prohibited from giving such prior notice as a result of a confidentiality agreement or applicable law, Tenant shall provide such notice promptly after the assignment or sublease); 3. any such assignment or sublease shall be subject to all of the terms and provisions of this Lease, and such assignee or sublessee (i.e. any such Permitted Transferee), other than as a result of a Change of Control or in the case of a Permitted Transfer resulting from a merger or consolidation as described above where Tenant remains the surviving entity thereafter, shall assume, in a written document reasonably satisfactory to Landlord and delivered to Landlord, all the obligations of Tenant under this Lease arising after the date of the Transfer; 4. in the event of a merger or acquisition, the Permitted Transferee shall have a net worth which is at least equal to the Tenant’s net worth immediately prior to the transfer; and 5. Tenant shall remain fully liable for all obligations to be performed by Tenant under this Lease.

35 14.2 By Landlord: Landlord and its successors in interest shall have the right to transfer their interest in the Leased Premises and the Property at any time and to any person or entity. In the event of any such transfer, the Landlord originally named herein (and in the case of any subsequent transfer, the transferor) from the date of such transfer shall be automatically relieved, without any further act by any other person or entity, of all liability for the performance of the obligations of the Landlord hereunder which may accrue after the date of such transfer (but shall not be relieved of any obligations occurring during its period of ownership of the Property), conditioned upon (a) the assumption in writing by the transferee of all such obligations of Landlord, (b) Tenant’s receipt from Landlord written notification of the transfer and (c) any funds held by the transferor in which Tenant has an interest (including, without limitation, the security deposit) shall have been delivered to the transferee. As used herein, the term “Landlord” shall mean the Landlord originally named herein but following any transfer of its interest in the Leased Premises and the Property (and provided the conditions in this Section 14.2 have been satisfied), the term “Landlord” shall thereafter mean the transferee of such interest. ARTICLE 15 TERMINATION 15.1 Surrender of the Leased Premises: Immediately prior to the expiration or upon the earlier termination of this Lease, Tenant shall remove all Tenant’s Trade Fixtures and other personal property, repair all damage caused by the installation and removal of such property, and vacate and surrender the Leased Premises to Landlord immediately upon expiration or the earlier termination in the condition that Tenant is required to maintain the Leased Premises under this Lease and in substantially the same condition as existed upon the completion of the initial Tenant Improvements and Tenant Improvements, reasonable wear tear excepted (however, reasonable wear tear excepted shall not include wear and tear that would have been avoided by reasonably appropriate maintenance practices). Subject to the terms of Section 5.2 above, if Landlord so requests, either before or after the expiration or earlier termination of this Lease, Tenant shall prior to the expiration or earlier termination of this Lease, or within thirty (30) days of Landlord’s request, whichever is later: (a) remove any Leasehold Improvements designated by Landlord (other than the initial Tenant Improvements and/or any Cosmetic Improvements), (b) repair all damage caused by such removal, and (c) restore the Leased Premises to the condition existing prior to the time such removed Leasehold Improvements were initially installed, reasonable wear and tear excepted. Landlord may hire independent contractors to inspect any systems for which Tenant was responsible for the purpose of determining whether they have been properly maintained by Tenant, and Tenant shall pay the reasonable cost thereof within thirty (30) days after receipt of a statement therefor from Landlord if it is determined that Tenant failed to maintain the Leased Premises as required by this Lease. If the Leased Premises are not so surrendered at the expiration or earlier termination of this Lease, Tenant shall be liable to Landlord for all reasonable out- of-pocket costs incurred by Landlord in returning the Leased Premises to the required condition, plus interest on all costs incurred at the Agreed Interest Rate. Any personal property of Tenant or any other person left on the Leased Premises after Tenant has abandoned, vacated, or surrendered the Leased Premises shall be deemed to be abandoned and Landlord may dispose of such property in accordance with the provisions of California Civil Code Sections 1980 et seq., or any successor statute. 15.2 Holding Over: This Lease shall terminate without further notice at the expiration of the Lease Term. Any holding over by Tenant after expiration of the Lease Term without Landlord’s written consent shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the Leased Premises. Any holding over after such expiration with the consent of Landlord shall be construed to be a tenancy from month to month on the same terms and conditions herein specified except as expressly agreed to the contrary by Landlord and Tenant in writing. In any event, with respect to any holding over after such expiration, with or without Landlord’s consent, the Base Monthly Rent shall be increased to one hundred

36 twenty five percent (125%) of the Base Monthly Rent last in effect (unless otherwise expressly agreed in writing between Landlord and Tenant) for the first two (2) months of any such holding over and shall thereafter be increased to an amount equal to one hundred twenty fifty percent (150%) of the Base Monthly Rent last in effect (unless otherwise expressly agreed in writing between Landlord and Tenant). In the event of any holding over by Tenant after the expiration of the Lease Term which exceeds sixty (60) days and is without Landlord’s written consent, Tenant shall indemnify Landlord against loss or liability resulting from any such holding beyond the expiration of such sixty (60) day period, including, without limitation, any claims made by any succeeding tenant or losses to Landlord due to lost opportunities to lease to succeeding tenants; provided, however, Landlord has notified Tenant prior to the date that is sixty (60) days following the commencement of any such holdover that a potential claim against Landlord may exist should Tenant continue to holdover beyond the expiration of the first sixty (60) days of such holdover. ARTICLE 16 GENERAL PROVISIONS 16.1 Landlord’s Right to Enter: Landlord and its agents may enter the Leased Premises at any reasonable time (upon reasonable prior written notice to Tenant (which may be given via email at the address set forth in the Basic Lease Information Summary (or to such other email recipient as Tenant has notified Landlord of in writing)), which notice shall be no less than one (1) Business Days’ notice, except in the case of emergency as provided below) for the purpose of (a) inspecting the same, (b) posting notices of non-responsibility, (c) supplying any service to be provided by Landlord to Tenant, if applicable, (d) showing the Leased Premises to prospective purchasers, mortgagees or, during the last nine (9) months of the Lease Term, tenants, (e) making necessary alterations, additions or repairs, if applicable, (f) performing Tenant’s obligations when Tenant has failed to do so, and/or (g) attending to an emergency. In the case of an emergency that threatens imminent risk of property damage or personal injury in which Landlord is unable to contact Tenant, Landlord may enter the Leased Premises by means of a master key, and Landlord shall have the right to use any means Landlord may deem necessary to enter the Leased Premises. Notwithstanding the foregoing, prior notice shall not be required for any such entry by Landlord in the event of an emergency (a) where immediate repairs are required to preserve any portion of the Leased Premises or Property, (b) to continue essential services to the Property, or (c) to avoid danger to life or property. Landlord shall use commercially reasonable efforts to minimize interference with the conduct of Tenant’s business in connection with such entries into the Premises. All information of Tenant revealed by such entry shall be kept strictly confidential, and at Tenant’s request, the party entering the Leased Premises shall sign a commercially reasonably form of confidentiality agreement reflecting such confidentiality. 16.2 Subordination: The following provisions shall govern the relationship of this Lease to any underlying lease, mortgage or deed of trust which now or hereafter affects the Property, and any renewal, modification, consolidation, replacement, or extension thereof (a “Security Instrument”). A. This Lease is subject and subordinate to all Security Instruments existing as of the date of this Lease or created after the date of this Lease, provided that the subordination of this Lease to any Security Instrument shall be conditioned upon the delivery to Tenant of an SNDA from the holder of such Security Instrument. However, if any Lender so elects at any time, this Lease shall become prior and superior to any such Security Instrument. B. Concurrent with the execution hereof, Landlord shall deliver to Tenant, at Landlord’s sole cost and expense, a subordination, non-disturbance and attornment agreement in the form attached hereto as Exhibit H (“SNDA”) executed by Landlord and any existing holder of a Security Instrument as of the date of this Lease; provided, however, it is agreed that such initial delivery of the SNDA may be

37 accomplished by delivery of a PDF version of a signed SNDA without notarization of signatures, provided that Landlord delivers to Tenant original notarized signatures from Landlord and any existing holder of a Security Instrument as of the date of this Lease within thirty (30) days following the date of this Lease. Within ten (10) Business Days of a written request from Landlord for the same, Tenant shall execute an SNDA in such commercially reasonable form as may be requested by any future holder of a Security Instrument, provided that such form is not materially less favorable to Tenant than the form attached hereto as Exhibit H. Upon execution of the SNDA by Tenant, Landlord shall promptly record the SNDA in the Public Records of the County of San Mateo, California, at Landlord’s sole cost and expense 16.3 [Intentionally Omitted] 16.4 Mortgagee Protection: In the event of any default on the part of Landlord, the cure rights of any holder of a Security Instrument shall be as set forth in the then-effective SNDA. 16.5 Estoppel Certificates and Financial Statements: Each party agrees, following any request by the other party not more often than twice during any calendar year (except in connection with a prospective sale or financing), to execute and deliver to the requesting party within ten (10) Business Days after written request an estoppel certificate upon which the requesting party and others it reasonably designates may rely (a) certifying that this Lease is unmodified and in full force and effect, or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect, (b) stating the date to which the rent and other charges have been paid, including any rents or charges that have been paid in advance, (c) acknowledging that there are not, to the requested party’s knowledge, any uncured defaults on the part of the requesting party hereunder, or if there are uncured defaults on the part of the requesting party, stating the nature of such uncured defaults and (d) certifying such other information about this Lease as may be reasonably requested by the requesting party. In the event that such other party fails to execute and deliver any such estoppel certificate within such ten (10)-Business Day period, provided that the requesting party has delivered written notice to the other party, specifying such other party's failure to execute and deliver such estoppel certificate during such ten (10)-business day period, and such other party has not cured such failure within ten (10) Business Days following the date of delivery of such notice, such other party's failure to execute any such estoppel certificate shall be a conclusive admission by Tenant or Landlord, as the case may be, that all matters so requested by the other party are true and accurate. At any time during the Lease Term (but no more frequently than once per calendar year (except in connection with a prospective sale or financing of the Property by Landlord, in which case twice per calendar year)) and only following the parties’ execution of a commercially reasonable non-disclosure agreement). Tenant shall, upon ten (10) Business Days’ prior written notice from Landlord, provide Tenant's most recent financial statement and financial statements covering the twenty-four (24) months prior to the date of such most recent financial statement to Landlord (except to the extent financial statements for such period have already been provided to Landlord in connection with any prior year’s request) and any existing lender or to any potential lender or buyer of the Property, subject to customary confidentiality agreements reasonably satisfactory to Tenant. Such statements shall be prepared in accordance with Tenant’s standard accounting practices consistently applied, and shall be audited by an independent certified public accountant but only in the event such audited financials have already been prepared at the time of the request. 16.6 Notices: Any notice required or desired to be given regarding this Lease shall be in writing, shall be addressed to the party to be served at its address(es) set forth in the Basic Lease Information Summary, and may be personally served, or in lieu of personal service, may be given by certified mail return receipt requested, or via overnight courier that guarantees next day delivery. If given by certified mail, such notice shall be deemed to have been given on the date of receipt as evidenced by the receipt. If

38 given by overnight courier that guarantees next day delivery, such notice shall be deemed given one (1) business day after being deposited with such overnight courier will all expenses for such delivery paid. In all other cases, notices shall be deemed delivered when actually received. Concurrent with delivery of any notice hereunder as set forth herein, the party delivering said notice will deliver to the other party a courtesy copy via email at the address set forth in the Basic Lease Information Summary. Either party may change its notice address by giving written notice to the other party of same in accordance with this paragraph. The attorney for any party may give any such notice on behalf of a party. 16.7 Attorneys’ Fees: In the event either party shall bring any action or legal proceeding, or otherwise incur any legal fees, in connection with an alleged breach of any provision of this Lease, to recover rent, to terminate this Lease or to otherwise enforce, protect or establish any term or covenant of this Lease or right of either party, the prevailing or party not in violation of this Lease shall be entitled to recover, reasonable attorneys’ fees and court costs from the other. 16.8 Entity Authority: If a party to this Lease is a corporation, a partnership, limited liability company or other entity (a) such party represents and warrants that each individual executing this Lease on behalf of said entity is duly authorized to execute and deliver this Lease on behalf of said entity in accordance with the organizational documents of said entity and that this Lease is binding upon said entity in accordance with its terms. 16.9 Additional Definitions: Any term that is given a special meaning by any provision in this Lease shall have such meaning when used in this Lease or any addendum or amendment hereto. As used herein, the following terms shall have the following meanings: A. Agreed Interest Rate: The term “Agreed Interest Rate” shall mean an interest rate equal to the lesser of seven percent (7%) or the maximum applicable rate permitted by Law. B. Effective Date: The term “Effective Date” shall mean the reference date of this Lease appearing above. C. Laws: The term “Law” or “Laws” shall mean all laws, rules, regulations, ordinances, directives, covenants, easements, and permits to the extent relating to the Property (including but not limited to matters pertaining to (a) industrial hygiene, (b) environmental conditions on, in, under, or about the Property, including soil and groundwater conditions, and (c) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Materials), now in effect or which may hereafter come into effect. For avoidance of doubt, the terms “Laws” includes, without limitation, the Americans With Disabilities Act (“ADA”), Title 24, City Ordinances and all other Federal, State, and Local laws. D. Leasehold Improvements: The term “Leasehold Improvements” shall mean all improvements, additions, alterations, and fixtures installed in the Leased Premises by Tenant or at its expense which are not Trade Fixtures. E. Business Days: The term “Business Days” shall mean all days other than weekends and days in which banks are closed in the State of California. F. Trade Fixtures: The term “Trade Fixtures” shall mean anything affixed to the Leased Premises by Tenant at its expense for purposes of trade, manufacture, or ornament (except where Tenant replaced similar work or material originally installed by Landlord) that is specifically unique to Tenant’s business as opposed to being useful to tenants of the Leased Premises generally, which can be

39 removed without injury to the Leased Premises (or removal causes injury and Tenant repairs the injury) unless such thing has, by the manner in which it is affixed, become an integral part of the Leased Premises, provided, however, that all of Tenant’s signs shall be Trade Fixtures regardless of how affixed to the Leased Premises. 16.10 Miscellaneous: Should any provision of this Lease prove to be invalid or illegal, such invalidity shall in no way affect, impair or invalidate any other provision hereof, and such remaining provisions shall remain in full force and effect. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor. Any executed copy of this Lease shall be deemed an original for all purposes. This Lease shall, subject to the provisions regarding assignment, apply to and bind the respective heirs, successors, executors, administrators and assigns of Landlord and Tenant. This Lease shall be construed and enforced in accordance with the laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant, regardless of which party caused the same to be prepared. The captions used in this Lease are for convenience only and shall not be considered in the construction or interpretation of any provision hereof. Where any party is obligated not to perform any act, such party is also obligated to restrain any others within its control from performing such act, including agents, invitees, contractors, subcontractors, and employees. Landlord shall not become or be deemed a partner or a joint venturer of Tenant by reason of this Lease. This Lease may be executed in counterparts and faxes, emailed and/or other electronic signatures (e.g., Docusign signatures) shall be deemed originals for all purposes. This Lease shall be interpreted neutrally regardless of which party was responsible for drafting the same. 16.11 Limitation on Tenant’s Recourse: Without limiting anything to the contrary set forth in this Lease Agreement (including, without limitation, the provisions of Section 13.3 above), Tenant agrees to look solely to Landlord’s interest in the Property (and any rent, income, awards or proceeds thereof) in connection with any liability in connection with a default by Landlord under the terms of this Lease and that Tenant shall not have recourse against any other assets of Landlord whatsoever. In no event shall any director, officer, employee, shareholder, managing member, member, manager, general partner, limited partner, principal or other agent of Landlord or Tenant have any personal liability for any obligations or liabilities of such party under this Lease Agreement or for any claim based on, in respect of, or by reason of, the obligations of such party under this Lease Agreement, and each party hereby expressly waives and releases all such parties from any personal liability. In any event, each party’s liability shall be limited to actual damages, and under no circumstances shall either party be liable for any special, consequential, exemplary or punitive damages; provided, however, the foregoing waiver of consequential damages by Landlord and Tenant shall not apply in connection with the indemnification provisions set forth in Sections 10.2, 10.3 and/or 15.2 above and/or any consequential damages recoverable by Landlord or Tenant under California Law in accordance with the terms of Section 13.2 of this Lease above. 16.12 Entire Agreement: The Lease and all exhibits and addenda attached hereto (and by this reference incorporated herein), are the entire agreement between the parties, and there are no binding agreements or representations between the parties except as expressed herein. Tenant acknowledges that except as otherwise provided in this Lease, neither Landlord nor Landlord’s agent(s) has made any representation or warranty as to (a) whether the Leased Premises may be used for the Permitted Use under existing Law or (b) the suitability of the Leased Premises or the Common Area for the conduct of Tenant's business. There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease. There are no representations between Landlord and Tenant other than those

40 contained in this Lease, and all reliance with respect to any representations is upon the representations contained herein. No subsequent change or addition to this Lease shall be binding unless in writing and signed by the parties hereto. 16.13 Waiver of Jury Trial: Landlord and Tenant hereby waive the right to have any dispute relating to this Agreement or, in any way relating to Tenant’s occupancy of the Leased Premises, tried before a jury. 16.14 Brokers: Except for the Brokers referenced in the Basic Lease Information Summary, each party represents that no other broker has represented such party with respect to this Lease transaction. In the event that any broker, other than the Brokers, if applicable, claims to have taken part in any dealings, negotiations, or consultations with respect to the Leased Premises or this transaction, then the party having failed to disclose such contact will be responsible for and will defend, indemnify, and save harmless the other party from and against all reasonable costs, fees (including reasonable attorneys’ fees), expenses, liabilities, and claims incurred or suffered by such party as a result thereof. The provisions of this Section shall survive the termination of this Lease. 16.15 California Disability Compliance: Pursuant to California Civil Code § 1938, Landlord hereby states that the Leased Premises have not undergone inspection by a Certified Access Specialist (“CASp”) (defined in California Civil Code § 55.52). Landlord hereby discloses pursuant to California Civil Code Section 1938 as follows: “A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.” Landlord and Tenant hereby acknowledge and agree that in the event that Tenant elects to perform a CASp inspection of the Leased Premises hereunder, such CASp inspection shall be performed at Tenant’s sole cost and expense. In the event any repairs, upgrades, alterations and/or modifications to the Leased Premises are necessary to correct any such violations of construction-related accessibility standards identified by such CASp inspection as required by applicable Law, the terms of Section 4.2 of this Lease shall govern the parties’ respective responsibility for correction of the same. In the event of any conflict between the terms and provisions of this Section and the remaining terms and provisions of this Lease, the remaining terms and provisions of this Lease shall control. 16.16 Rooftop and Riser Rights. For no additional cost, but subject to Landlord’s prior written approval as to the plans and specifications for the same (which approval shall not be unreasonably withheld, conditioned or delayed), Tenant may install, at Tenant’s sole cost and expense, one or more communications dishes, antenna or comparable communications equipment, or supplemental HVAC units upon the roof of the Building, and use the Building telecommunications rooms, risers, shafts and other pathways to install required conduit, connections and ducting to serve the Leased Premises, including from the roof for connection of Tenant’s rooftop equipment to the Leased Premises (all such equipment, installations and connections, collectively, the “Rooftop Related Equipment“). Landlord may require Tenant to install reasonable screening around the Rooftop Related Equipment installed on the roof of the Building, at Tenant’s sole cost and expense. Tenant shall be responsible, at Tenant’s sole cost and expense, for (i) obtaining all permits or other governmental approvals required in connection with the Rooftop Related Equipment, and (ii) installing, repairing and maintaining and causing the Rooftop Related Equipment to

41 comply with all applicable Laws. The Rooftop Related Equipment shall remain the property of Tenant and Tenant shall remove the Rooftop Related Equipment upon the expiration or earlier termination of the Lease, and Tenant shall restore the roof and any other portion of the Building affected by the Rooftop Related Equipment to its condition prior to installation, excepting ordinary wear and tear. Tenant may not assign, lease, rent, sublet or otherwise transfer any of its interest in the Rooftop Related Equipment except in connection with a Transfer or Permitted Transfer that is an assignment pursuant to the provisions of Section 14.1 above. 16.17 Force Majeure: If either party is delayed, hindered or prevented from the performance of an obligation because of a Force Majeure Event the performance shall be excused for the period of delay. As used herein, the term “Force Majeure Event” shall mean an actual delay in the performance of any obligation under this Lease resulting from industry-wide strikes, lockouts, labor troubles, fire, wind, damage or destruction to the Building, explosion, casualty, flood, hurricane, tornado, acts of God, sabotage, war, invasion, civil unrest, earthquakes, or actual, industry-wide delay affecting all similar works of construction in the vicinity of the Building, power failure, riots, insurrection, or pandemic); provided, however, that (x) no such delay shall constitute a “Force Majeure Event” unless the party so affected thereby uses reasonable efforts to mitigate such delay and (y) “Force Majeure Event” shall not include any inability or delay resulting from insufficient funds or any delay due to the failure to receive any governmental approvals or permits or governmental entitlements. If Landlord contends that a Force Majeure Event has occurred, then Landlord shall notify Tenant (a “Force Majeure Notice”). If Tenant contends that a Force Majeure Event has occurred, then Tenant shall give Landlord a Force Majeure Notice. Force Majeure Notice shall identify (a) the action, inaction or circumstance which constitutes such Force Majeure Event, (b) the Lease obligation which the notifying party is unable to timely perform as a result of such Force Majeure Event (which shall include a stipulation of the original deadline for such performance), (c) the date upon which the noticing party contends such Force Majeure Event commenced, along with reasonable evidence thereof, (d) the date upon which such Force Majeure is anticipated to end if and to the extent the sending party is reasonably able to make such determination, and (e) a description of all steps that the notifying party is taking or intends to take to mitigate the effects and reduce the duration of such Force Majeure Event. Notwithstanding the foregoing, no party shall be excused from the prompt payment of Rent, Additional Rent or any other payments required under the terms of this Lease as a result of a Force Majeure Event. 16.18 Confidentiality: Landlord and Tenant acknowledge that the content of this Lease and any related documents are confidential information. Each party shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than (i) to such party’s financial, legal, accounting and space planning consultants, and each such party shall be required to keep the information confidential, (ii) to any proposed Transferees, (iii) to such party’s current or prospective purchasers, investors, shareholders or lenders, and each such party shall be required to keep the information confidential, (iv) to a court of competent jurisdiction, arbitrator or mediator in connection with a dispute between Landlord and Tenant, (v) as otherwise required by law, or (vi) disclosures that are reasonably necessary to comply with the rules of the Securities and Exchange Commission or any stock exchange. If any applicable law or court require Landlord or Tenant to file a copy of this Lease or a portion hereof in a manner that provides the general public with access thereto, then such party shall provide the other party with prior written notice thereof and shall file a copy hereof that is redacted to remove the material economic terms hereof to the extent permitted by law. 16.19 Recording: Neither Landlord nor Tenant shall record this Lease. Tenant shall have the right to record, at Tenant’s cost, a memorandum of this Lease in a form reasonably approved by Landlord, which the Landlord shall execute, acknowledge and deliver to Tenant within ten (10) Business Days following Tenant’s request therefor.

42 IN WITNESS WHEREOF, Landlord and Tenant hereafter execute this Lease as a binding agreement between them, as of the Effective Date. [SIGNATURES APPEAR ON FOLLOWING PAGE]

43 LANDLORD 855 Main Street RWC, LLC, a California limited liability company By: /s/ Mark C. Johnson Name: Mark C. Johnson Its: Managing Member Dated: 8/12/2021 TENANT DELPHIX CORP., a Delaware corporation By: /s/ Stewart Grierson Name: Its: Dated: Exhibits and Addenda: Exhibit A: Depiction of Property Exhibit B: Depiction of Leased Premises Exhibit C: Tenant Improvements Exhibit D: Rules and Regulations Exhibit E: Parking Covenant Exhibit F: Depiction of Parking Areas Exhibit G: Depiction and Location of Exterior Building Signage Exhibit H: Subordination, Nondisturbance and Attornment Agreement Addendum 1: Commencement Date Certificate Addendum 2: Option to Extend DocuSign Envelope ID: 33F5F941-B281-4BDC-8664-4D619938FA09 CFO Stewart Grierson 8/12/2021

A-1 EXHIBIT A [PAGE 1] PROPERTY DEPICTION This exhibit, entitled “Property Depiction”, is and shall constitute Exhibit A to that certain Lease Agreement dated August 12, 2021 (the “Lease”), by and between 855 Main Street RWC, LLC, a California limited liability company (“Landlord”) and DELPHIX CORP., a Delaware corporation (“Tenant”) for the leasing of the Leased Premises which are part of the property commonly referred to as 855 Main Street, Redwood City, California 94063. The portion of the Property that consists of land is depicted as follows:

Exhibit A [PAGE 2] VOL. 84 IRON MONUMENT NO _TAG IN MONUMENT WELL PER [5][4] 5.335.224) FITS SPLIT CURBS: ON MANN ST ‘SET NAIL_AND BRASS TAG PLS 9387 ON PROPERTY LUNE EXTENSION FOUND NAIL 4 HW) 3 2 2 mc (v3 ) N (e T £S. £2 ' \ | i} \ 1 1 \ MAP REFERENCES fi] 1M 79, TOWN OF MEZESVILLE [2] 2M 79, SWEENEY'S ADDITION TO REDWOOD CITY [3] 8 LS 38-41, RECORD OF SURVEY [4] 25 LLS 83, RECORD OF SURVEY PER [4] (NO REFERENCE FOUND FOR ORIGINATION OF TAG) LANDS OF FELLOWS HALL ASSN OF R C APN: 053-233-130 (366 OR 449) N86'27°06"E 130.14" 230.14'(CALC PER PRIVATE INGRESS AND EGRESS EASEMENT EXTINGUISHED PER SOMMON OWNERSHIP or (OR 322 AND 847 OR 24). (coR OF LOT 21 70 FOUND NAL & TAG) & TAG LS 5615 APN: 053- (2007148694) FOUND NAIL é& TAG LS 5615 PER [4] (NO REFERENCE FOUND FOR ORIGINATION OF TAG) DEED REFERENCES [5] 2012-148562 [6) 2015-048426 Zi 2018-072546 _ na6:29'06"E 300.35 '(NB6'30'00°E SEARCHED NOT FOUND, 60D SPIKE AND WASHER TAGGED 157701 PER [4] LANDS OF PENG SOLON CHIH LIANG |- 233-220 ne _ 300,36 1413005115) _ a BROADWAY (85° RW13]) LANDS OF ODD FELLOWS HALL ASSN OF RC APN: 053-233-050 (366 OR 449) 4) | NI TE INGRESS AND EGRESS /A\ x fy EASEMENT EXTINGUISHED PER | Pi vcs OnEL) | COMMON OWNERSHIP (842 OR 203). 8a s i Lor 28, 855 “ta Street (MERGED PARCEL) / or, AS (MOTH VARIES) (MAN ST. LOTS) LLC 28,126t SQ. LANDS OF BLoCK i 24 et \ a "9 ' 2M 712] 1M Told (ON 2018- 072546) op une rer | lee 855 MAIN STREET sie 8 > $05%23'53°E (DN 2015-048426) ft2] ae - , ~ = 8a a APN: 053-233-120 ct ag (DN 2018-072546) 8 q Ry > Be — “= = ; \3 (DN 2012-0148562) sale roto —_ APN: 053-233-060 Lor 20, SS gz ma — ss Block 7 2c 3 sagszoW 180.22" "38 2m 702) a 3! - _ LUNE 10 BE \es PARCEL. ONE \ & 1N86:20'31"E 0.50" LANDS OF REMOVED ies Bo 22 855 MAIN STREET RWC, LLC id vs 10 8 Nos4s 3y_-| Eu silo L ‘DN 2018-072546) LINE = ze = wu Pars) ow 2018-048. met REMOVED (SIDE WALK EASEMENT) 2 1 DETAIL. 3 > mace op 172" 053-233-110 14 m \ NTS sz PB seossor'w _ 100.0014) 4a 1 \ a 7 ze LANDS OF 4 ' 4 Seess0rMA] 150.14 ee 855 MAIN STREET Lor g | a hase . Block 7 & SIDEWALK EASEMENT ém LANDS OF a= (ON 2012-0148562) 2M79123 = 1424 S.F. (WIDTH | m | ne Re 00 APN: 053-233-070 HES) SET NAIL_AND BRASS TAG 4 ae 30" \ iNT LINE {= asses \ PLS 9387 ON PROPERTY (2002-259625) gs PARCEL TWO 86°52 02% we NAL AND a —— OLD UNE PER [1][2] {LINE EXTENSION NOT A PART OF THIS SURVEY 5 3 25 US 83 N03'27'58'W: WASHER 137701 L — , an20! 33. SS (AWN ST. Lots) (was's6'o7"e 135 vata), g6'32'017E_ 87.70 _. 4M ott Ngers2'27"e _135.55'(TIE) NaeSeOTE _ 100.00 = 8052758 3.33" T ; LEGI FOUND NAIL é& TAG NBGISOSE 6.30! | SEE DEALS’ FOR CLARITY 1. DISTANCES SHOWN ARE IN FEET AND DECIMALS THEREOF. LS 7701 PER [4] SOS23'53"E 5.11 1 Na6'20'31"E 0.50’ H 2. THE PURPOSE OF THIS MAP IS TO MERGE THE PROPERTY PRIVATE UTILITY AND (SIDE WALK EASEMENT) 1 DESCRIBED IN 2012-048562 AND 2015-048426 INTO ONE MoCESS EASEMENT 1 SIE CECA BARCEL S268 SF \ P | ww 4 \ { PARCEL MAP 2018-003 { LANDS OF | BASIS OF BEARINGS CSW |ST2 ‘BEARINGS iF IR THIS MAP IS CALCULATED BEARING ND DISTANGE AT THE CENTERLINE. OF WALNUT. STREET BEING ° CERTAN RECORD. OF LAND SURVEYS. PAGE B5. ‘SAN MATEO. COUNTY RECORDS. ‘ RON. MONUMENT g NO TAG i & MONUMENT WELL SPER Bt my SI 3 Ng627°06"E 1.37(SIDEWALK\ \ — ~" EASEMENT) 4 7 ra) ' MAG NAIL AND --- WASHER L57701 : PER [4] PG. 55 REFERENCE MAP OR DEED PER [4] FOUND MONUMENT. AS NOTED SET MONUMENT AS NOTED 855 MAIN STREET RWC, LLC a BEING A MERGER OF LOTS 28 AND 29 OF 1 CSW/Stuber-St M 79, TOWN OF MEZESVILLE AND LOTS 19, 20 ring Group, In AND 21 OF 2 M 79, SH WEENYS ADDITION TO iit Mapping | Lang Planning | Construction Management SAN MATEO. COUNTY FecoRDS 45 Leveroni Court 415,883,9850 _-REDWOOD CITY, SAN MATEO COUNTY, STATE OF CALIFORNIA Novato, CA 94949 415,883,9835 SEPTEMBER, 2018 ozs PROVECT# 5141701 SHEET 2 OF 2 886\3784508.8 A-2 xhibit E ]

B-1 886\3784508.8 EXHIBIT B LEASED PREMISES DEPICTION This exhibit, entitled “Leased Premises Description”, is and shall constitute Exhibit B to that certain Lease Agreement dated August 12, 2021 (the “Lease”), by and between 855 Main Street RWC, LLC, a California limited liability company (“Landlord”) and DELPHIX CORP., a Delaware corporation (“Tenant”) for the leasing of the Leased Premises which are part of the property commonly referred to as 855 Main Street, Redwood City, California 94063. The Leased Premises consist of the rentable square footage of space specified in the Basic Lease Information Summary and has the address specified in the Basic Lease Information Summary, and is depicted below: [ATTACHED]

Exhibit B [Page 1] Re o1ne te ALE SOUURT ced wh Rese Final Composite Grawing AS LLE Re SM Taye Peri Jenee | P+ bisee Spietnn Done 886\3784508.8 A-2 kh omcmtens sd ae -2 \ xhibit ge ] [INTENTIONALLY OMITTED]

886\3784508.8 Exhibit B [Page 2] 119.21 | 655 Main vacant ARSMOL Fra Tae 2 Stevenson | CANA Ths of a) LESS Systems | A-3 - \ xhibit ge ] [INTENTIONALLY OMITTED]

C-2-1 EXHIBIT C TENANT IMPROVEMENTS This exhibit (“Exhibit”), entitled “Tenant Improvements”, is and shall constitute Exhibit C to that certain Lease Agreement dated August 12, 2021 (the “Lease”), by and between 855 Main Street RWC, LLC, a California limited liability company (“Landlord”) and DELPHIX CORP., a Delaware corporation (“Tenant”) for the leasing of the Leased Premises which are part of the property commonly referred to as 855 Main Street, Redwood City, California 94063. The terms, conditions and provisions of this Exhibit C are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease. 1. Tenant Improvements. Subject to the conditions set forth below, Landlord agrees to construct and install the Tenant Improvements at the Property at Landlord’s sole cost and expense in a good and workman like manner and otherwise pursuant to the terms of this Exhibit. 2. Definition. “Tenant Improvements” as used in this Lease shall mean the construction of the improvements set forth on the plans and specifications prepared by DES and dated 07/07/2021 (the “Tenant Improvement Plans”), including all items and specifications set forth on Schedule 1 attached hereto (“Tenant Improvement Requirements”). In the event of a conflict between the Tenant Improvement Plans and the Tenant Improvement Requirements, the Tenant Improvement Requirements shall control. (a) Landlord and Tenant agree that Schedule 1 represents the approved budget for the Tenant Improvements based upon the current DD drawings and Principal Builder’s estimate dated 8/5/21. The total costs applied to the Tenant Improvement Allowance per Schedule 1 is $3,332,255. This amount includes hard costs, soft costs, architectural, MEP, security design and the allowances identified on Schedule 1. It is understood and agreed that the Landlord has the prerogative to select the contractor to perform the work and pay solely for any delta between the Schedule 1 budget and the selected contractor’s budget. (b) Landlord and Tenant agree that the Schedule 1 amounts may change as the scope and specifications become more defined and allowance amounts determined as well as additional change orders are approved. Landlord and Tenant agree that they will agree upon and approve of an updated and final Schedule 1 at the issuance of the building permit that will reflect the actual costs budgeted and applied to the Tenant Improvement Allowance. 3. Delivery Date. Landlord shall not be deemed to have delivered possession of the Leased Premises to Tenant until all of the following have been completed (“Delivery Condition”): (a) The Tenant Improvements are sufficiently complete such that Tenant may occupy the Leased Premises for the conduct of Tenant’s business without material interference from Landlord and/or Landlord’s contractors and Landlord has received all occupancy permits from the appropriate governmental agencies (provided, however, it is agreed that a Temporary Certificate of Occupancy shall suffice for purposes of this requirement (as opposed to a Final Certificate of Occupancy being required in order for the Delivery Condition to have occurred), provided that Landlord ultimately obtains a Final Certificate of Occupancy prior to the expiration of the Temporary Certificate of Occupancy (as the same may be extended)); (b) The Tenant Improvements have been substantially completed in compliance with all Laws and in accordance with the Tenant Improvement Requirements;

C-2-2 (c) The Leased Premises and Building sytsems serving the Leased Premises (including the roof and the mechanical, electrical, and/or plumbing systems) and all Common Areas are in good operating condition and are clean of debris and hazardous materials; and (d) Tenant has been granted access to the Leased Premises for Tenant’s occupancy of the Leased Premises. 4. Punchlist. Landlord shall make commercially reasonable efforts to substantially complete the Tenant Improvements by the Anticipated Delivery Date. When Landlord believes that the Leased Premises are in the Delivery Condition, Landlord shall deliver a notice to Tenant (a) stating that Landlord believes that the Leased Premises are in the Delivery Condition and (b) which designates a date (a “Delivery Initial Walk-Through Date”) not less than five (5) Business Days after, but approximately five (5) Business Days after, the giving of such notice, for the Tenant to conduct a scheduled inspection of the Leased Premises (it being understood that Landlord shall have the right to accompany Tenant during any such inspection). Tenant shall be deemed to have acknowledged that the Leased Premises are in the Delivery Condition as of such Delivery Initial Walk-Through Date, unless Tenant indicates in a notice given to Landlord on or before the fifth (5th) Business Day after the Delivery Initial Walk-Through Date that the Leased Premises are not in the Delivery Condition (“Delivery Deficiency Notice”). If Tenant does not send a Delivery Deficiency Notice, Landlord and Tenant shall reasonably cooperate to establish a reasonable number of dates for the parties to conduct one or more inspections of the Leased Premises to identify punchlist items in respect thereof. No later than twenty-one (21) days following the Delivery Initial Walk-Through Date, Tenant shall deliver to Landlord a list of the elements of Tenant Improvements that remain incomplete (each such list being referred to herein as a “Draft Delivery Punchlist”). No later than five (5) Business Days following receipt of a Draft Delivery Punchlist, Landlord shall notify Tenant whether Landlord contests any items on the Draft Delivery Punchlist. Landlord’s failure to reply to the Draft Delivery Punchlist within such five (5) Business Day period will be deemed Landlord’s acceptance of the Draft Delivery Punchlist. Within three (3) Business Days following Tenant’s receipt of Landlord’s comments to the Draft Delivery Punchlist, Tenant shall revise the Draft Delivery Punchlist and re-submit it to Landlord. This process will repeat until the parties agree on a Draft Delivery Punchlist (the “Delivery Punchlist”). Landlord shall use commercially reasonable efforts to complete the items identified on the Delivery Punchlist approved by Tenant within thirty (30) days thereafter (and in any event will complete such items within 90 days thereafter). 5. Extensions of the Anticipated Delivery Date. The Anticipated Delivery Date will be extended one day for each day of (a) Tenant Delay (as defined below) or (b) actual delay in the delivery of the Leased Premises to Tenant in the Delivery Condition to the extent resulting from a Force Majeure Event. As used herein, “Tenant Delay” means any actual delay that would not have occurred but for (i) any Change Order (defined below) approved by Tenant in accordance with the terms of Section 6 below (however Tenant acknowledges and agrees that Landlord shall have no obligation to cease or temporarily halt ongoing construction of the Tenant Improvements between the date of Tenant’s Change Request(s) and the date of Tenant’s execution of a Change Order with respect to the same); and/or (ii) the failure of Tenant to furnish within the time provided in this Lease any information required by this Lease to be furnished by Tenant to Landlord. 6. Change Requests. No changes or revisions to the Tenant Improvement Plans and/or the Tenant Improvement Requirements shall be made by Landlord unless approved in writing by both parties. Upon Tenant's request and submission by Tenant, at Tenant's sole cost and expense (subject to the application of any unused Tenant Improvement Allowance and Excess Tenant Improvement Allowance), of the necessary information and/or plans and specifications for any changes or revisions to the Tenant Improvement Plans and/or the Tenant Improvement Requirements ("Change Requests") and the approval by Landlord of such

C-2-3 Change Request(s), which approval Landlord agrees shall not be unreasonably withheld, Landlord shall perform the additional work associated with the approved Change Request(s), subject, however, to the following provisions of this Section 6. Prior to commencing any additional work related to the approved Change Request(s), Landlord shall submit to Tenant a written statement of the cost of such additional work and Landlord’s reasonable estimate as to the Tenant Delays that Landlord anticipates Landlord will incur in connection with the same, and a proposed tenant change order therefor ("Change Order") in the standard form then in use by Landlord. Tenant shall execute and deliver to Landlord such Change Order and shall pay the entire cost of such additional work (which is not covered by any unused Tenant Improvement Allowance and Excess Tenant Improvement Allowance) in the following described manner. If Tenant fails to execute or deliver such Change Order then Landlord shall not be obligated to do any additional work related to such approved Change Request(s) and/or Change Orders, and Landlord may proceed to perform only the Tenant Improvements as specified in the Tenant Improvement Plans and/or the Tenant Improvement Requirements. Any costs which Landlord would not have incurred but for such approved Change Order (including any costs incurred by Landlord in connection with the continued performance of the Tenant Improvements during the period between Tenant’s submission of a Change Request and Tenant’s execution of a Change Order which Landlord would not have incurred had Landlord stopped performance of the Tenant Improvements during the period between submission of such Change Request and Tenant’s execution of a Change Order associated therewith in order to not have to undo any portion of the Tenant Improvements upon execution of such Change Order) shall be paid for in accordance with the terms of Section 8 of this Exhibit C below. 7. Tenant Improvement Allowance. Landlord shall provide an allowance to Tenant for the planning, designing, and construction of the Tenant Improvements to be performed in the Leased Premises, as described in the Tenant Improvement Plans and Tenant Improvement Requirements, in the amount of Three Million Four Hundred Seven Thousand One Hundred Eighty Dollars ($3,407,180.00) (the "Tenant Improvement Allowance"). In the event the costs of the Tenant Improvements will exceed the Tenant Improvement Allowance, Landlord shall provide Tenant with an additional allowance of up to Nine Hundred Seventy Three Thousand Four Hundred Eighty Dollars ($973,480.00.00) (the “Excess Tenant Improvement Allowance”); provided, however, in the event any such Excess Tenant Improvement Allowance funds are used by Landlord in the construction of the Tenant Improvements, such Excess Tenant Improvement Allowance funds used by Landlord in the construction of the Tenant Improvements shall be amortized over the initial Lease Term (with interest thereon at Landlord’s cost of funds) and shall be repaid to Landlord with payments to be made on a monthly basis commencing as of the Commencement Date; provided, however, Landlord agrees that Tenant shall have the right to prepay such Excess Tenant Improvement Allowance funds used by Landlord in the construction of the Tenant Improvements without interest or penalty). Tenant shall not be entitled to any credit, abatement or payment from Landlord in the event that the amount of the Tenant Improvement Allowance exceeds the actual Tenant Improvement Costs (defined below). The Tenant Improvement Allowance, and the Excess Tenant Improvement Allowance (if applicable), shall only be used for the planning and construction of the Tenant Improvements in accordance with the terms of this Exhibit C. Landlord agrees that, subject to the terms of Section 8 of this Exhibit C below, Landlord shall be solely responsible for the payment of all Tenant Improvement Costs incured by Landlord in the construction of the Tenant Improvements to the extent in excess of the Tenant Improvement Allowance and, if applicable, the Excess Tenant Improvement Allowance. The costs to be paid out of the Tenant Improvement Allowance and, if applicable, the Excess Tenant Improvement Allowance shall include all reasonable costs and expenses associated with the design, preparation, approval, planning, construction and installation of the Tenant Improvements (the "Tenant Improvement Costs"), including, without limitation, all of the following:

C-2-4 (i) All costs of the design, preparation, approval and planning of the Tenant Improvement Plans (but only to the extent in excess of the space plan allowance Landlord has agreed to provide Tenant in the amount of Three Thousand Six Hundred Fifty and 55/100 Dollars ($3,650.55)), and engineering costs associated with completion of the State of California energy utilization calculations under Title 24 legislation; (ii) All costs of obtaining building permits and other necessary authorizations from local governmental authorities; (iii) All costs of interior design and finish schedule plans and specifications including as- built drawings; (iv) All direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Leased Premises, including, but not limited to, the construction fee for overhead and profit and the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by the Contractor in connection with the construction of the Tenant Improvements; provided, however, that the construction fee for overhead and profit, the cost of all on-site supervisory and administrative staff, office, equipment and temporary services shall not exceed amounts which are reasonable and customary for such items in the local construction industry; (v) Utility connection fees; (vi) Inspection fees and filing fees payable to local governmental authorities; and (viii) All costs of all permanently affixed equipment and non-Trade Fixtures provided for in the Approved Plans and Specifications, including the cost of installation. 8. Excess Tenant Improvement Costs. The term "Excess Tenant Improvement Costs" as used herein shall mean and refer to the difference between the Tenant Improvement Cost and the Tenant Improvement Allowance and Excess Tenant Improvement Allowance. Landlord shall be responsible for all Excess Tenant Improvement Costs; provided however, to the extent the Excess Tenant Improvement Costs results from either (i) all costs related to any and all Change Requests/Change Orders, or (ii) all extra costs incurred as a result of Tenant Delays, Tenant shall be responsible for such portion of the Excess Tenant Improvement Costs (“Tenant Contribution”). Tenant shall faithfully pay all of the Tenant Contribution to Landlord, in cash, within ten (10) days of Landlord's delivery to Tenant of a written invoice therefore together with a reconciliation of such costs. In the event Tenant fails to pay the Tenant Contribution to Landlord within such ten (10) day period, each day that payment is not made thereafter shall be considered a Tenant Delay. Additionally, Landlord shall have the same rights and remedies granted to Landlord under the Lease with respect to failures to pay Rent with respect to any failure by Tenant to pay all Tenant Contribution when and as required by this Section (it being agreed that such Tenant Contribution shall be treated the same as Additional Rent for all purposes under the Lease). 9. Selection of Contractor. Landlord shall obtain compentitive bids from both Butler Construction and Principal Builders based on a guaranteed maximum price or stipulate sum contract. While Landlord shall have the sole authority and discretion to select the contractor; provided, however, Landlord agrees that, in the event Landlord does not select the contractor with the lowest bid, then, notwithstanding anything to the contrary, the delta between the low bid and the high bid shall be paid solely by Landlord and in no event shall such delta be paid using any portion of the Tenant Improvement Allowance or Excess Tenant Improvement Allowance.

C-2-5 10. Lease Provisions; Conflict. The terms and provisions of the Lease, insofar as they are applicable, in whole or in part, to this Exhibit, are hereby incorporated herein by reference. In the event of any conflict between the terms of the Lease and this Exhibit, the terms of this Exhibit shall prevail.

SCHEDULE 1 TO EXHIBIT C TENANT IMPROVEMENT REQUIREMENTS [ATTACHED] C-2-6 886\3784508.8 -2-6 EDULE XHIBIT NANT E ENT UI EMENTS [INTENTIONALLY OMITTED]

D-1 EXHIBIT D RULES AND REGULATIONS This exhibit (“Exhibit”), entitled “Rules and Regulations”, is and shall constitute Exhibit D to that certain Lease Agreement dated August 12, 2021 (the “Lease”), by and between 855 Main Street RWC, LLC, a California limited liability company (“Landlord”) and DELPHIX CORP., a Delaware corporation (“Tenant”) for the leasing of the Leased Premises which are part of the property commonly referred to as 855 Main Street, Redwood City, California 94063. The terms, conditions and provisions of this Exhibit D are hereby incorporated into and are made a part of the Lease; provided, however, in the event of any conflict between the terms and provisions of this Exhibit D and the other terms and provisions of the Lease, the other terms and provisions of the Lease shall control. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease. 1. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Leased Premises. No rubbish, litter, trash, or material shall be placed, emptied, or thrown in those areas. At no time shall Tenant permit Tenant’s employees to loiter in exterior Common Areas except for the purpose for which such Common Area serve. 2. Plumbing fixtures and appliances shall be used only for the purposes for which designed and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed in the fixtures or appliances. 3. Subject to Tenant’s signage rights set forth in the Lease, no signs, advertisements or notices shall be painted or affixed to exterior windows, doors or other exterior parts of the Building, except those of such color, size, style and in such places as are first approved in writing by Landlord. Except in connection with the hanging of lightweight pictures and wall decorations and Tenant’s rights under the Lease with respect to Leasehold Improvements and Trade Fixtures, no nails, hooks or screws shall be inserted into any part of the Leased Premises or Building except by the Building maintenance personnel without Landlord’s prior approval, which approval shall not be unreasonably withheld. 4. All keys and combinations to any safes that are incorporated into the Leased Premises shall be returned to Landlord at the expiration or early termination of the Lease. 5. All contractors, contractor’s representatives and installation technicians performing work in the Building shall be subject to Landlord’s prior approval, which approval shall not be unreasonably withheld, conditioned or delayed and shall be required to comply with Landlord’s commercially reasonable rules, regulations, policies and procedures, which may be revised from time to time, and which do not materially adversely affect Tenant’s rights under the Lease or impose any material additional expense on Tenant. 6. Movement in or out of the Building of furniture or equipment, or dispatch or receipt by Tenant of merchandise or materials requiring the use of elevators, stairways, lobby areas or loading dock areas, shall be restricted to hours reasonably designated by Landlord. Tenant shall obtain Landlord’s prior approval by providing a detailed listing of the activity, which approval shall not be unreasonably withheld, conditioned or delayed. If approved by Landlord, the activity shall be under the supervision of Landlord and performed in the manner reasonably required by Landlord. Tenant shall assume all risk for damage to articles moved and injury to any persons resulting from the activity except as otherwise provided in the Lease. If equipment, property, or personnel of Landlord or of any other party is damaged or injured as a result of or in connection with the activity, Tenant shall be solely liable for any resulting damage, loss or injury except as otherwise provided in the Lease.

D-2 7. Landlord shall have the right to approve the weight, size, or location of heavy equipment or articles in and about the Leased Premises, which approval shall not be unreasonably withheld, conditioned or delayed. Damage to the Building by the installation, maintenance, operation, existence or removal of Tenant’s Property shall be repaired at Tenant’s sole expense. 8. Corridor doors, when not in use, shall be kept closed. 9. Tenant shall not: (1) make or permit any improper, objectionable or unpleasant noises or odors in the Building that unreasonably interfere with or annoy the other occupants of the Building; (2) solicit business or distribute or cause to be distributed, in any portion of the Building, handbills, promotional materials or other advertising; or (3) conduct or permit other activities in the Building that constitute a nuisance. 10. No animals except (a) fully domesticated dogs, and (b) trained assistance animals assisting handicapped persons, shall be brought into the Building or kept in or about the Leased Premises. 11. No burning candle or other open flame is permitted in the Leased Premises, Building or about the Property, provided however, Tenant shall be allowed the use of/installation of gas kitchen or other food preparation and service appliances or articles in designated kitchen and food service areas in the Leased Premises. 12. Tenant shall not use, or permit any part of the Leased Premises to be used for lodging, regular sleeping or for any illegal purpose. 13. Bicycles and other vehicles are not permitted inside the Building or on the walkways outside the Building, except in areas reasonably designated by Landlord. 14. Landlord may from time to time adopt reasonable systems and procedures for the security and safety of the Building and the Property, its occupants, entry, use and contents. Tenant, its agents, employees, contractors, guests and invitees shall comply with Landlord’s reasonable systems and procedures. 15. The Building shall be a non-smoking Building and neither Tenant nor any other tenant, nor their agents, employees, contractors, guests or invitees shall smoke or permit smoking in the Common Areas, except for any designated smoking area mutually agreed upon by Landlord and Tenant. 16. Deliveries to and from the Leased Premises shall be coordinated by Tenant with property management personnel in the areas and through the entrances and exits reasonably designated by Landlord. Tenant shall not make deliveries to or from the Leased Premises in a manner that unreasonably interferes with the use by other tenants of the Building or their premises or of the Common Areas, any pedestrian use, or any use which is inconsistent with good business practice. 17. All garbage and other refuse shall be kept inside the Leased Premises in the kind of container specified by Landlord and, if directed by Landlord, shall be placed outside of the Leased Premises prepared for collection in a manner consistent with good business practice. 18. Tenant shall utilize commercially reasonable termite and pest extermination services as necessary to control termites and pests in the Leased Premises. Except as included in Operating Expenses, Tenant shall bear the cost of such extermination services used by Tenant.

D-3 19. Except as provided in the Lease, no aerial or antenna (including satellite dishes, vent, stacks, etc.) shall be erected on the roof or exterior walls of the Leases Premises, or on the grounds, without in each instance, the written consent of Landlord first being obtained. Any of these items so installed without such written consent shall be subject to removal by Landlord at any time without notice. Any repair to the Leased Premises required, as a result of the installation or removal of these items will be paid in full by Tenant. 20. Only for the duration of the COVID-19 pandemic, Landlord shall have the right to require tenants to implement and enforce reasonable screening and contact tracing protocols intended to reduce the likelihood of transmission of COVID-19 at or in connection with the Property, provided that such protocol shall not require Tenant to disclose to Landlord or to any agent, employee, or contractor of Landlord any identifying information regarding any individual employees or guests of Landlord or any of Landlord’s agents or contractors.

EXHIBIT E PARKING COVENANT [ATTACHED] 886\3784508.8 E-1 HIBIT I G NANT [INTENTIONALLY OMITTED]

EXHIBIT F DEPICTION OF PARKING AREAS OFFICE TENANT PARKING VISITOR PARKING RETAIL PARKING PUBLIC PARKING EXCLUSIVE OFFICE TENANT PARKING LIGHT VALET BASEMENT 1 82 STALLS TOTAL 184 STALLS LIGHT VALET BASEMENT 2 102 STALLS F-1 886\3784508.8 -1 XHIBIT EPICTION F RKING REAS [INTENTIONALLY OMITTED]

EXHIBIT G DEPICTION AND LOCATION OF SIGNAGE [ATTACHED] G-1 886\3784508.8 -1 XHIBIT PI TI N D ATION F GE [INTENTIONALLY OMITTED]

EXHIBIT H SUBORDINATION NONDISTURBANCE AND ATTORNMENT AGREEMENT [ATTACHED] H-1 886\3784508.8 -1 XHIBIT RDINATION DI BANCE D NMENT EE ENT [INTENTIONALLY OMITTED]

1 ADDENDUM 1 COMMENCEMENT DATE CERTIFICATE Landlord: 855 Main Street RWC, LLC, a California limited liability company Tenant: DELPHIX CORP., a Delaware corporation Lease Date: August 12, 2021 Leased Premises: A portion of the first (1st) floor and a portion of the fourth (4th) floor located at 855 Main Street, Redwood City, California 94063, as more particularly described in the Lease. The Commencement Date of the Lease is ________________, 202_. The expiration date of the initial Lease Term is ________________, 202_. The Base Monthly Rent for the initial Lease Term is as follows: Period Base Monthly Rent _______ - _______ (Months 1 – 12) $189,828.60 (NNN) _______ - _______ (Months 13 – 24) $195,523.46 (NNN) _______ - _______ (Months 25 – 36) $201,389.16 (NNN) _______ - _______ (Months 37 – 48) $207,430.84 (NNN) _______ - _______ (Months 49 – 60) $213,653.76 (NNN) LANDLORD 855 Main Street RWC, LLC, a California limited liability company By: Name: Its: Dated: TENANT DELPHIX CORP., a Delaware corporation By: Name: Its: Dated:

ADDENDUM 2 OPTION TO EXTEND This Addendum 2 (“Addendum”), entitled “Option to Extend”, is and shall constitute Addendum 2 to that certain Lease Agreement dated August 12, 2021 (the “Lease”), by and between 855 Main Street RWC, LLC, a California limited liability company (“Landlord”) and DELPHIX CORP., a Delaware corporation (“Tenant”) for the leasing of certain premises (the “Leased Premises”) which are part of the property commonly referred to as 855 Main Street, Redwood City, California 94063. The terms, conditions and provisions of this Addendum 2 are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease. 1. Grant of Extension Option. Subject to the provisions, limitations and conditions set forth in Section 5 below, Tenant shall have an option ("Option") to further extend the term of the Lease for five (5) years (the "Extended Term"). 2. Tenant's Option Notice. Tenant shall have the right to deliver written notice to Landlord of its intent to exercise this Option (the "Option Notice"), which exercise shall be irrevocable. If Landlord does not receive the Option Notice from Tenant on a date which is neither more than twelve (12) months nor less than nine (9) months prior to the end of the initial term of the Lease, all rights under this Option shall automatically terminate and shall be of no further force or effect. Upon the proper exercise of this Option, subject to the provisions, limitations and conditions set forth in Paragraph 5 below, the initial term of the Lease shall be extended for the Extended Term. 3. Establishing the Initial Base Monthly Rent for the Extended Term. The initial Base Monthly Rent for the Extended Term shall be equal to the then Fair Market Rental Rate, as hereinafter defined. As used herein, the “Fair Market Rental Rate” payable by Tenant for the Extended Term shall mean the Base Rent payable by similar tenants for comparable space at which non-equity tenants, as of the commencement of the lease term for the Extended Term, will be leasing non-sublease, non-equity, unencumbered space comparable in size, location and quality to the Premises for a comparable term, which comparable space is located in the Building and in other comparable first-class buildings in the vicinity of the Building, taking into consideration the condition and value of existing tenant improvements in the Premises. The Fair Market Rental Rate shall include the periodic rental increases that would be included for space leased for the period of the Extended Term. If Landlord and Tenant are unable to agree on the Fair Market Rental Rate for the Extended Term within thirty (30) days of receipt by Landlord of the Option Notice for the Extended Term, Landlord and Tenant each, at its cost and by giving notice to the other party, shall appoint a competent and impartial commercial real estate broker (hereinafter "broker") with at least five (5) years' full-time commercial real estate brokerage experience in the geographical area of the Premises to set the Fair Market Rental Rate for the Extended Term. If either Landlord or Tenant does not appoint a broker within thirty (30) days after the other party has given notice of the name of its broker, the single broker appointed shall be the sole broker and shall set the Fair Market Rental Rate for the Extended Term. If two (2) brokers are appointed by Landlord and Tenant as stated in this paragraph, they shall meet promptly and attempt to set the Fair Market Rental Rate. In addition, if either of the first two (2) brokers fails to submit their opinion of the Fair Market Rental Rate within the time frames set forth below, then the single Fair Market Rental Rate submitted shall automatically be the initial Base Monthly Rent for the Extended Term and shall be binding upon Landlord and Tenant. If the two (2) brokers are unable to agree within ten (10) days after the second broker has been appointed, they shall attempt to select a third broker, meeting the qualifications stated in this paragraph within ten (10) days after the last day the two (2) brokers are given to set the Fair Market Rental Rate. If the two (2) brokers are unable to agree on the third broker, either Landlord or Tenant by giving ten (10) days' written notice to the other party, can apply to the Presiding Judge of the Superior Court of the county in which the Premises is located for the selection of a third broker who meets the qualifications stated in this paragraph. Landlord and Tenant each shall bear one-half (1/2) of the cost of appointing the third broker and of paying the third broker's fee. The third broker, however selected, shall be a person who has not previously acted in any capacity for either Landlord or Tenant. Within fifteen (15) days after the selection of the third broker, the third broker shall select one of the two Fair Market Rental Rates submitted by the first two brokers as the Fair Market Rental Rate for the Extended Term. The determination of the Fair Market Rental Rate by the third broker shall be binding upon Landlord and Tenant. Upon determination of the initial Base Monthly Rent for the Extended Term pursuant to the terms outlined above, Landlord and Tenant shall immediately execute an amendment to the Lease setting forth the initial Base Monthly Rent for the Extended Term and the actual commencement date and expiration date of the Extended Term provided however, the failure by either party to execute such amendment shall not void or nullify Tenant’s extension of the Lease Term for the Extended Term. Tenant shall have no other right to further extend the initial term of the Lease under this Addendum unless Landlord and Tenant otherwise expressly agree in writing. 4. Condition of Premises and Brokerage Commissions for the Extended Term. If Tenant timely and properly exercises this Option, in strict accordance with the terms contained herein: (1) Tenant shall accept the Premises in its then "As-Is" condition and, accordingly, Landlord shall not be required to perform any additional improvements to the Premises; and (2) Tenant hereby agrees that it will be solely responsible for any and all brokerage commissions and finder's fees payable to any broker now or hereafter procured or hired by Tenant or who otherwise claims a commission based on any act or statement of Tenant ("Tenant's Broker") in connection with the Option. Tenant hereby further agrees that Landlord shall in no event or circumstance be responsible for the payment of any such commissions and fees to Tenant's Broker, and Tenant shall indemnify, defend and hold Landlord free and harmless against any liability, claim, judgment, or damages with respect thereto, including attorneys’ fees and costs. 5. Limitations On, and Conditions To, Extension Option. This Option is personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as part of the Lease, except to a Permitted Transferee. At Landlord's option, all rights of Tenant under this Option shall terminate and be of no force or effect if any of the following individual events occur or any combination thereof occur: (1) Tenant is in default of any provision of the Lease on the date Landlord receives the Option Notice or at any time prior to the commencement of the Extended Term, in either case beyond any applicable notice and cure period (it being agreed that a default by Tenant under the Lease following Tenant’s delivery of the Option Notice and prior to the commencement of the Extended Term shall result in the Landlord having the right to declare Tenant’s exercise of the Option null and void); and/or (2) Tenant has assigned its rights and obligations under all or part of the Lease or Tenant has subleased all or part of the Premises, other than a Permitted Transferee; and/or (3) Tenant has failed to exercise properly this Option in a timely manner in strict accordance with the provisions of this Addendum; and/or (4) if the Lease has been terminated earlier, pursuant to the terms and provisions of the Lease. 6. Time is of the Essence. Time is of the essence with respect to each and every time period set forth in this Addendum.

DocuSign Envelope ID: B39B15D7-BB27-49C8-B4D5-B509719B6C47

DocuSign Envelope ID: B39B15D7-BB27-49C8-B4D5-B509719B6C47

LANDLORD: 855 Main Street RWC, LLC, a California limited liabQ1iJJ·.1.¥-J�Htl'<�-- Its: Managing Member Dated: TENANT: DELPHIX CORP., a Delaware corporation Name: ____ _ _ _ _ Its: _________ _ Dated: _ _ _ ____ _ 3 By: /s/ Steve Carbone DocuSign Envelope ID: B39B15D7-BB27-49C8-B4D5-B509719B6C47 Steve Carbone VP Finance 5/10/2022 By: /s/ Mark C. Johnson Name: Mark C. Johnson May 5, 2022